REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account
and Board of Directors of
New England Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2022, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 6 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 1996.

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NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Funds® Global Small Capitalization Sub-Account	American Funds® Growth Sub-Account	American Funds® Growth-Income Sub-Account	American Funds® The Bond Fund of America Sub-Account
Assets:
Investments at fair value	$48,163,952	$263,637,164	$153,788,904	$10,868,462
Due from New England Life Insurance Company	—	—	—	—
Total Assets	48,163,952	263,637,164	153,788,904	10,868,462
Liabilities:
Accrued fees	42	32	36	85
Due to New England Life Insurance Company	117	1,182	799	125
Total Liabilities	159	1,214	835	210
Net Assets	$48,163,793	$263,635,950	$153,788,069	$10,868,252

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI Brighthouse Asset Allocation 100 Sub-Account	BHFTI Brighthouse/ Wellington Large Cap Research Sub-Account	BHFTI CBRE Global Real Estate Sub-Account	BHFTI Harris Oakmark International Sub-Account	BHFTI Invesco Global Equity Sub-Account
Assets:
Investments at fair value	$476,284,080	$5,711,431	$14,916,003	$35,897,284	$9,785,069
Due from New England Life Insurance Company	1,412	—	—	—	23
Total Assets	476,285,492	5,711,431	14,916,003	35,897,284	9,785,092
Liabilities:
Accrued fees	—	52	111	55	104
Due to New England Life Insurance Company	—	—	98	392	—
Total Liabilities	—	52	209	447	104
Net Assets	$476,285,492	$5,711,379	$14,915,794	$35,896,837	$9,784,988

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Small Cap Growth Sub-Account	BHFTI Loomis Sayles Growth Sub-Account	BHFTI MFS® Research International Sub-Account	BHFTI Morgan Stanley Discovery Sub-Account	BHFTI PIMCO Inflation Protected Bond Sub-Account
Assets:
Investments at fair value	$7,273,627	$32,525,883	$77,648,059	$20,457,446	$9,076,359
Due from New England Life Insurance Company	113	896	—	571	—
Total Assets	7,273,740	32,526,779	77,648,059	20,458,017	9,076,359
Liabilities:
Accrued fees	108	56	46	103	124
Due to New England Life Insurance Company	—	—	95	—	602
Total Liabilities	108	56	141	103	726
Net Assets	$7,273,632	$32,526,723	$77,647,918	$20,457,914	$9,075,633

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI PIMCO Total Return Sub-Account	BHFTI SSGA Growth and Income ETF Sub-Account	BHFTI SSGA Growth ETF Sub-Account	BHFTI T. Rowe Price Mid Cap Growth Sub-Account	BHFTI Victory Sycamore Mid Cap Value Sub-Account
Assets:
Investments at fair value	$42,003,924	$6,166,829	$8,897,976	$39,408,882	$31,892,550
Due from New England Life Insurance Company	13	—	—	—	—
Total Assets	42,003,937	6,166,829	8,897,976	39,408,882	31,892,550
Liabilities:
Accrued fees	48	66	86	40	77
Due to New England Life Insurance Company	—	154	2	96	307
Total Liabilities	48	220	88	136	384
Net Assets	$42,003,889	$6,166,609	$8,897,888	$39,408,746	$31,892,166

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Sub-Account	BHFTII BlackRock Bond Income Sub-Account	BHFTII BlackRock Capital Appreciation Sub-Account	BHFTII BlackRock Ultra- Short Term Bond Sub-Account	BHFTII Brighthouse Asset Allocation 20 Sub-Account
Assets:
Investments at fair value	$20,986,612	$115,485,327	$201,025,202	$29,143,224	$3,708,403
Due from New England Life Insurance Company	1,373	11,318	196	—	450
Total Assets	20,987,985	115,496,645	201,025,398	29,143,224	3,708,853
Liabilities:
Accrued fees	93	11	15	70	99
Due to New England Life Insurance Company	—	—	—	68,360	—
Total Liabilities	93	11	15	68,430	99
Net Assets	$20,987,892	$115,496,634	$201,025,383	$29,074,794	$3,708,754

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Brighthouse Asset Allocation 40 Sub-Account	BHFTII Brighthouse Asset Allocation 60 Sub-Account	BHFTII Brighthouse Asset Allocation 80 Sub-Account	BHFTII Brighthouse/ Artisan Mid Cap Value Sub-Account	BHFTII Brighthouse/ Wellington Balanced Sub-Account
Assets:
Investments at fair value	$7,241,042	$43,671,062	$61,262,468	$105,616,892	$11,224,381
Due from New England Life Insurance Company	1,267	1,672	—	—	100
Total Assets	7,242,309	43,672,734	61,262,468	105,616,892	11,224,481
Liabilities:
Accrued fees	59	26	55	32	85
Due to New England Life Insurance Company	—	—	160	42,333	—
Total Liabilities	59	26	215	42,365	85
Net Assets	$7,242,250	$43,672,708	$61,262,253	$105,574,527	$11,224,396

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Sub-Account	BHFTII Frontier Mid Cap Growth Sub-Account	BHFTII Jennison Growth Sub-Account	BHFTII Loomis Sayles Small Cap Core Sub-Account	BHFTII Loomis Sayles Small Cap Growth Sub-Account
Assets:
Investments at fair value	$328,989,370	$3,396,008	$17,746,161	$138,181,008	$10,920,900
Due from New England Life Insurance Company	7,528	60	232	1,832	—
Total Assets	328,996,898	3,396,068	17,746,393	138,182,840	10,920,900
Liabilities:
Accrued fees	28	105	77	—	68
Due to New England Life Insurance Company	—	—	—	—	40
Total Liabilities	28	105	77	—	108
Net Assets	$328,996,870	$3,395,963	$17,746,316	$138,182,840	$10,920,792

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII MetLife Aggregate Bond Index Sub-Account	BHFTII MetLife Mid Cap Stock Index Sub-Account	BHFTII MetLife MSCI EAFE® Index Sub-Account	BHFTII MetLife Russell 2000® Index Sub-Account	BHFTII MetLife Stock Index Sub-Account
Assets:
Investments at fair value	$132,157,340	$26,436,254	$12,093,981	$24,109,305	$210,222,654
Due from New England Life Insurance Company	—	—	—	—	39,071
Total Assets	132,157,340	26,436,254	12,093,981	24,109,305	210,261,725
Liabilities:
Accrued fees	109	49	117	64	—
Due to New England Life Insurance Company	28	546	264	851	—
Total Liabilities	137	595	381	915	—
Net Assets	$132,157,203	$26,435,659	$12,093,600	$24,108,390	$210,261,725

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Sub-Account	BHFTII MFS® Value Sub-Account	BHFTII Neuberger Berman Genesis Sub-Account	BHFTII T. Rowe Price Large Cap Growth Sub-Account	BHFTII T. Rowe Price Small Cap Growth Sub-Account
Assets:
Investments at fair value	$79,080,540	$96,427,292	$58,049,168	$30,507,549	$13,549,610
Due from New England Life Insurance Company	17,441	137	251	636	—
Total Assets	79,097,981	96,427,429	58,049,419	30,508,185	13,549,610
Liabilities:
Accrued fees	34	43	38	71	157
Due to New England Life Insurance Company	—	—	—	—	501
Total Liabilities	34	43	38	71	658
Net Assets	$79,097,947	$96,427,386	$58,049,381	$30,508,114	$13,548,952

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2022

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	BHFTII Western Asset Management U.S. Government Sub-Account	Fidelity® VIP Equity-Income Sub-Account
Assets:
Investments at fair value	$38,018,019	$10,012,699	$120,806,605
Due from New England Life Insurance Company	—	3,503	—
Total Assets	38,018,019	10,016,202	120,806,605
Liabilities:
Accrued fees	53	71	42
Due to New England Life Insurance Company	122	—	888
Total Liabilities	175	71	930
Net Assets	$38,017,844	$10,016,131	$120,805,675

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2022, 2021 and 2020

	American Funds® Global Small Capitalization Sub-Account			American Funds® Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$93,677	$970,566	$827,094	$872,928
Expenses:
Mortality and expense risk charges	170,738	241,149	183,960	977,491	1,224,094	884,329
Net investment income (loss)	(170,738)	(241,149)	(90,283)	(6,925)	(397,000)	(11,401)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	18,111,072	1,686,667	3,497,655	43,947,682	48,179,469	6,478,846
Realized gains (losses) on sale of investments	(20,991)	1,637,425	730,422	5,349,434	11,213,112	7,595,480
Net realized gains (losses)	18,090,081	3,324,092	4,228,077	49,297,116	59,392,581	14,074,326
Change in unrealized gains (losses) on investments	(39,165,142)	1,538,868	11,925,750	(167,850,552)	14,593,424	107,475,084
Net realized and changes in unrealized gains (losses) on investments	(21,075,061)	4,862,960	16,153,827	(118,553,436)	73,986,005	121,549,410
Net increase (decrease) in net assets resulting from operations	$(21,245,799)	$4,621,811	$16,063,544	$(118,560,361)	$73,589,005	$121,538,009

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$2,090,429	$2,062,924	$2,050,289
Expenses:
Mortality and expense risk charges	441,492	500,463	409,883
Net investment income (loss)	1,648,937	1,562,461	1,640,406
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	16,193,636	1,793,068	3,946,726
Realized gains (losses) on sale of investments	2,241,960	3,861,918	1,503,176
Net realized gains (losses)	18,435,596	5,654,986	5,449,902
Change in unrealized gains (losses) on investments	(52,328,246)	31,445,885	12,216,047
Net realized and changes in unrealized gains (losses) on investments	(33,892,650)	37,100,871	17,665,949
Net increase (decrease) in net assets resulting from operations	$(32,243,713)	$38,663,332	$19,306,355

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	American Funds® The Bond Fund of America Sub-Account			BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$335,085	$175,114	$248,368	$8,416,448	$8,097,022	$6,705,395
Expenses:
Mortality and expense risk charges	28,413	29,501	26,504	2,977,133	3,569,219	2,793,395
Net investment income (loss)	306,672	145,613	221,864	5,439,315	4,527,803	3,912,000
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	126,109	507,228	103,657	45,142,769	45,566,407	50,829,974
Realized gains (losses) on sale of investments	(163,959)	25,502	44,289	(138,847)	7,529,379	704,582
Net realized gains (losses)	(37,850)	532,730	147,946	45,003,922	53,095,786	51,534,556
Change in unrealized gains (losses) on investments	(1,880,095)	(745,500)	618,276	(177,748,937)	40,970,858	33,013,001
Net realized and changes in unrealized gains (losses) on investments	(1,917,945)	(212,770)	766,222	(132,745,015)	94,066,644	84,547,557
Net increase (decrease) in net assets resulting from operations	$(1,611,273)	$(67,157)	$988,086	$(127,305,700)	$98,594,447	$88,459,557

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$43,730	$57,864	$62,253
Expenses:
Mortality and expense risk charges	12,060	12,443	9,947
Net investment income (loss)	31,670	45,421	52,306
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,278,095	657,766	353,842
Realized gains (losses) on sale of investments	57,429	334,160	70,879
Net realized gains (losses)	1,335,524	991,926	424,721
Change in unrealized gains (losses) on investments	(2,703,636)	435,858	686,557
Net realized and changes in unrealized gains (losses) on investments	(1,368,112)	1,427,784	1,111,278
Net increase (decrease) in net assets resulting from operations	$(1,336,442)	$1,473,205	$1,163,584

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI CBRE Global Real Estate Sub-Account			BHFTI Harris Oakmark International Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$743,263	$557,161	$698,713	$920,948	$399,130	$1,185,914
Expenses:
Mortality and expense risk charges	50,742	56,412	46,209	124,566	158,312	123,588
Net investment income (loss)	692,521	500,749	652,504	796,382	240,818	1,062,326
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,617,137	—	305,771	2,033,379	—	921,662
Realized gains (losses) on sale of investments	(26,108)	59,344	(216,783)	(431,538)	116,191	(1,342,380)
Net realized gains (losses)	1,591,029	59,344	88,988	1,601,841	116,191	(420,718)
Change in unrealized gains (losses) on investments	(7,372,683)	4,798,833	(1,763,589)	(9,627,213)	3,311,472	604,412
Net realized and changes in unrealized gains (losses) on investments	(5,781,654)	4,858,177	(1,674,601)	(8,025,372)	3,427,663	183,694
Net increase (decrease) in net assets resulting from operations	$(5,089,133)	$5,358,926	$(1,022,097)	$(7,228,990)	$3,668,481	$1,246,020

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$—	$18,941	$97,360
Expenses:
Mortality and expense risk charges	39,524	53,939	40,840
Net investment income (loss)	(39,524)	(34,998)	56,520
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,571,883	600,555	26,636
Realized gains (losses) on sale of investments	70,482	426,057	124,124
Net realized gains (losses)	1,642,365	1,026,612	150,760
Change in unrealized gains (losses) on investments	(6,388,249)	1,099,561	2,605,197
Net realized and changes in unrealized gains (losses) on investments	(4,745,884)	2,126,173	2,755,957
Net increase (decrease) in net assets resulting from operations	$(4,785,408)	$2,091,175	$2,812,477

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Invesco Small Cap Growth Sub-Account			BHFTI Loomis Sayles Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$6,908	$—	$93,139	$311,211
Expenses:
Mortality and expense risk charges	32,117	48,274	30,525	132,292	166,298	136,339
Net investment income (loss)	(32,117)	(48,274)	(23,617)	(132,292)	(73,159)	174,872
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,403,133	2,186,259	440,487	3,262,664	1,420,375	12,964,483
Realized gains (losses) on sale of investments	(194,674)	223,345	4,009	73,607	587,534	371,199
Net realized gains (losses)	2,208,459	2,409,604	444,496	3,336,271	2,007,909	13,335,682
Change in unrealized gains (losses) on investments	(6,256,538)	(1,645,865)	3,512,425	(16,504,645)	5,746,471	(2,814,912)
Net realized and changes in unrealized gains (losses) on investments	(4,048,079)	763,739	3,956,921	(13,168,374)	7,754,380	10,520,770
Net increase (decrease) in net assets resulting from operations	$(4,080,196)	$715,465	$3,933,304	$(13,300,666)	$7,681,221	$10,695,642

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$1,684,880	$1,122,785	$1,982,244
Expenses:
Mortality and expense risk charges	409,679	498,091	413,759
Net investment income (loss)	1,275,201	624,694	1,568,485
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	5,501,782	3,447,147	2,740,161
Realized gains (losses) on sale of investments	25,255	1,011,799	154,691
Net realized gains (losses)	5,527,037	4,458,946	2,894,852
Change in unrealized gains (losses) on investments	(24,230,105)	5,377,123	5,942,453
Net realized and changes in unrealized gains (losses) on investments	(18,703,068)	9,836,069	8,837,305
Net increase (decrease) in net assets resulting from operations	$(17,427,867)	$10,460,763	$10,405,790

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Morgan Stanley Discovery Sub-Account			BHFTI PIMCO Inflation Protected Bond Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$—	$628,934	$92,944	$280,662
Expenses:
Mortality and expense risk charges	134,277	307,048	200,531	31,966	31,418	32,326
Net investment income (loss)	(134,277)	(307,048)	(200,531)	596,968	61,526	248,336
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	12,119,639	32,315,683	6,258,204	—	—	—
Realized gains (losses) on sale of investments	(2,199,256)	3,713,447	1,731,792	(37,379)	59,489	(22,415)
Net realized gains (losses)	9,920,383	36,029,130	7,989,996	(37,379)	59,489	(22,415)
Change in unrealized gains (losses) on investments	(45,227,264)	(42,557,438)	35,091,188	(1,796,201)	379,963	789,902
Net realized and changes in unrealized gains (losses) on investments	(35,306,881)	(6,528,308)	43,081,184	(1,833,580)	439,452	767,487
Net increase (decrease) in net assets resulting from operations	$(35,441,158)	$(6,835,356)	$42,880,653	$(1,236,612)	$500,978	$1,015,823

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$1,431,133	$1,053,425	$2,153,682
Expenses:
Mortality and expense risk charges	131,989	157,540	160,971
Net investment income (loss)	1,299,144	895,885	1,992,711
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	2,184,245	—
Realized gains (losses) on sale of investments	(500,056)	30,117	185,522
Net realized gains (losses)	(500,056)	2,214,362	185,522
Change in unrealized gains (losses) on investments	(8,271,136)	(3,894,298)	2,157,074
Net realized and changes in unrealized gains (losses) on investments	(8,771,192)	(1,679,936)	2,342,596
Net increase (decrease) in net assets resulting from operations	$(7,472,048)	$(784,051)	$4,335,307

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI SSGA Growth and Income ETF Sub-Account			BHFTI SSGA Growth ETF Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$218,702	$149,152	$195,276	$282,061	$167,385	$237,713
Expenses:
Mortality and expense risk charges	24,366	26,165	22,726	26,259	29,871	26,293
Net investment income (loss)	194,336	122,987	172,550	255,802	137,514	211,420
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,086,693	335,731	230,677	1,569,298	526,066	350,354
Realized gains (losses) on sale of investments	(53,547)	77,936	11,239	(23,412)	116,257	(26,481)
Net realized gains (losses)	1,033,146	413,667	241,916	1,545,886	642,323	323,873
Change in unrealized gains (losses) on investments	(2,423,364)	398,775	233,435	(3,493,471)	862,021	331,902
Net realized and changes in unrealized gains (losses) on investments	(1,390,218)	812,442	475,351	(1,947,585)	1,504,344	655,775
Net increase (decrease) in net assets resulting from operations	$(1,195,882)	$935,429	$647,901	$(1,691,783)	$1,641,858	$867,195

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$—	$—	$107,374
Expenses:
Mortality and expense risk charges	164,336	203,779	163,315
Net investment income (loss)	(164,336)	(203,779)	(55,941)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,222,791	4,663,975	4,329,467
Realized gains (losses) on sale of investments	(201,910)	949,814	158,007
Net realized gains (losses)	7,020,881	5,613,789	4,487,474
Change in unrealized gains (losses) on investments	(19,204,582)	1,929,300	5,391,998
Net realized and changes in unrealized gains (losses) on investments	(12,183,701)	7,543,089	9,879,472
Net increase (decrease) in net assets resulting from operations	$(12,348,037)	$7,339,310	$9,823,531

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Victory Sycamore Mid Cap Value Sub-Account			BHFTII Baillie Gifford International Stock Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$601,618	$411,121	$379,819	$261,782	$309,560	$524,963
Expenses:
Mortality and expense risk charges	107,648	105,049	77,368	91,592	132,658	108,585
Net investment income (loss)	493,970	306,072	302,451	170,190	176,902	416,378
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,748,647	844,390	1,343,661	2,036,320	3,184,626	1,543,894
Realized gains (losses) on sale of investments	281,260	585,548	(191,135)	(134,173)	497,652	266,224
Net realized gains (losses)	4,029,907	1,429,938	1,152,526	1,902,147	3,682,278	1,810,118
Change in unrealized gains (losses) on investments	(5,469,522)	6,647,433	165,304	(10,902,687)	(4,193,102)	4,547,810
Net realized and changes in unrealized gains (losses) on investments	(1,439,615)	8,077,371	1,317,830	(9,000,540)	(510,824)	6,357,928
Net increase (decrease) in net assets resulting from operations	$(945,645)	$8,383,443	$1,620,281	$(8,830,350)	$(333,922)	$6,774,306

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$3,564,318	$3,828,492	$5,339,136
Expenses:
Mortality and expense risk charges	269,103	325,715	348,565
Net investment income (loss)	3,295,215	3,502,777	4,990,571
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	145,975	2,720,112	—
Realized gains (losses) on sale of investments	(647,922)	169,679	170,028
Net realized gains (losses)	(501,947)	2,889,791	170,028
Change in unrealized gains (losses) on investments	(22,538,349)	(7,447,633)	6,490,396
Net realized and changes in unrealized gains (losses) on investments	(23,040,296)	(4,557,842)	6,660,424
Net increase (decrease) in net assets resulting from operations	$(19,745,081)	$(1,055,065)	$11,650,995

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII BlackRock Capital Appreciation Sub-Account			BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$—	$—	$113,968	$703,210
Expenses:
Mortality and expense risk charges	1,375,694	1,835,567	1,438,847	106,458	119,049	130,831
Net investment income (loss)	(1,375,694)	(1,835,567)	(1,438,847)	(106,458)	(5,081)	572,379
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	66,222,760	42,164,205	29,664,667	—	—	—
Realized gains (losses) on sale of investments	606,067	9,790,169	6,442,109	(25,939)	(40,897)	38,007
Net realized gains (losses)	66,828,827	51,954,374	36,106,776	(25,939)	(40,897)	38,007
Change in unrealized gains (losses) on investments	(193,592,211)	10,358,535	53,846,604	444,097	(137,927)	(590,710)
Net realized and changes in unrealized gains (losses) on investments	(126,763,384)	62,312,909	89,953,380	418,158	(178,824)	(552,703)
Net increase (decrease) in net assets resulting from operations	$(128,139,078)	$60,477,342	$88,514,533	$311,700	$(183,905)	$19,676

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$133,127	$143,413	$131,342
Expenses:
Mortality and expense risk charges	14,432	15,812	15,527
Net investment income (loss)	118,695	127,601	115,815
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	122,159	56,068	94,090
Realized gains (losses) on sale of investments	(49,076)	17,468	(34,471)
Net realized gains (losses)	73,083	73,536	59,619
Change in unrealized gains (losses) on investments	(778,836)	(46,349)	177,029
Net realized and changes in unrealized gains (losses) on investments	(705,753)	27,187	236,648
Net increase (decrease) in net assets resulting from operations	$(587,058)	$154,788	$352,463

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 40 Sub-Account			BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$218,838	$247,552	$228,248	$1,129,948	$1,278,945	$1,123,550
Expenses:
Mortality and expense risk charges	29,800	33,029	29,878	153,765	185,566	158,896
Net investment income (loss)	189,038	214,523	198,370	976,183	1,093,379	964,654
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	413,519	299,414	363,581	3,550,091	2,850,809	3,168,106
Realized gains (losses) on sale of investments	(56,415)	35,973	(50,190)	(239,759)	482,313	(42,037)
Net realized gains (losses)	357,104	335,387	313,391	3,310,332	3,333,122	3,126,069
Change in unrealized gains (losses) on investments	(1,762,312)	49,850	266,833	(12,632,762)	1,151,075	2,076,087
Net realized and changes in unrealized gains (losses) on investments	(1,405,208)	385,237	580,224	(9,322,430)	4,484,197	5,202,156
Net increase (decrease) in net assets resulting from operations	$(1,216,170)	$599,760	$778,594	$(8,346,247)	$5,577,576	$6,166,810

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$1,388,815	$1,542,505	$1,339,070
Expenses:
Mortality and expense risk charges	194,152	229,083	182,592
Net investment income (loss)	1,194,663	1,313,422	1,156,478
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	6,244,368	5,295,572	6,030,738
Realized gains (losses) on sale of investments	(114,824)	1,465,096	138,271
Net realized gains (losses)	6,129,544	6,760,668	6,169,009
Change in unrealized gains (losses) on investments	(21,495,782)	2,914,862	3,542,477
Net realized and changes in unrealized gains (losses) on investments	(15,366,238)	9,675,530	9,711,486
Net increase (decrease) in net assets resulting from operations	$(14,171,575)	$10,988,952	$10,867,964

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account			BHFTII Brighthouse/Wellington Balanced Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$1,095,200	$1,131,134	$860,472	$208,567	$244,532	$244,753
Expenses:
Mortality and expense risk charges	476,468	519,330	390,334	47,772	49,473	41,986
Net investment income (loss)	618,732	611,804	470,138	160,795	195,059	202,767
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	16,544,669	2,576,497	1,887,589	1,626,700	1,143,414	480,421
Realized gains (losses) on sale of investments	732,757	1,888,121	(375,706)	(60,503)	177,142	37,538
Net realized gains (losses)	17,277,426	4,464,618	1,511,883	1,566,197	1,320,556	517,959
Change in unrealized gains (losses) on investments	(34,320,495)	22,673,413	3,237,554	(4,136,507)	167,574	1,057,800
Net realized and changes in unrealized gains (losses) on investments	(17,043,069)	27,138,031	4,749,437	(2,570,310)	1,488,130	1,575,759
Net increase (decrease) in net assets resulting from operations	$(16,424,337)	$27,749,835	$5,219,575	$(2,409,515)	$1,683,189	$1,778,526

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$4,868,454	$4,711,850	$4,671,527
Expenses:
Mortality and expense risk charges	1,574,023	1,605,434	1,376,678
Net investment income (loss)	3,294,431	3,106,416	3,294,849
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	59,915,992	17,205,391	31,215,814
Realized gains (losses) on sale of investments	2,949,859	5,060,887	2,373,576
Net realized gains (losses)	62,865,851	22,266,278	33,589,390
Change in unrealized gains (losses) on investments	(86,773,989)	47,479,015	(6,862,113)
Net realized and changes in unrealized gains (losses) on investments	(23,908,138)	69,745,293	26,727,277
Net increase (decrease) in net assets resulting from operations	$(20,613,707)	$72,851,709	$30,022,126

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Frontier Mid Cap Growth Sub-Account			BHFTII Jennison Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$—	$—	$—	$47,047
Expenses:
Mortality and expense risk charges	13,686	18,850	15,866	75,460	102,499	75,751
Net investment income (loss)	(13,686)	(18,850)	(15,866)	(75,460)	(102,499)	(28,704)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,056,987	703,181	471,839	4,982,376	5,942,697	2,329,370
Realized gains (losses) on sale of investments	45,769	184,980	121,451	(98,698)	1,096,395	394,515
Net realized gains (losses)	1,102,756	888,161	593,290	4,883,678	7,039,092	2,723,885
Change in unrealized gains (losses) on investments	(2,540,740)	(146,399)	697,613	(16,457,324)	(2,405,986)	7,436,685
Net realized and changes in unrealized gains (losses) on investments	(1,437,984)	741,762	1,290,903	(11,573,646)	4,633,106	10,160,570
Net increase (decrease) in net assets resulting from operations	$(1,451,670)	$722,912	$1,275,037	$(11,649,106)	$4,530,607	$10,131,866

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$—	$138,063	$168,217
Expenses:
Mortality and expense risk charges	769,294	897,202	672,011
Net investment income (loss)	(769,294)	(759,139)	(503,794)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	27,155,996	10,030,580	10,509,834
Realized gains (losses) on sale of investments	259,374	2,578,912	(276,016)
Net realized gains (losses)	27,415,370	12,609,492	10,233,818
Change in unrealized gains (losses) on investments	(53,255,762)	19,683,798	4,677,534
Net realized and changes in unrealized gains (losses) on investments	(25,840,392)	32,293,290	14,911,352
Net increase (decrease) in net assets resulting from operations	$(26,609,686)	$31,534,151	$14,407,558

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Loomis Sayles Small Cap Growth Sub-Account			BHFTII MetLife Aggregate Bond Index Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$—	$3,909,531	$4,044,670	$4,809,431
Expenses:
Mortality and expense risk charges	35,715	47,277	36,310	46,252	53,307	58,113
Net investment income (loss)	(35,715)	(47,277)	(36,310)	3,863,279	3,991,363	4,751,318
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,534,248	1,357,137	1,402,519	—	—	—
Realized gains (losses) on sale of investments	(116,295)	364,263	35,763	(540,957)	66,876	180,504
Net realized gains (losses)	2,417,953	1,721,400	1,438,282	(540,957)	66,876	180,504
Change in unrealized gains (losses) on investments	(5,879,202)	(312,042)	2,191,409	(23,712,910)	(7,259,919)	6,185,266
Net realized and changes in unrealized gains (losses) on investments	(3,461,249)	1,409,358	3,629,691	(24,253,867)	(7,193,043)	6,365,770
Net increase (decrease) in net assets resulting from operations	$(3,496,964)	$1,362,081	$3,593,381	$(20,390,588)	$(3,201,680)	$11,117,088
The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$308,195	$336,294	$325,958
Expenses:
Mortality and expense risk charges	89,668	104,326	81,598
Net investment income (loss)	218,527	231,968	244,360
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,431,865	1,473,221	1,472,289
Realized gains (losses) on sale of investments	279,922	498,713	98,647
Net realized gains (losses)	4,711,787	1,971,934	1,570,936
Change in unrealized gains (losses) on investments	(9,289,302)	4,240,689	1,176,775
Net realized and changes in unrealized gains (losses) on investments	(4,577,515)	6,212,623	2,747,711
Net increase (decrease) in net assets resulting from operations	$(4,358,988)	$6,444,591	$2,992,071

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MetLife MSCI EAFE® Index Sub-Account			BHFTII MetLife Russell 2000® Index Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$478,128	$274,929	$404,944	$288,177	$330,731	$316,085
Expenses:
Mortality and expense risk charges	44,831	53,546	45,617	96,665	121,124	87,165
Net investment income (loss)	433,297	221,383	359,327	191,512	209,607	228,920
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	337,177	—	66,174	4,756,901	1,664,113	1,327,812
Realized gains (losses) on sale of investments	34,964	198,888	50,859	163,904	606,450	169,663
Net realized gains (losses)	372,141	198,888	117,033	4,920,805	2,270,563	1,497,475
Change in unrealized gains (losses) on investments	(3,144,464)	1,059,914	538,917	(11,808,481)	1,763,886	2,877,838
Net realized and changes in unrealized gains (losses) on investments	(2,772,323)	1,258,802	655,950	(6,887,676)	4,034,449	4,375,313
Net increase (decrease) in net assets resulting from operations	$(2,339,026)	$1,480,185	$1,015,277	$(6,696,164)	$4,244,056	$4,604,233

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$2,990,261	$3,826,059	$3,827,684
Expenses:
Mortality and expense risk charges	1,171,006	1,292,656	1,053,241
Net investment income (loss)	1,819,255	2,533,403	2,774,443
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	20,771,100	15,518,641	12,750,350
Realized gains (losses) on sale of investments	6,069,742	7,627,524	5,508,927
Net realized gains (losses)	26,840,842	23,146,165	18,259,277
Change in unrealized gains (losses) on investments	(79,904,663)	36,517,099	13,814,945
Net realized and changes in unrealized gains (losses) on investments	(53,063,821)	59,663,264	32,074,222
Net increase (decrease) in net assets resulting from operations	$(51,244,566)	$62,196,667	$34,848,665

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MFS® Total Return Sub-Account			BHFTII MFS® Value Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$1,507,844	$1,706,398	$1,979,813	$1,673,941	$1,588,107	$1,682,854
Expenses:
Mortality and expense risk charges	374,124	416,527	368,366	450,909	478,181	397,676
Net investment income (loss)	1,133,720	1,289,871	1,611,447	1,223,032	1,109,926	1,285,178
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,984,335	5,385,609	3,387,459	13,890,386	1,043,450	5,303,540
Realized gains (losses) on sale of investments	444,147	1,132,445	663,170	499,401	1,177,753	(251,111)
Net realized gains (losses)	8,428,482	6,518,054	4,050,629	14,389,787	2,221,203	5,052,429
Change in unrealized gains (losses) on investments	(18,843,588)	3,801,482	1,568,779	(22,738,342)	19,208,016	(3,740,567)
Net realized and changes in unrealized gains (losses) on investments	(10,415,106)	10,319,536	5,619,408	(8,348,555)	21,429,219	1,311,862
Net increase (decrease) in net assets resulting from operations	$(9,281,386)	$11,609,407	$7,230,855	$(7,125,523)	$22,539,145	$2,597,040

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$—	$55,032	$99,268
Expenses:
Mortality and expense risk charges	213,162	253,201	196,397
Net investment income (loss)	(213,162)	(198,169)	(97,129)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	10,512,687	4,592,433	3,933,147
Realized gains (losses) on sale of investments	511,400	1,384,607	678,186
Net realized gains (losses)	11,024,087	5,977,040	4,611,333
Change in unrealized gains (losses) on investments	(25,418,813)	6,154,805	8,833,127
Net realized and changes in unrealized gains (losses) on investments	(14,394,726)	12,131,845	13,444,460
Net increase (decrease) in net assets resulting from operations	$(14,607,888)	$11,933,676	$13,347,331

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII T. Rowe Price Large Cap Growth Sub-Account			BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$94,944	$31,350	$6,438	$30,970
Expenses:
Mortality and expense risk charges	144,058	201,089	156,003	49,735	63,835	51,952
Net investment income (loss)	(144,058)	(201,089)	(61,059)	(18,385)	(57,397)	(20,982)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	7,814,609	5,692,620	3,162,122	2,653,440	1,922,258	1,552,309
Realized gains (losses) on sale of investments	(291,337)	1,394,173	937,305	(76,281)	488,707	226,956
Net realized gains (losses)	7,523,272	7,086,793	4,099,427	2,577,159	2,410,965	1,779,265
Change in unrealized gains (losses) on investments	(29,351,715)	2,486,955	9,162,632	(6,709,736)	(391,192)	1,672,455
Net realized and changes in unrealized gains (losses) on investments	(21,828,443)	9,573,748	13,262,059	(4,132,577)	2,019,773	3,451,720
Net increase (decrease) in net assets resulting from operations	$(21,972,501)	$9,372,659	$13,201,000	$(4,150,962)	$1,962,376	$3,430,738

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$2,483,995	$1,790,123	$2,713,972
Expenses:
Mortality and expense risk charges	137,073	160,532	156,612
Net investment income (loss)	2,346,922	1,629,591	2,557,360
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(247,833)	218,287	54,144
Net realized gains (losses)	(247,833)	218,287	54,144
Change in unrealized gains (losses) on investments	(10,074,671)	(684,367)	239,411
Net realized and changes in unrealized gains (losses) on investments	(10,322,504)	(466,080)	293,555
Net increase (decrease) in net assets resulting from operations	$(7,975,582)	$1,163,511	$2,850,915

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Western Asset Management U.S. Government Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$232,310	$296,279	$341,330
Expenses:
Mortality and expense risk charges	37,038	39,251	40,661
Net investment income (loss)	195,272	257,028	300,669
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(209,677)	(29,514)	69,193
Net realized gains (losses)	(209,677)	(29,514)	69,193
Change in unrealized gains (losses) on investments	(998,450)	(440,869)	139,231
Net realized and changes in unrealized gains (losses) on investments	(1,208,127)	(470,383)	208,424
Net increase (decrease) in net assets resulting from operations	$(1,012,855)	$(213,355)	$509,093

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Sub-Account
	2022	2021	2020
Investment Income:
Dividends	$2,325,396	$2,393,853	$1,870,665
Expenses:
Mortality and expense risk charges	662,699	683,326	561,387
Net investment income (loss)	1,662,697	1,710,527	1,309,278
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	4,076,430	13,972,177	4,814,890
Realized gains (losses) on sale of investments	700,293	1,652,671	(379,320)
Net realized gains (losses)	4,776,723	15,624,848	4,435,570
Change in unrealized gains (losses) on investments	(13,706,555)	9,544,818	47,832
Net realized and changes in unrealized gains (losses) on investments	(8,929,832)	25,169,666	4,483,402
Net increase (decrease) in net assets resulting from operations	$(7,267,135)	$26,880,193	$5,792,680

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022, 2021 and 2020

	American Funds® Global Small Capitalization Sub-Account			American Funds® Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(170,738)	$(241,149)	$(90,283)	$(6,925)	$(397,000)	$(11,401)
Net realized gains (losses)	18,090,081	3,324,092	4,228,077	49,297,116	59,392,581	14,074,326
Change in unrealized gains (losses) on investments	(39,165,142)	1,538,868	11,925,750	(167,850,552)	14,593,424	107,475,084
Net increase (decrease) in net assets resulting from operations	(21,245,799)	4,621,811	16,063,544	(118,560,361)	73,589,005	121,538,009
Policy Transactions:
Premium payments received from policy owners	1,741,224	1,808,444	1,928,855	5,097,519	5,632,067	5,876,372
Net transfers (including fixed account)	(702,229)	(985,062)	(1,763,606)	(3,047,303)	(4,353,246)	(3,830,017)
Policy charges	(1,836,789)	(2,035,508)	(1,931,044)	(8,460,247)	(8,612,649)	(8,115,728)
Transfers for policy benefits and terminations	(1,951,657)	(2,602,645)	(2,629,741)	(13,617,980)	(15,729,072)	(10,529,632)
Net increase (decrease) in net assets resulting from policy transactions	(2,749,451)	(3,814,771)	(4,395,536)	(20,028,011)	(23,062,900)	(16,599,005)
Net increase (decrease) in net assets	(23,995,250)	807,040	11,668,008	(138,588,372)	50,526,105	104,939,004
Net Assets:
Beginning of year	72,159,043	71,352,003	59,683,995	402,224,322	351,698,217	246,759,213
End of year	$48,163,793	$72,159,043	$71,352,003	$263,635,950	$402,224,322	$351,698,217

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,648,937	$1,562,461	$1,640,406
Net realized gains (losses)	18,435,596	5,654,986	5,449,902
Change in unrealized gains (losses) on investments	(52,328,246)	31,445,885	12,216,047
Net increase (decrease) in net assets resulting from operations	(32,243,713)	38,663,332	19,306,355
Policy Transactions:
Premium payments received from policy owners	3,529,262	3,754,216	4,223,149
Net transfers (including fixed account)	118,965	(1,948,407)	(2,260,280)
Policy charges	(5,197,713)	(4,809,522)	(4,947,404)
Transfers for policy benefits and terminations	(7,424,684)	(7,840,369)	(5,713,898)
Net increase (decrease) in net assets resulting from policy transactions	(8,974,170)	(10,844,082)	(8,698,433)
Net increase (decrease) in net assets	(41,217,883)	27,819,250	10,607,922
Net Assets:
Beginning of year	195,005,952	167,186,702	156,578,780
End of year	$153,788,069	$195,005,952	$167,186,702

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	American Funds® The Bond Fund of America Sub-Account			BHFTI Brighthouse Asset Allocation 100 Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$306,672	$145,613	$221,864	$5,439,315	$4,527,803	$3,912,000
Net realized gains (losses)	(37,850)	532,730	147,946	45,003,922	53,095,786	51,534,556
Change in unrealized gains (losses) on investments	(1,880,095)	(745,500)	618,276	(177,748,937)	40,970,858	33,013,001
Net increase (decrease) in net assets resulting from operations	(1,611,273)	(67,157)	988,086	(127,305,700)	98,594,447	88,459,557
Policy Transactions:
Premium payments received from policy owners	344,384	388,495	367,432	11,683,804	12,288,920	13,094,771
Net transfers (including fixed account)	1,163,147	403,714	1,453,302	(1,683,580)	(3,816,093)	(4,049,537)
Policy charges	(349,783)	(312,899)	(332,993)	(14,352,594)	(15,065,131)	(14,183,262)
Transfers for policy benefits and terminations	(1,207,023)	(383,511)	(432,349)	(25,400,108)	(27,896,851)	(23,854,097)
Net increase (decrease) in net assets resulting from policy transactions	(49,275)	95,799	1,055,392	(29,752,478)	(34,489,155)	(28,992,125)
Net increase (decrease) in net assets	(1,660,548)	28,642	2,043,478	(157,058,178)	64,105,292	59,467,432
Net Assets:
Beginning of year	12,528,800	12,500,158	10,456,680	633,343,670	569,238,378	509,770,946
End of year	$10,868,252	$12,528,800	$12,500,158	$476,285,492	$633,343,670	$569,238,378

The accompanying notes are an integral part of these financial statements.

	BHFTI Brighthouse/Wellington Large Cap Research Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$31,670	$45,421	$52,306
Net realized gains (losses)	1,335,524	991,926	424,721
Change in unrealized gains (losses) on investments	(2,703,636)	435,858	686,557
Net increase (decrease) in net assets resulting from operations	(1,336,442)	1,473,205	1,163,584
Policy Transactions:
Premium payments received from policy owners	97,930	116,318	117,463
Net transfers (including fixed account)	225,113	(163,921)	(136,068)
Policy charges	(206,080)	(185,270)	(182,045)
Transfers for policy benefits and terminations	(165,788)	(547,606)	(175,060)
Net increase (decrease) in net assets resulting from policy transactions	(48,825)	(780,479)	(375,710)
Net increase (decrease) in net assets	(1,385,267)	692,726	787,874
Net Assets:
Beginning of year	7,096,646	6,403,920	5,616,046
End of year	$5,711,379	$7,096,646	$6,403,920

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI CBRE Global Real Estate Sub-Account			BHFTI Harris Oakmark International Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$692,521	$500,749	$652,504	$796,382	$240,818	$1,062,326
Net realized gains (losses)	1,591,029	59,344	88,988	1,601,841	116,191	(420,718)
Change in unrealized gains (losses) on investments	(7,372,683)	4,798,833	(1,763,589)	(9,627,213)	3,311,472	604,412
Net increase (decrease) in net assets resulting from operations	(5,089,133)	5,358,926	(1,022,097)	(7,228,990)	3,668,481	1,246,020
Policy Transactions:
Premium payments received from policy owners	713,911	747,883	789,314	1,217,080	1,341,504	1,477,064
Net transfers (including fixed account)	(57,654)	(56,747)	(832,080)	(508,480)	(684,764)	(1,907,324)
Policy charges	(621,062)	(573,486)	(579,877)	(1,245,357)	(1,278,283)	(1,214,817)
Transfers for policy benefits and terminations	(848,607)	(509,493)	(1,197,199)	(1,759,213)	(1,974,742)	(1,683,566)
Net increase (decrease) in net assets resulting from policy transactions	(813,412)	(391,843)	(1,819,842)	(2,295,970)	(2,596,285)	(3,328,643)
Net increase (decrease) in net assets	(5,902,545)	4,967,083	(2,841,939)	(9,524,960)	1,072,196	(2,082,623)
Net Assets:
Beginning of year	20,818,339	15,851,256	18,693,195	45,421,797	44,349,601	46,432,224
End of year	$14,915,794	$20,818,339	$15,851,256	$35,896,837	$45,421,797	$44,349,601

The accompanying notes are an integral part of these financial statements.

	BHFTI Invesco Global Equity Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(39,524)	$(34,998)	$56,520
Net realized gains (losses)	1,642,365	1,026,612	150,760
Change in unrealized gains (losses) on investments	(6,388,249)	1,099,561	2,605,197
Net increase (decrease) in net assets resulting from operations	(4,785,408)	2,091,175	2,812,477
Policy Transactions:
Premium payments received from policy owners	236,821	232,254	259,338
Net transfers (including fixed account)	(334,381)	364,360	(129,023)
Policy charges	(353,372)	(367,310)	(344,416)
Transfers for policy benefits and terminations	(172,113)	(499,208)	(492,261)
Net increase (decrease) in net assets resulting from policy transactions	(623,045)	(269,904)	(706,362)
Net increase (decrease) in net assets	(5,408,453)	1,821,271	2,106,115
Net Assets:
Beginning of year	15,193,441	13,372,170	11,266,055
End of year	$9,784,988	$15,193,441	$13,372,170

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Invesco Small Cap Growth Sub-Account			BHFTI Loomis Sayles Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(32,117)	$(48,274)	$(23,617)	$(132,292)	$(73,159)	$174,872
Net realized gains (losses)	2,208,459	2,409,604	444,496	3,336,271	2,007,909	13,335,682
Change in unrealized gains (losses) on investments	(6,256,538)	(1,645,865)	3,512,425	(16,504,645)	5,746,471	(2,814,912)
Net increase (decrease) in net assets resulting from operations	(4,080,196)	715,465	3,933,304	(13,300,666)	7,681,221	10,695,642
Policy Transactions:
Premium payments received from policy owners	164,840	224,582	166,382	904,291	1,002,926	1,167,927
Net transfers (including fixed account)	(65,272)	1,052,764	311,718	(740,003)	(58,076)	(390,896)
Policy charges	(242,902)	(270,151)	(221,822)	(1,185,150)	(1,220,638)	(1,300,065)
Transfers for policy benefits and terminations	(157,908)	(918,908)	(406,532)	(1,647,631)	(2,020,321)	(1,783,469)
Net increase (decrease) in net assets resulting from policy transactions	(301,242)	88,287	(150,254)	(2,668,493)	(2,296,109)	(2,306,503)
Net increase (decrease) in net assets	(4,381,438)	803,752	3,783,050	(15,969,159)	5,385,112	8,389,139
Net Assets:
Beginning of year	11,655,070	10,851,318	7,068,268	48,495,882	43,110,770	34,721,631
End of year	$7,273,632	$11,655,070	$10,851,318	$32,526,723	$48,495,882	$43,110,770

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,275,201	$624,694	$1,568,485
Net realized gains (losses)	5,527,037	4,458,946	2,894,852
Change in unrealized gains (losses) on investments	(24,230,105)	5,377,123	5,942,453
Net increase (decrease) in net assets resulting from operations	(17,427,867)	10,460,763	10,405,790
Policy Transactions:
Premium payments received from policy owners	2,636,248	2,817,886	2,953,823
Net transfers (including fixed account)	(1,224,711)	(637,481)	(449,173)
Policy charges	(2,517,689)	(2,505,692)	(2,583,208)
Transfers for policy benefits and terminations	(3,157,010)	(4,292,102)	(3,476,311)
Net increase (decrease) in net assets resulting from policy transactions	(4,263,162)	(4,617,389)	(3,554,869)
Net increase (decrease) in net assets	(21,691,029)	5,843,374	6,850,921
Net Assets:
Beginning of year	99,338,947	93,495,573	86,644,652
End of year	$77,647,918	$99,338,947	$93,495,573

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Morgan Stanley Discovery Sub-Account			BHFTI PIMCO Inflation Protected Bond Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(134,277)	$(307,048)	$(200,531)	$596,968	$61,526	$248,336
Net realized gains (losses)	9,920,383	36,029,130	7,989,996	(37,379)	59,489	(22,415)
Change in unrealized gains (losses) on investments	(45,227,264)	(42,557,438)	35,091,188	(1,796,201)	379,963	789,902
Net increase (decrease) in net assets resulting from operations	(35,441,158)	(6,835,356)	42,880,653	(1,236,612)	500,978	1,015,823
Policy Transactions:
Premium payments received from policy owners	850,995	1,023,926	968,053	376,993	408,781	524,535
Net transfers (including fixed account)	(160,524)	(2,711,512)	1,417,197	786,133	627,017	(49,120)
Policy charges	(1,040,044)	(1,543,685)	(1,353,130)	(434,226)	(370,413)	(483,837)
Transfers for policy benefits and terminations	(1,302,896)	(3,525,341)	(1,850,887)	(344,335)	(1,143,828)	(351,985)
Net increase (decrease) in net assets resulting from policy transactions	(1,652,469)	(6,756,612)	(818,767)	384,565	(478,443)	(360,407)
Net increase (decrease) in net assets	(37,093,627)	(13,591,968)	42,061,886	(852,047)	22,535	655,416
Net Assets:
Beginning of year	57,551,541	71,143,509	29,081,623	9,927,680	9,905,145	9,249,729
End of year	$20,457,914	$57,551,541	$71,143,509	$9,075,633	$9,927,680	$9,905,145

The accompanying notes are an integral part of these financial statements.

	BHFTI PIMCO Total Return Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,299,144	$895,885	$1,992,711
Net realized gains (losses)	(500,056)	2,214,362	185,522
Change in unrealized gains (losses) on investments	(8,271,136)	(3,894,298)	2,157,074
Net increase (decrease) in net assets resulting from operations	(7,472,048)	(784,051)	4,335,307
Policy Transactions:
Premium payments received from policy owners	1,824,156	1,984,064	2,259,512
Net transfers (including fixed account)	(873,287)	35,636	302,003
Policy charges	(2,094,684)	(1,932,410)	(2,316,404)
Transfers for policy benefits and terminations	(1,604,770)	(1,712,057)	(3,074,626)
Net increase (decrease) in net assets resulting from policy transactions	(2,748,585)	(1,624,767)	(2,829,515)
Net increase (decrease) in net assets	(10,220,633)	(2,408,818)	1,505,792
Net Assets:
Beginning of year	52,224,522	54,633,340	53,127,548
End of year	$42,003,889	$52,224,522	$54,633,340

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI SSGA Growth and Income ETF Sub-Account			BHFTI SSGA Growth ETF Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$194,336	$122,987	$172,550	$255,802	$137,514	$211,420
Net realized gains (losses)	1,033,146	413,667	241,916	1,545,886	642,323	323,873
Change in unrealized gains (losses) on investments	(2,423,364)	398,775	233,435	(3,493,471)	862,021	331,902
Net increase (decrease) in net assets resulting from operations	(1,195,882)	935,429	647,901	(1,691,783)	1,641,858	867,195
Policy Transactions:
Premium payments received from policy owners	157,521	170,007	203,759	236,822	167,261	252,542
Net transfers (including fixed account)	(135,217)	204,533	(104,356)	14,442	225	(1,036,433)
Policy charges	(337,505)	(300,992)	(293,686)	(184,684)	(174,543)	(208,014)
Transfers for policy benefits and terminations	(181,524)	(380,419)	(224,812)	(111,431)	(645,519)	(739,779)
Net increase (decrease) in net assets resulting from policy transactions	(496,725)	(306,871)	(419,095)	(44,851)	(652,576)	(1,731,684)
Net increase (decrease) in net assets	(1,692,607)	628,558	228,806	(1,736,634)	989,282	(864,489)
Net Assets:
Beginning of year	7,859,216	7,230,658	7,001,852	10,634,522	9,645,240	10,509,729
End of year	$6,166,609	$7,859,216	$7,230,658	$8,897,888	$10,634,522	$9,645,240

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Mid Cap Growth Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(164,336)	$(203,779)	$(55,941)
Net realized gains (losses)	7,020,881	5,613,789	4,487,474
Change in unrealized gains (losses) on investments	(19,204,582)	1,929,300	5,391,998
Net increase (decrease) in net assets resulting from operations	(12,348,037)	7,339,310	9,823,531
Policy Transactions:
Premium payments received from policy owners	760,564	812,791	871,131
Net transfers (including fixed account)	(818,408)	(1,000,593)	(1,146,096)
Policy charges	(1,263,792)	(1,251,000)	(1,250,865)
Transfers for policy benefits and terminations	(2,115,715)	(2,349,067)	(1,631,399)
Net increase (decrease) in net assets resulting from policy transactions	(3,437,351)	(3,787,869)	(3,157,229)
Net increase (decrease) in net assets	(15,785,388)	3,551,441	6,666,302
Net Assets:
Beginning of year	55,194,134	51,642,693	44,976,391
End of year	$39,408,746	$55,194,134	$51,642,693

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Victory Sycamore Mid Cap Value Sub-Account			BHFTII Baillie Gifford International Stock Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$493,970	$306,072	$302,451	$170,190	$176,902	$416,378
Net realized gains (losses)	4,029,907	1,429,938	1,152,526	1,902,147	3,682,278	1,810,118
Change in unrealized gains (losses) on investments	(5,469,522)	6,647,433	165,304	(10,902,687)	(4,193,102)	4,547,810
Net increase (decrease) in net assets resulting from operations	(945,645)	8,383,443	1,620,281	(8,830,350)	(333,922)	6,774,306
Policy Transactions:
Premium payments received from policy owners	767,927	830,330	886,719	951,515	1,056,009	1,142,798
Net transfers (including fixed account)	660,599	178,810	(785,284)	(255,748)	(199,695)	(134,103)
Policy charges	(1,147,123)	(975,448)	(893,642)	(774,032)	(921,981)	(968,746)
Transfers for policy benefits and terminations	(1,037,676)	(1,677,669)	(1,028,196)	(955,808)	(1,311,477)	(940,939)
Net increase (decrease) in net assets resulting from policy transactions	(756,273)	(1,643,977)	(1,820,403)	(1,034,073)	(1,377,144)	(900,990)
Net increase (decrease) in net assets	(1,701,918)	6,739,466	(200,122)	(9,864,423)	(1,711,066)	5,873,316
Net Assets:
Beginning of year	33,594,084	26,854,618	27,054,740	30,852,315	32,563,381	26,690,065
End of year	$31,892,166	$33,594,084	$26,854,618	$20,987,892	$30,852,315	$32,563,381

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Bond Income Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,295,215	$3,502,777	$4,990,571
Net realized gains (losses)	(501,947)	2,889,791	170,028
Change in unrealized gains (losses) on investments	(22,538,349)	(7,447,633)	6,490,396
Net increase (decrease) in net assets resulting from operations	(19,745,081)	(1,055,065)	11,650,995
Policy Transactions:
Premium payments received from policy owners	2,862,815	3,123,854	3,428,173
Net transfers (including fixed account)	(1,094,056)	(5,312,788)	1,151,611
Policy charges	(3,539,701)	(3,590,548)	(4,050,069)
Transfers for policy benefits and terminations	(2,242,983)	(3,223,728)	(3,807,602)
Net increase (decrease) in net assets resulting from policy transactions	(4,013,925)	(9,003,210)	(3,277,887)
Net increase (decrease) in net assets	(23,759,006)	(10,058,275)	8,373,108
Net Assets:
Beginning of year	139,255,640	149,313,915	140,940,807
End of year	$115,496,634	$139,255,640	$149,313,915

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII BlackRock Capital Appreciation Sub-Account			BHFTII BlackRock Ultra-Short Term Bond Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,375,694)	$(1,835,567)	$(1,438,847)	$(106,458)	$(5,081)	$572,379
Net realized gains (losses)	66,828,827	51,954,374	36,106,776	(25,939)	(40,897)	38,007
Change in unrealized gains (losses) on investments	(193,592,211)	10,358,535	53,846,604	444,097	(137,927)	(590,710)
Net increase (decrease) in net assets resulting from operations	(128,139,078)	60,477,342	88,514,533	311,700	(183,905)	19,676
Policy Transactions:
Premium payments received from policy owners	5,364,995	5,824,708	6,007,948	2,378,839	2,718,530	3,437,133
Net transfers (including fixed account)	(1,914,208)	(2,745,472)	(1,826,278)	(1,122,010)	2,515,873	5,382,853
Policy charges	(7,865,810)	(8,572,582)	(8,773,731)	(2,688,717)	(2,962,415)	(3,592,233)
Transfers for policy benefits and terminations	(9,979,733)	(15,645,753)	(11,713,686)	(1,263,526)	(6,429,050)	(3,752,643)
Net increase (decrease) in net assets resulting from policy transactions	(14,394,756)	(21,139,099)	(16,305,747)	(2,695,414)	(4,157,062)	1,475,110
Net increase (decrease) in net assets	(142,533,834)	39,338,243	72,208,786	(2,383,714)	(4,340,967)	1,494,786
Net Assets:
Beginning of year	343,559,217	304,220,974	232,012,188	31,458,508	35,799,475	34,304,689
End of year	$201,025,383	$343,559,217	$304,220,974	$29,074,794	$31,458,508	$35,799,475

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 20 Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$118,695	$127,601	$115,815
Net realized gains (losses)	73,083	73,536	59,619
Change in unrealized gains (losses) on investments	(778,836)	(46,349)	177,029
Net increase (decrease) in net assets resulting from operations	(587,058)	154,788	352,463
Policy Transactions:
Premium payments received from policy owners	105,879	146,574	157,144
Net transfers (including fixed account)	76,199	402,573	(414,397)
Policy charges	(213,727)	(191,999)	(217,942)
Transfers for policy benefits and terminations	(313,791)	(209,269)	(329,867)
Net increase (decrease) in net assets resulting from policy transactions	(345,440)	147,879	(805,062)
Net increase (decrease) in net assets	(932,498)	302,667	(452,599)
Net Assets:
Beginning of year	4,641,252	4,338,585	4,791,184
End of year	$3,708,754	$4,641,252	$4,338,585

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 40 Sub-Account			BHFTII Brighthouse Asset Allocation 60 Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$189,038	$214,523	$198,370	$976,183	$1,093,379	$964,654
Net realized gains (losses)	357,104	335,387	313,391	3,310,332	3,333,122	3,126,069
Change in unrealized gains (losses) on investments	(1,762,312)	49,850	266,833	(12,632,762)	1,151,075	2,076,087
Net increase (decrease) in net assets resulting from operations	(1,216,170)	599,760	778,594	(8,346,247)	5,577,576	6,166,810
Policy Transactions:
Premium payments received from policy owners	297,022	294,428	314,848	1,278,131	1,423,539	1,521,459
Net transfers (including fixed account)	239,918	110,044	(616,884)	(48,813)	1,664,338	(233,271)
Policy charges	(413,400)	(368,258)	(377,117)	(2,065,719)	(1,967,211)	(1,938,156)
Transfers for policy benefits and terminations	(207,494)	(360,758)	(376,985)	(1,861,730)	(3,236,186)	(2,214,170)
Net increase (decrease) in net assets resulting from policy transactions	(83,954)	(324,544)	(1,056,138)	(2,698,131)	(2,115,520)	(2,864,138)
Net increase (decrease) in net assets	(1,300,124)	275,216	(277,544)	(11,044,378)	3,462,056	3,302,672
Net Assets:
Beginning of year	8,542,374	8,267,158	8,544,702	54,717,086	51,255,030	47,952,358
End of year	$7,242,250	$8,542,374	$8,267,158	$43,672,708	$54,717,086	$51,255,030

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 80 Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,194,663	$1,313,422	$1,156,478
Net realized gains (losses)	6,129,544	6,760,668	6,169,009
Change in unrealized gains (losses) on investments	(21,495,782)	2,914,862	3,542,477
Net increase (decrease) in net assets resulting from operations	(14,171,575)	10,988,952	10,867,964
Policy Transactions:
Premium payments received from policy owners	2,012,704	2,348,150	2,470,831
Net transfers (including fixed account)	(1,005,290)	(954,683)	(1,386,902)
Policy charges	(2,063,242)	(2,026,296)	(2,026,059)
Transfers for policy benefits and terminations	(3,896,957)	(6,405,439)	(1,384,801)
Net increase (decrease) in net assets resulting from policy transactions	(4,952,785)	(7,038,268)	(2,326,931)
Net increase (decrease) in net assets	(19,124,360)	3,950,684	8,541,033
Net Assets:
Beginning of year	80,386,613	76,435,929	67,894,896
End of year	$61,262,253	$80,386,613	$76,435,929

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account			BHFTII Brighthouse/Wellington Balanced Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$618,732	$611,804	$470,138	$160,795	$195,059	$202,767
Net realized gains (losses)	17,277,426	4,464,618	1,511,883	1,566,197	1,320,556	517,959
Change in unrealized gains (losses) on investments	(34,320,495)	22,673,413	3,237,554	(4,136,507)	167,574	1,057,800
Net increase (decrease) in net assets resulting from operations	(16,424,337)	27,749,835	5,219,575	(2,409,515)	1,683,189	1,778,526
Policy Transactions:
Premium payments received from policy owners	3,423,591	3,707,559	3,915,901	263,197	258,867	263,339
Net transfers (including fixed account)	(1,341,015)	(840,589)	(1,732,518)	473,005	6,529	140,100
Policy charges	(3,927,360)	(3,671,122)	(3,470,763)	(442,665)	(415,443)	(390,719)
Transfers for policy benefits and terminations	(4,488,838)	(5,475,157)	(4,054,283)	(419,128)	(350,516)	(659,141)
Net increase (decrease) in net assets resulting from policy transactions	(6,333,622)	(6,279,309)	(5,341,663)	(125,591)	(500,563)	(646,421)
Net increase (decrease) in net assets	(22,757,959)	21,470,526	(122,088)	(2,535,106)	1,182,626	1,132,105
Net Assets:
Beginning of year	128,332,486	106,861,960	106,984,048	13,759,502	12,576,876	11,444,771
End of year	$105,574,527	$128,332,486	$106,861,960	$11,224,396	$13,759,502	$12,576,876
The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,294,431	$3,106,416	$3,294,849
Net realized gains (losses)	62,865,851	22,266,278	33,589,390
Change in unrealized gains (losses) on investments	(86,773,989)	47,479,015	(6,862,113)
Net increase (decrease) in net assets resulting from operations	(20,613,707)	72,851,709	30,022,126
Policy Transactions:
Premium payments received from policy owners	7,741,047	8,377,524	8,763,674
Net transfers (including fixed account)	(2,517,963)	(3,573,895)	(5,233,941)
Policy charges	(10,847,289)	(9,457,947)	(10,281,629)
Transfers for policy benefits and terminations	(14,267,774)	(17,189,686)	(12,930,238)
Net increase (decrease) in net assets resulting from policy transactions	(19,891,979)	(21,844,004)	(19,682,134)
Net increase (decrease) in net assets	(40,505,686)	51,007,705	10,339,992
Net Assets:
Beginning of year	369,502,556	318,494,851	308,154,859
End of year	$328,996,870	$369,502,556	$318,494,851

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Frontier Mid Cap Growth Sub-Account			BHFTII Jennison Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(13,686)	$(18,850)	$(15,866)	$(75,460)	$(102,499)	$(28,704)
Net realized gains (losses)	1,102,756	888,161	593,290	4,883,678	7,039,092	2,723,885
Change in unrealized gains (losses) on investments	(2,540,740)	(146,399)	697,613	(16,457,324)	(2,405,986)	7,436,685
Net increase (decrease) in net assets resulting from operations	(1,451,670)	722,912	1,275,037	(11,649,106)	4,530,607	10,131,866
Policy Transactions:
Premium payments received from policy owners	105,244	106,484	113,341	357,591	394,099	416,507
Net transfers (including fixed account)	(356,581)	(32,416)	(505,410)	(538,973)	(1,084,509)	806,269
Policy charges	(123,618)	(128,908)	(130,960)	(584,419)	(614,141)	(591,743)
Transfers for policy benefits and terminations	(305,900)	(452,549)	(329,141)	(521,634)	(954,567)	(502,062)
Net increase (decrease) in net assets resulting from policy transactions	(680,855)	(507,389)	(852,170)	(1,287,435)	(2,259,118)	128,971
Net increase (decrease) in net assets	(2,132,525)	215,523	422,867	(12,936,541)	2,271,489	10,260,837
Net Assets:
Beginning of year	5,528,488	5,312,965	4,890,098	30,682,857	28,411,368	18,150,531
End of year	$3,395,963	$5,528,488	$5,312,965	$17,746,316	$30,682,857	$28,411,368

The accompanying notes are an integral part of these financial statements.

	BHFTII Loomis Sayles Small Cap Core Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(769,294)	$(759,139)	$(503,794)
Net realized gains (losses)	27,415,370	12,609,492	10,233,818
Change in unrealized gains (losses) on investments	(53,255,762)	19,683,798	4,677,534
Net increase (decrease) in net assets resulting from operations	(26,609,686)	31,534,151	14,407,558
Policy Transactions:
Premium payments received from policy owners	3,186,368	3,508,486	3,517,305
Net transfers (including fixed account)	(824,738)	(661,440)	(3,297,416)
Policy charges	(4,490,473)	(4,401,087)	(4,244,027)
Transfers for policy benefits and terminations	(5,780,758)	(7,694,639)	(4,804,033)
Net increase (decrease) in net assets resulting from policy transactions	(7,909,601)	(9,248,680)	(8,828,171)
Net increase (decrease) in net assets	(34,519,287)	22,285,471	5,579,387
Net Assets:
Beginning of year	172,702,127	150,416,656	144,837,269
End of year	$138,182,840	$172,702,127	$150,416,656

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Loomis Sayles Small Cap Growth Sub-Account			BHFTII MetLife Aggregate Bond Index Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(35,715)	$(47,277)	$(36,310)	$3,863,279	$3,991,363	$4,751,318
Net realized gains (losses)	2,417,953	1,721,400	1,438,282	(540,957)	66,876	180,504
Change in unrealized gains (losses) on investments	(5,879,202)	(312,042)	2,191,409	(23,712,910)	(7,259,919)	6,185,266
Net increase (decrease) in net assets resulting from operations	(3,496,964)	1,362,081	3,593,381	(20,390,588)	(3,201,680)	11,117,088
Policy Transactions:
Premium payments received from policy owners	269,308	280,541	279,952	786,993	826,357	879,975
Net transfers (including fixed account)	(115,050)	521,597	(201,095)	(2,625,887)	(1,418,023)	1,364,214
Policy charges	(345,993)	(351,930)	(314,548)	(2,208,659)	(2,327,083)	(2,456,322)
Transfers for policy benefits and terminations	(566,873)	(912,799)	(320,401)	(635,822)	(1,120,028)	(1,761,225)
Net increase (decrease) in net assets resulting from policy transactions	(758,608)	(462,591)	(556,092)	(4,683,375)	(4,038,777)	(1,973,358)
Net increase (decrease) in net assets	(4,255,572)	899,490	3,037,289	(25,073,963)	(7,240,457)	9,143,730
Net Assets:
Beginning of year	15,176,364	14,276,874	11,239,585	157,231,166	164,471,623	155,327,893
End of year	$10,920,792	$15,176,364	$14,276,874	$132,157,203	$157,231,166	$164,471,623

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Mid Cap Stock Index Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$218,527	$231,968	$244,360
Net realized gains (losses)	4,711,787	1,971,934	1,570,936
Change in unrealized gains (losses) on investments	(9,289,302)	4,240,689	1,176,775
Net increase (decrease) in net assets resulting from operations	(4,358,988)	6,444,591	2,992,071
Policy Transactions:
Premium payments received from policy owners	643,290	638,436	706,005
Net transfers (including fixed account)	(489,609)	334,296	(1,086,764)
Policy charges	(790,261)	(745,422)	(716,636)
Transfers for policy benefits and terminations	(1,148,534)	(1,202,609)	(920,509)
Net increase (decrease) in net assets resulting from policy transactions	(1,785,114)	(975,299)	(2,017,904)
Net increase (decrease) in net assets	(6,144,102)	5,469,292	974,167
Net Assets:
Beginning of year	32,579,761	27,110,469	26,136,302
End of year	$26,435,659	$32,579,761	$27,110,469

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MetLife MSCI EAFE® Index Sub-Account			BHFTII MetLife Russell 2000® Index Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$433,297	$221,383	$359,327	$191,512	$209,607	$228,920
Net realized gains (losses)	372,141	198,888	117,033	4,920,805	2,270,563	1,497,475
Change in unrealized gains (losses) on investments	(3,144,464)	1,059,914	538,917	(11,808,481)	1,763,886	2,877,838
Net increase (decrease) in net assets resulting from operations	(2,339,026)	1,480,185	1,015,277	(6,696,164)	4,244,056	4,604,233
Policy Transactions:
Premium payments received from policy owners	411,468	408,420	431,370	652,711	704,875	760,714
Net transfers (including fixed account)	(43,643)	(84,093)	(483,039)	(316,496)	(290,259)	(129,770)
Policy charges	(393,142)	(395,134)	(404,708)	(811,013)	(836,500)	(777,493)
Transfers for policy benefits and terminations	(890,769)	(533,897)	(330,078)	(1,876,802)	(709,412)	(1,201,411)
Net increase (decrease) in net assets resulting from policy transactions	(916,086)	(604,704)	(786,455)	(2,351,600)	(1,131,296)	(1,347,960)
Net increase (decrease) in net assets	(3,255,112)	875,481	228,822	(9,047,764)	3,112,760	3,256,273
Net Assets:
Beginning of year	15,348,712	14,473,231	14,244,409	33,156,154	30,043,394	26,787,121
End of year	$12,093,600	$15,348,712	$14,473,231	$24,108,390	$33,156,154	$30,043,394

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife Stock Index Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,819,255	$2,533,403	$2,774,443
Net realized gains (losses)	26,840,842	23,146,165	18,259,277
Change in unrealized gains (losses) on investments	(79,904,663)	36,517,099	13,814,945
Net increase (decrease) in net assets resulting from operations	(51,244,566)	62,196,667	34,848,665
Policy Transactions:
Premium payments received from policy owners	4,496,352	4,802,728	5,287,882
Net transfers (including fixed account)	(2,786,517)	(2,680,512)	(1,381,784)
Policy charges	(8,181,128)	(7,806,612)	(8,339,028)
Transfers for policy benefits and terminations	(10,794,942)	(10,217,690)	(10,512,743)
Net increase (decrease) in net assets resulting from policy transactions	(17,266,235)	(15,902,086)	(14,945,673)
Net increase (decrease) in net assets	(68,510,801)	46,294,581	19,902,992
Net Assets:
Beginning of year	278,772,526	232,477,945	212,574,953
End of year	$210,261,725	$278,772,526	$232,477,945

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MFS® Total Return Sub-Account			BHFTII MFS® Value Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,133,720	$1,289,871	$1,611,447	$1,223,032	$1,109,926	$1,285,178
Net realized gains (losses)	8,428,482	6,518,054	4,050,629	14,389,787	2,221,203	5,052,429
Change in unrealized gains (losses) on investments	(18,843,588)	3,801,482	1,568,779	(22,738,342)	19,208,016	(3,740,567)
Net increase (decrease) in net assets resulting from operations	(9,281,386)	11,609,407	7,230,855	(7,125,523)	22,539,145	2,597,040
Policy Transactions:
Premium payments received from policy owners	2,479,424	2,677,870	2,778,433	2,695,813	2,898,452	3,079,200
Net transfers (including fixed account)	(95,322)	(487,419)	(1,143,262)	(786,868)	(1,145,445)	(1,083,114)
Policy charges	(3,311,882)	(3,198,562)	(3,403,837)	(3,679,875)	(3,331,995)	(3,320,709)
Transfers for policy benefits and terminations	(3,990,979)	(3,994,656)	(3,376,681)	(3,948,975)	(5,073,667)	(3,260,608)
Net increase (decrease) in net assets resulting from policy transactions	(4,918,759)	(5,002,767)	(5,145,347)	(5,719,905)	(6,652,655)	(4,585,231)
Net increase (decrease) in net assets	(14,200,145)	6,606,640	2,085,508	(12,845,428)	15,886,490	(1,988,191)
Net Assets:
Beginning of year	93,298,092	86,691,452	84,605,944	109,272,814	93,386,324	95,374,515
End of year	$79,097,947	$93,298,092	$86,691,452	$96,427,386	$109,272,814	$93,386,324

The accompanying notes are an integral part of these financial statements.

	BHFTII Neuberger Berman Genesis Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(213,162)	$(198,169)	$(97,129)
Net realized gains (losses)	11,024,087	5,977,040	4,611,333
Change in unrealized gains (losses) on investments	(25,418,813)	6,154,805	8,833,127
Net increase (decrease) in net assets resulting from operations	(14,607,888)	11,933,676	13,347,331
Policy Transactions:
Premium payments received from policy owners	1,654,043	1,873,674	1,929,795
Net transfers (including fixed account)	(394,937)	42,703	(952,440)
Policy charges	(2,005,544)	(1,986,298)	(2,000,314)
Transfers for policy benefits and terminations	(2,493,550)	(3,413,751)	(2,856,714)
Net increase (decrease) in net assets resulting from policy transactions	(3,239,988)	(3,483,672)	(3,879,673)
Net increase (decrease) in net assets	(17,847,876)	8,450,004	9,467,658
Net Assets:
Beginning of year	75,897,257	67,447,253	57,979,595
End of year	$58,049,381	$75,897,257	$67,447,253

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII T. Rowe Price Large Cap Growth Sub-Account			BHFTII T. Rowe Price Small Cap Growth Sub-Account
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(144,058)	$(201,089)	$(61,059)	$(18,385)	$(57,397)	$(20,982)
Net realized gains (losses)	7,523,272	7,086,793	4,099,427	2,577,159	2,410,965	1,779,265
Change in unrealized gains (losses) on investments	(29,351,715)	2,486,955	9,162,632	(6,709,736)	(391,192)	1,672,455
Net increase (decrease) in net assets resulting from operations	(21,972,501)	9,372,659	13,201,000	(4,150,962)	1,962,376	3,430,738
Policy Transactions:
Premium payments received from policy owners	814,461	873,401	890,216	303,779	346,116	358,235
Net transfers (including fixed account)	(1,102,454)	405,086	(2,078,172)	(345,326)	(492,355)	(1,282,702)
Policy charges	(1,270,131)	(1,343,862)	(1,281,178)	(482,665)	(476,961)	(470,607)
Transfers for policy benefits and terminations	(1,308,717)	(2,470,833)	(2,443,019)	(511,731)	(812,702)	(641,065)
Net increase (decrease) in net assets resulting from policy transactions	(2,866,841)	(2,536,208)	(4,912,153)	(1,035,943)	(1,435,902)	(2,036,139)
Net increase (decrease) in net assets	(24,839,342)	6,836,451	8,288,847	(5,186,905)	526,474	1,394,599
Net Assets:
Beginning of year	55,347,456	48,511,005	40,222,158	18,735,857	18,209,383	16,814,784
End of year	$30,508,114	$55,347,456	$48,511,005	$13,548,952	$18,735,857	$18,209,383

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,346,922	$1,629,591	$2,557,360
Net realized gains (losses)	(247,833)	218,287	54,144
Change in unrealized gains (losses) on investments	(10,074,671)	(684,367)	239,411
Net increase (decrease) in net assets resulting from operations	(7,975,582)	1,163,511	2,850,915
Policy Transactions:
Premium payments received from policy owners	1,454,969	1,547,389	1,701,951
Net transfers (including fixed account)	(216,859)	775,430	(200,073)
Policy charges	(1,503,735)	(1,468,141)	(1,675,808)
Transfers for policy benefits and terminations	(1,612,037)	(2,766,780)	(2,583,141)
Net increase (decrease) in net assets resulting from policy transactions	(1,877,662)	(1,912,102)	(2,757,071)
Net increase (decrease) in net assets	(9,853,244)	(748,591)	93,844
Net Assets:
Beginning of year	47,871,088	48,619,679	48,525,835
End of year	$38,017,844	$47,871,088	$48,619,679

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Western Asset Management U.S. Government Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$195,272	$257,028	$300,669
Net realized gains (losses)	(209,677)	(29,514)	69,193
Change in unrealized gains (losses) on investments	(998,450)	(440,869)	139,231
Net increase (decrease) in net assets resulting from operations	(1,012,855)	(213,355)	509,093
Policy Transactions:
Premium payments received from policy owners	259,169	266,973	279,420
Net transfers (including fixed account)	1,691,078	(492,540)	5,111,996
Policy charges	(310,222)	(278,207)	(323,136)
Transfers for policy benefits and terminations	(1,088,930)	(1,002,422)	(1,471,283)
Net increase (decrease) in net assets resulting from policy transactions	551,095	(1,506,196)	3,596,997
Net increase (decrease) in net assets	(461,760)	(1,719,551)	4,106,090
Net Assets:
Beginning of year	10,477,891	12,197,442	8,091,352
End of year	$10,016,131	$10,477,891	$12,197,442

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Equity-Income Sub-Account
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,662,697	$1,710,527	$1,309,278
Net realized gains (losses)	4,776,723	15,624,848	4,435,570
Change in unrealized gains (losses) on investments	(13,706,555)	9,544,818	47,832
Net increase (decrease) in net assets resulting from operations	(7,267,135)	26,880,193	5,792,680
Policy Transactions:
Premium payments received from policy owners	3,033,615	3,159,276	3,508,586
Net transfers (including fixed account)	1,313,672	(1,106,518)	(1,719,706)
Policy charges	(4,209,831)	(3,798,264)	(3,876,077)
Transfers for policy benefits and terminations	(4,958,104)	(6,220,395)	(6,209,323)
Net increase (decrease) in net assets resulting from policy transactions	(4,820,648)	(7,965,901)	(8,296,520)
Net increase (decrease) in net assets	(12,087,783)	18,914,292	(2,503,840)
Net Assets:
Beginning of year	132,893,458	113,979,166	116,483,006
End of year	$120,805,675	$132,893,458	$113,979,166

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support the Company's operations with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the U.S. Securities and Exchange Commission, as well as the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of the registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds®")

Brighthouse Funds Trust I ("BHFTI")*

Brighthouse Funds Trust II ("BHFTII")*

Fidelity® Variable Insurance Products ("Fidelity® VIP")

*See Note 4 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional "waves" or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company, the Separate Account and/or the Separate Account's investments.

Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests.

2.  LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges applied to the Separate Account, are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2022:

American Funds® Global Small Capitalization Sub-Account

American Funds® Growth Sub-Account

American Funds® Growth-Income Sub-Account

American Funds® The Bond Fund of America Sub-Account

BHFTI Brighthouse Asset Allocation 100 Sub-Account

BHFTI Brighthouse/Wellington Large Cap Research Sub-Account

BHFTI CBRE Global Real Estate Sub-Account

BHFTI Harris Oakmark International Sub-Account

BHFTI Invesco Global Equity Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF SUB-ACCOUNTS — (Concluded)

BHFTI Invesco Small Cap Growth Sub-Account

BHFTI Loomis Sayles Growth Sub-Account

BHFTI MFS® Research International Sub-Account

BHFTI Morgan Stanley Discovery Sub-Account

BHFTI PIMCO Inflation Protected Bond Sub-Account

BHFTI PIMCO Total Return Sub-Account

BHFTI SSGA Growth and Income ETF Sub-Account

BHFTI SSGA Growth ETF Sub-Account

BHFTI T. Rowe Price Mid Cap Growth Sub-Account

BHFTI Victory Sycamore Mid Cap Value Sub-Account

BHFTII Baillie Gifford International Stock Sub-Account

BHFTII BlackRock Bond Income Sub-Account

BHFTII BlackRock Capital Appreciation Sub-Account

BHFTII BlackRock Ultra-Short Term Bond Sub-Account

BHFTII Brighthouse Asset Allocation 20 Sub-Account

BHFTII Brighthouse Asset Allocation 40 Sub-Account

BHFTII Brighthouse Asset Allocation 60 Sub-Account

BHFTII Brighthouse Asset Allocation 80 Sub-Account

BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account

BHFTII Brighthouse/Wellington Balanced Sub-Account

BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account

BHFTII Frontier Mid Cap Growth Sub-Account

BHFTII Jennison Growth Sub-Account

BHFTII Loomis Sayles Small Cap Core Sub-Account

BHFTII Loomis Sayles Small Cap Growth Sub-Account

BHFTII MetLife Aggregate Bond Index Sub-Account

BHFTII MetLife Mid Cap Stock Index Sub-Account

BHFTII MetLife MSCI EAFE® Index Sub-Account

BHFTII MetLife Russell 2000® Index Sub-Account

BHFTII MetLife Stock Index Sub-Account

BHFTII MFS® Total Return Sub-Account

BHFTII MFS® Value Sub-Account

BHFTII Neuberger Berman Genesis Sub-Account

BHFTII T. Rowe Price Large Cap Growth Sub-Account

BHFTII T. Rowe Price Small Cap Growth Sub-Account

BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account

BHFTII Western Asset Management U.S. Government Sub-Account

Fidelity® VIP Equity-Income Sub-Account

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Sub-Account's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as policy owner cash value.

Net Transfers

Assets transferred by the policy owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

4.  EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the fund or portfolio including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the fund or portfolio.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2022:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES AND RELATED PARTY TRANSACTIONS — (Concluded)

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge ranging from 0.10% to 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Policy administrative charges range from $.02 to $.35 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $5 to $58.41 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain Policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most Policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts for the years ended December 31, 2022, 2021, and 2020.

BHFTI and BHFTII currently offer shares of their portfolios only to separate accounts established by the Company and other affiliated life insurance companies, along with separate accounts of Metropolitan Life Insurance Company and its affiliated insurance companies. BHFTI and BHFTII portfolios are managed by Brighthouse Investment Advisers, LLC ("Brighthouse Advisers"), an affiliate of the Company. Brighthouse Advisers is also the investment adviser to the portfolios of BHFTI and BHFTII.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2022	2022	2022	2021	2020	2022	2021	2020
American Funds® Global Small Capitalization Sub-Account	3,147,971	62,299,483	18,709,139	2,069,183	4,113,274	3,525,866	4,431,035	5,101,400
American Funds® Growth Sub-Account	3,496,514	252,894,029	45,544,174	53,686,487	8,539,271	21,647,564	24,800,809	22,819,149
American Funds® Growth- Income Sub-Account	3,109,359	133,989,964	19,304,932	4,529,968	7,190,868	10,436,695	12,017,576	10,285,913
American Funds® The Bond Fund of America Sub-Account	1,172,434	12,654,437	1,957,488	1,496,260	2,277,313	1,573,716	747,658	896,505
BHFTI Brighthouse Asset Allocation 100 Sub-Account	46,286,111	529,005,981	54,111,774	54,219,807	58,083,982	33,280,029	38,718,178	32,249,466
BHFTI Brighthouse/Wellington Large Cap Research Sub-Account	487,740	6,220,783	1,602,024	1,008,594	590,279	341,036	1,085,470	559,861
BHFTI CBRE Global Real Estate Sub-Account	1,553,750	18,552,820	2,666,737	1,065,307	1,402,194	1,173,032	954,093	2,263,511
BHFTI Harris Oakmark International Sub-Account	3,196,552	44,170,321	3,320,032	1,108,752	2,506,960	2,784,773	3,465,622	3,851,270
BHFTI Invesco Global Equity Sub-Account	519,377	10,621,899	1,673,914	1,481,487	461,465	764,501	1,185,999	1,084,673
BHFTI Invesco Small Cap Growth Sub-Account	996,387	12,428,857	2,603,007	3,835,537	1,072,435	532,945	1,609,693	805,748
BHFTI Loomis Sayles Growth Sub-Account	3,014,447	37,703,987	3,419,146	2,191,249	13,819,321	2,958,917	3,138,477	2,986,870
BHFTI MFS® Research International Sub-Account	6,995,321	82,856,156	8,362,750	5,133,045	5,759,560	5,855,666	5,668,430	5,009,402
BHFTI Morgan Stanley Discovery Sub-Account	5,051,221	64,548,691	12,628,304	34,187,970	9,158,218	2,298,663	8,935,715	3,916,839
BHFTI PIMCO Inflation Protected Bond Sub-Account	967,629	10,200,882	1,825,451	1,143,579	1,012,444	853,001	1,550,719	1,124,483
BHFTI PIMCO Total Return Sub-Account	4,357,254	51,326,255	1,871,681	4,477,959	4,273,201	3,320,147	3,021,790	5,098,316
BHFTI SSGA Growth and Income ETF Sub-Account	687,495	7,603,389	1,525,422	810,657	703,205	740,986	658,986	719,004
BHFTI SSGA Growth ETF Sub-Account	961,943	10,695,550	2,065,066	785,723	774,959	284,783	774,695	1,944,909
BHFTI T. Rowe Price Mid Cap Growth Sub-Account	4,736,644	46,999,231	7,886,099	5,167,554	5,796,283	4,263,112	4,496,911	4,680,519
BHFTI Victory Sycamore Mid Cap Value Sub-Account	1,580,404	28,439,308	5,300,996	2,088,773	2,039,203	1,814,504	2,580,795	2,214,795
BHFTII Baillie Gifford International Stock Sub-Account	2,347,496	25,841,907	2,601,905	3,816,685	2,417,421	1,430,650	1,832,966	1,357,296
BHFTII BlackRock Bond Income Sub-Account	1,283,456	138,995,041	4,632,311	7,890,515	8,988,125	5,203,673	10,683,649	7,275,366
BHFTII BlackRock Capital Appreciation Sub-Account	8,141,968	254,450,551	67,541,260	42,512,518	30,592,219	17,103,549	23,317,103	18,669,551
BHFTII BlackRock Ultra-Short Term Bond Sub-Account	287,806	28,926,236	2,357,323	4,998,910	8,169,675	5,092,037	9,157,541	6,129,356
BHFTII Brighthouse Asset Allocation 20 Sub-Account	395,774	4,370,196	485,240	887,034	691,486	590,243	555,535	1,286,601
BHFTII Brighthouse Asset Allocation 40 Sub-Account	758,224	8,510,783	1,028,898	871,771	1,144,512	511,528	682,018	1,624,780
BHFTII Brighthouse Asset Allocation 60 Sub-Account	4,451,688	50,690,241	5,378,665	6,533,852	6,002,223	3,554,350	4,703,423	4,733,166

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2022	2022	2022	2021	2020	2022	2021	2020
BHFTII Brighthouse Asset Allocation 80 Sub-Account	5,774,031	68,592,578	8,430,595	8,078,883	8,923,403	5,944,387	8,508,955	4,062,328
BHFTII Brighthouse/Artisan Mid Cap Value Sub-Account	497,606	105,867,793	17,944,410	5,329,578	3,271,192	7,116,614	8,414,170	6,253,007
BHFTII Brighthouse/Wellington Balanced Sub-Account	714,929	13,389,142	2,604,943	2,241,784	1,717,423	939,170	1,408,071	1,680,402
BHFTII Brighthouse/Wellington Core Equity Opportunities Sub-Account	10,933,512	313,250,514	66,016,367	22,467,358	36,332,251	22,708,632	23,997,604	21,488,043
BHFTII Frontier Mid Cap Growth Sub-Account	159,587	4,737,514	1,130,480	892,383	613,143	767,612	715,938	1,009,261
BHFTII Jennison Growth Sub-Account	1,897,985	26,811,759	5,602,785	7,101,288	4,389,381	1,980,719	3,523,172	1,960,651
BHFTII Loomis Sayles Small Cap Core Sub-Account	665,419	149,437,261	27,295,977	11,308,213	11,170,188	8,819,354	11,290,304	9,992,228
BHFTII Loomis Sayles Small Cap Growth Sub-Account	1,150,780	13,789,974	2,643,828	2,386,065	1,811,729	903,691	1,539,239	1,001,421
BHFTII MetLife Aggregate Bond Index Sub-Account	14,179,972	155,676,152	4,411,816	4,929,161	6,848,472	5,232,571	4,976,036	4,070,434
BHFTII MetLife Mid Cap Stock Index Sub-Account	1,680,626	26,825,369	5,261,776	2,784,870	2,194,036	2,397,028	2,053,622	2,495,506
BHFTII MetLife MSCI EAFE® Index Sub-Account	937,518	12,019,292	1,793,381	612,669	1,215,377	1,938,737	996,136	1,576,283
BHFTII MetLife Russell 2000® Index Sub-Account	1,565,539	26,152,718	5,578,892	2,573,682	2,559,083	2,982,258	1,834,477	2,346,421
BHFTII MetLife Stock Index Sub-Account	4,024,941	165,267,945	25,283,191	20,615,545	18,270,299	19,987,027	18,475,011	17,715,279
BHFTII MFS® Total Return Sub-Account	535,015	78,740,850	9,882,032	7,322,129	5,803,718	5,686,462	5,664,275	5,948,702
BHFTII MFS® Value Sub-Account	6,467,290	94,882,469	16,410,240	3,560,780	8,119,656	7,020,083	8,058,130	6,115,485
BHFTII Neuberger Berman Genesis Sub-Account	3,315,201	57,603,997	10,824,658	5,159,868	4,260,599	3,763,992	4,250,843	4,304,113
BHFTII T. Rowe Price Large Cap Growth Sub-Account	2,163,656	43,889,900	8,423,050	7,756,322	5,175,717	3,639,341	4,781,897	6,976,376
BHFTII T. Rowe Price Small Cap Growth Sub-Account	807,967	16,374,802	2,813,194	2,585,735	2,129,733	1,213,452	2,156,841	2,634,614
BHFTII Western Asset Management Strategic Bond Opportunities Sub-Account	3,543,152	45,513,002	3,011,582	3,697,933	4,204,394	2,541,033	3,981,271	4,390,802
BHFTII Western Asset Management U.S. Government Sub-Account	973,051	11,301,685	2,714,731	1,918,168	8,731,105	1,968,058	3,171,165	4,833,377
Fidelity® VIP Equity-Income Sub-Account	5,127,615	114,914,136	8,161,962	17,266,631	7,114,278	7,234,481	9,556,361	9,279,712

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of total returns and expenses as a percentage of average net assets, excluding expenses for the underlying fund or portfolio, and the investment income ratio to average net assets, for each of the five years ended December 31, 2022. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
American Funds® Global Small Capitalization	2022	48,163,793	—	0.00 - 0.90	(30.18) - (29.55)
Sub-Account	2021	72,159,043	—	0.00 - 0.90	5.78 - 6.74
	2020	71,352,003	0.17	0.00 - 0.90	28.56 - 29.72
	2019	59,683,995	0.16	0.00 - 0.90	30.34 - 31.52
	2018	48,635,962	0.08	0.00 - 0.90	(11.35) - (10.55)
American Funds® Growth	2022	263,635,950	0.32	0.00 - 0.90	(30.56) - (29.94)
Sub-Account	2021	402,224,322	0.22	0.00 - 0.90	20.90 - 21.99
	2020	351,698,217	0.32	0.00 - 0.90	50.71 - 52.08
	2019	246,759,213	0.75	0.00 - 0.90	29.60 - 30.77
	2018	202,316,935	0.43	0.00 - 0.90	(1.15) - (0.25)
American Funds® Growth-Income	2022	153,788,069	1.28	0.00 - 0.90	(17.24) - (16.49)
Sub-Account	2021	195,005,952	1.13	0.00 - 0.90	22.98 - 24.10
	2020	167,186,702	1.37	0.00 - 0.90	12.53 - 13.55
	2019	156,578,780	1.68	0.00 - 0.90	25.01 - 26.14
	2018	131,712,832	1.39	0.00 - 0.90	(2.67) - (1.79)
American Funds® The Bond Fund of America	2022	10,868,252	2.95	0.00 - 0.90	(13.36) - (12.58)
Sub-Account	2021	12,528,800	1.40	0.00 - 0.90	(1.20) - (0.31)
	2020	12,500,158	2.20	0.00 - 0.90	8.75 - 9.73
	2019	10,456,680	2.62	0.00 - 0.90	8.38 - 9.36
	2018	9,483,768	2.38	0.00 - 0.90	(1.61) - (0.71)
BHFTI Brighthouse Asset Allocation 100	2022	476,285,492	1.63	0.00 - 0.90	(20.60) - (19.89)
Sub-Account	2021	633,343,670	1.31	0.00 - 0.90	17.28 - 18.34
	2020	569,238,378	1.39	0.00 - 0.90	18.16 - 19.23
	2019	509,770,946	1.78	0.00 - 0.90	26.65 - 27.79
	2018	430,103,756	1.26	0.00 - 0.90	(10.61) - (9.80)
BHFTI Brighthouse/Wellington Large Cap Research	2022	5,711,379	0.73	0.00 - 0.90	(19.68) - (18.96)
Sub-Account	2021	7,096,646	0.85	0.00 - 0.90	23.37 - 24.48
	2020	6,403,920	1.13	0.00 - 0.90	21.27 - 22.37
	2019	5,616,046	1.15	0.00 - 0.90	30.99 - 32.17
	2018	4,490,717	1.04	0.00 - 0.90	(6.92) - (6.08)
BHFTI CBRE Global Real Estate	2022	14,915,794	4.43	0.00 - 0.90	(25.39) - (24.71)
Sub-Account	2021	20,818,339	3.04	0.00 - 0.90	33.49 - 34.70
	2020	15,851,256	4.68	0.00 - 0.90	(5.63) - (4.78)
	2019	18,693,195	3.29	0.00 - 0.90	23.98 - 25.10
	2018	16,283,872	6.15	0.00 - 0.90	(9.18) - (8.36)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI Harris Oakmark International	2022	35,896,837	2.45	0.00 - 0.90	(16.54) - (15.78)
Sub-Account	2021	45,421,797	0.85	0.00 - 0.90	7.69 - 8.66
	2020	44,349,601	3.25	0.00 - 0.90	4.42 - 5.37
	2019	46,432,224	2.42	0.00 - 0.90	23.72 - 24.83
	2018	40,167,457	1.94	0.00 - 0.90	(24.42) - (23.73)
BHFTI Invesco Global Equity	2022	9,784,988	—	0.00 - 0.90	(32.31) - (31.70)
Sub-Account	2021	15,193,441	0.13	0.00 - 0.90	14.72 - 15.76
	2020	13,372,170	0.88	0.00 - 0.90	26.77 - 27.92
	2019	11,266,055	1.04	0.00 - 0.90	30.73 - 31.91
	2018	9,579,271	1.27	0.00 - 0.90	(13.75) - (12.96)
BHFTI Invesco Small Cap Growth	2022	7,273,632	—	0.00 - 0.90	(35.62) - (35.04)
Sub-Account	2021	11,655,070	—	0.00 - 0.90	6.16 - 7.12
	2020	10,851,318	0.09	0.00 - 0.90	55.83 - 57.24
	2019	7,068,268	—	0.00 - 0.90	23.52 - 24.64
	2018	5,915,058	—	0.00 - 0.90	(9.59) - (8.77)
BHFTI Loomis Sayles Growth	2022	32,526,723	—	0.00 - 0.90	(28.51) - (27.86)
Sub-Account	2021	48,495,882	0.20	0.00 - 0.90	17.60 - 18.66
	2020	43,110,770	0.83	0.00 - 0.90	31.35 - 32.54
	2019	34,721,631	1.05	0.00 - 0.90	22.72 - 23.83
	2018	30,968,116	0.81	0.00 - 0.90	(7.65) - (6.81)
BHFTI MFS® Research International	2022	77,647,918	2.08	0.00 - 0.90	(18.04) - (17.30)
Sub-Account	2021	99,338,947	1.15	0.00 - 0.90	10.98 - 11.98
	2020	93,495,573	2.44	0.00 - 0.90	12.26 - 13.27
	2019	86,644,652	1.59	0.00 - 0.90	27.54 - 28.69
	2018	72,124,880	2.20	0.00 - 0.90	(14.58) - (13.81)
BHFTI Morgan Stanley Discovery	2022	20,457,914	—	0.00 - 0.90	(62.81) - (62.47)
Sub-Account	2021	57,551,541	—	0.00 - 0.90	(11.34) - (10.54)
	2020	71,143,509	—	0.00 - 0.90	151.49 - 153.77
	2019	29,081,623	—	0.00 - 0.90	39.21 - 40.47
	2018	22,087,569	—	0.00 - 0.90	9.42 - 10.41
BHFTI PIMCO Inflation Protected Bond	2022	9,075,633	6.49	0.00 - 0.90	(12.39) - (11.60)
Sub-Account	2021	9,927,680	0.96	0.00 - 0.90	4.67 - 5.61
	2020	9,905,145	2.99	0.00 - 0.90	10.85 - 11.85
	2019	9,249,729	3.60	0.00 - 0.90	7.52 - 8.49
	2018	9,271,005	1.91	0.00 - 0.90	(3.01) - (2.13)
BHFTI PIMCO Total Return	2022	42,003,889	3.15	0.00 - 0.90	(15.11) - (14.34)
Sub-Account	2021	52,224,522	1.98	0.00 - 0.90	(2.02) - (1.13)
	2020	54,633,340	4.02	0.00 - 0.90	7.84 - 8.82
	2019	53,127,548	3.05	0.00 - 0.90	7.71 - 8.69
	2018	50,404,450	1.57	0.00 - 0.90	(0.87) - 0.03
BHFTI SSGA Growth and Income ETF	2022	6,166,609	3.28	0.00 - 0.75	(15.72) - (15.09)
Sub-Account	2021	7,859,216	1.97	0.00 - 0.75	12.76 - 13.61
	2020	7,230,658	2.93	0.00 - 0.75	9.31 - 10.14
	2019	7,001,852	2.59	0.00 - 0.75	18.98 - 19.88
	2018	7,235,637	2.55	0.00 - 0.75	(6.99) - (6.29)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTI SSGA Growth ETF	2022	8,897,888	3.04	0.00 - 0.90	(16.43) - (15.67)
Sub-Account	2021	10,634,522	1.64	0.00 - 0.90	16.83 - 17.88
	2020	9,645,240	2.69	0.00 - 0.90	10.06 - 11.06
	2019	10,509,729	2.19	0.00 - 0.90	21.50 - 22.60
	2018	9,075,522	2.24	0.00 - 0.90	(9.27) - (8.44)
BHFTI T. Rowe Price Mid Cap Growth	2022	39,408,746	—	0.00 - 0.90	(23.03) - (22.33)
Sub-Account	2021	55,194,134	—	0.00 - 0.90	14.11 - 15.15
	2020	51,642,693	0.25	0.00 - 0.90	23.19 - 24.30
	2019	44,976,391	0.26	0.00 - 0.90	30.24 - 31.42
	2018	36,856,260	—	0.00 - 0.90	(2.89) - (2.01)
BHFTI Victory Sycamore Mid Cap Value	2022	31,892,166	1.88	0.00 - 0.90	(3.32) - (2.45)
Sub-Account	2021	33,594,084	1.29	0.00 - 0.90	30.95 - 32.13
	2020	26,854,618	1.63	0.00 - 0.90	6.90 - 7.87
	2019	27,054,740	1.31	0.00 - 0.90	28.19 - 29.35
	2018	22,926,572	0.80	0.00 - 0.90	(10.77) - (9.95)
BHFTII Baillie Gifford International Stock	2022	20,987,892	1.14	0.00 - 0.90	(29.24) - (28.60)
Sub-Account	2021	30,852,315	0.94	0.00 - 0.90	(1.64) - (0.76)
	2020	32,563,381	1.96	0.00 - 0.90	25.44 - 26.58
	2019	26,690,065	1.34	0.00 - 0.90	31.63 - 32.82
	2018	21,650,752	1.18	0.00 - 0.90	(17.76) - (17.01)
BHFTII BlackRock Bond Income	2022	115,496,634	2.90	0.00 - 0.90	(14.91) - (14.15)
Sub-Account	2021	139,255,640	2.68	0.00 - 0.90	(1.33) - (0.44)
	2020	149,313,915	3.66	0.00 - 0.90	7.62 - 8.60
	2019	140,940,807	3.72	0.00 - 0.90	8.84 - 9.83
	2018	134,000,905	3.37	0.00 - 0.90	(1.25) - (0.36)
BHFTII BlackRock Capital Appreciation	2022	201,025,383	—	0.00 - 0.90	(38.17) - (37.61)
Sub-Account	2021	343,559,217	—	0.00 - 0.90	20.12 - 21.20
	2020	304,220,974	—	0.00 - 0.90	39.40 - 40.66
	2019	232,012,188	0.21	0.00 - 0.90	31.66 - 32.85
	2018	189,164,615	0.12	0.00 - 0.90	1.50 - 2.43
BHFTII BlackRock Ultra-Short Term Bond	2022	29,074,794	—	0.00 - 0.90	0.54 - 1.44
Sub-Account	2021	31,458,508	0.34	0.00 - 0.90	(1.09) - (0.19)
	2020	35,799,475	1.95	0.00 - 0.90	(0.47) - 0.43
	2019	34,304,689	1.80	0.00 - 0.90	1.21 - 2.13
	2018	34,396,053	1.01	0.00 - 0.90	0.89 - 1.81
BHFTII Brighthouse Asset Allocation 20	2022	3,708,754	3.32	0.00 - 0.90	(13.33) - (12.54)
Sub-Account	2021	4,641,252	3.21	0.00 - 0.90	3.07 - 4.01
	2020	4,338,585	3.01	0.00 - 0.90	8.72 - 9.70
	2019	4,791,184	2.43	0.00 - 0.90	11.14 - 12.14
	2018	4,957,820	2.45	0.00 - 0.90	(3.29) - (2.41)
BHFTII Brighthouse Asset Allocation 40	2022	7,242,250	2.85	0.00 - 0.90	(14.40) - (13.63)
Sub-Account	2021	8,542,374	2.90	0.00 - 0.90	6.72 - 7.68
	2020	8,267,158	2.89	0.00 - 0.90	10.31 - 11.31
	2019	8,544,702	2.40	0.00 - 0.90	14.91 - 15.94
	2018	8,027,284	2.25	0.00 - 0.90	(5.12) - (4.25)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII Brighthouse Asset Allocation 60	2022	43,672,708	2.41	0.00 - 0.90	(15.93) - (15.17)
Sub-Account	2021	54,717,086	2.34	0.00 - 0.90	10.18 - 11.17
	2020	51,255,030	2.44	0.00 - 0.90	13.06 - 14.09
	2019	47,952,358	2.18	0.00 - 0.90	18.77 - 19.85
	2018	43,738,760	1.86	0.00 - 0.90	(6.78) - (5.93)
BHFTII Brighthouse Asset Allocation 80	2022	61,262,253	2.08	0.00 - 0.90	(18.45) - (17.71)
Sub-Account	2021	80,386,613	1.88	0.00 - 0.90	13.85 - 14.87
	2020	76,435,929	2.05	0.00 - 0.90	15.96 - 17.01
	2019	67,894,896	2.01	0.00 - 0.90	22.92 - 24.04
	2018	58,315,457	1.55	0.00 - 0.90	(8.74) - (7.91)
BHFTII Brighthouse/Artisan Mid Cap Value	2022	105,574,527	0.96	0.00 - 0.90	(13.40) - (12.62)
Sub-Account	2021	128,332,486	0.92	0.00 - 0.90	25.77 - 26.91
	2020	106,861,960	0.95	0.00 - 0.90	5.29 - 6.25
	2019	106,984,048	0.76	0.00 - 0.90	22.64 - 23.75
	2018	92,396,923	0.63	0.00 - 0.90	(13.98) - (13.20)
BHFTII Brighthouse/Wellington Balanced	2022	11,224,396	1.72	0.00 - 0.75	(17.70) - (17.08)
Sub-Account	2021	13,759,502	1.84	0.00 - 0.75	13.17 - 14.02
	2020	12,576,876	2.19	0.00 - 0.75	16.84 - 17.72
	2019	11,444,771	2.18	0.00 - 0.75	22.07 - 22.99
	2018	8,959,252	1.72	0.00 - 0.90	(4.63) - (3.76)
BHFTII Brighthouse/Wellington Core Equity	2022	328,996,870	1.46	0.00 - 0.90	(5.93) - (5.08)
Opportunities Sub-Account	2021	369,502,556	1.39	0.00 - 0.90	23.31 - 24.43
	2020	318,494,851	1.61	0.00 - 0.90	10.27 - 11.27
	2019	308,154,859	1.61	0.00 - 0.90	29.76 - 30.94
	2018	254,127,744	1.75	0.00 - 0.90	(0.99) - (0.09)
BHFTII Frontier Mid Cap Growth	2022	3,395,963	—	0.00 - 0.75	(28.68) - (28.15)
Sub-Account	2021	5,528,488	—	0.00 - 0.90	13.65 - 14.68
	2020	5,312,965	—	0.00 - 0.90	30.51 - 31.70
	2019	4,890,098	—	0.00 - 0.90	31.94 - 33.13
	2018	3,606,361	—	0.00 - 0.90	(6.49) - (5.64)
BHFTII Jennison Growth	2022	17,746,316	—	0.00 - 0.90	(39.42) - (38.87)
Sub-Account	2021	30,682,857	—	0.00 - 0.90	16.12 - 17.17
	2020	28,411,368	0.21	0.00 - 0.90	55.39 - 56.80
	2019	18,150,531	0.45	0.00 - 0.90	31.64 - 32.83
	2018	15,539,696	0.34	0.00 - 0.90	(0.55) - 0.35
BHFTII Loomis Sayles Small Cap Core	2022	138,182,840	—	0.00 - 0.90	(15.82) - (15.06)
Sub-Account	2021	172,702,127	0.08	0.00 - 0.90	20.86 - 21.95
	2020	150,416,656	0.13	0.00 - 0.90	11.06 - 12.07
	2019	144,837,269	0.03	0.00 - 0.90	24.41 - 25.54
	2018	124,446,520	0.02	0.00 - 0.90	(11.87) - (11.07)
BHFTII Loomis Sayles Small Cap Growth	2022	10,920,792	—	0.00 - 0.90	(23.65) - (22.96)
Sub-Account	2021	15,176,364	—	0.00 - 0.90	9.02 - 10.00
	2020	14,276,874	—	0.00 - 0.90	33.14 - 34.34
	2019	11,239,585	—	0.00 - 0.90	25.74 - 26.88
	2018	9,387,427	—	0.00 - 0.90	(0.36) - 0.55

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  FINANCIAL HIGHLIGHTS — (Continued)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII MetLife Aggregate Bond Index	2022	132,157,203	2.79	0.00 - 0.90	(13.87) - (13.09)
Sub-Account	2021	157,231,166	2.54	0.00 - 0.90	(2.81) - (1.93)
	2020	164,471,623	2.97	0.00 - 0.90	6.25 - 7.21
	2019	155,327,893	3.14	0.00 - 0.90	7.66 - 8.64
	2018	147,501,846	3.03	0.00 - 0.90	(1.07) - (0.18)
BHFTII MetLife Mid Cap Stock Index	2022	26,435,659	1.11	0.00 - 0.90	(14.03) - (13.26)
Sub-Account	2021	32,579,761	1.08	0.00 - 0.90	23.28 - 24.40
	2020	27,110,469	1.42	0.00 - 0.90	12.38 - 13.39
	2019	26,136,302	1.39	0.00 - 0.90	24.82 - 25.95
	2018	22,222,553	1.24	0.00 - 0.90	(12.10) - (11.30)
BHFTII MetLife MSCI EAFE® Index	2022	12,093,600	3.71	0.00 - 0.90	(15.24) - (14.47)
Sub-Account	2021	15,348,712	1.80	0.00 - 0.90	9.73 - 10.72
	2020	14,473,231	3.14	0.00 - 0.90	6.88 - 7.85
	2019	14,244,409	2.69	0.00 - 0.90	20.84 - 21.93
	2018	11,462,004	2.94	0.00 - 0.90	(14.69) - (13.91)
BHFTII MetLife Russell 2000® Index	2022	24,108,390	1.07	0.00 - 0.90	(20.94) - (20.23)
Sub-Account	2021	33,156,154	0.99	0.00 - 0.90	13.49 - 14.52
	2020	30,043,394	1.33	0.00 - 0.90	18.55 - 19.62
	2019	26,787,121	1.19	0.00 - 0.90	24.50 - 25.62
	2018	22,141,001	1.11	0.00 - 0.90	(11.77) - (10.97)
BHFTII MetLife Stock Index	2022	210,261,725	1.29	0.00 - 0.90	(19.03) - (18.30)
Sub-Account	2021	278,772,526	1.50	0.00 - 0.90	27.21 - 28.36
	2020	232,477,945	1.86	0.00 - 0.90	17.04 - 18.10
	2019	212,574,953	2.12	0.00 - 0.90	29.97 - 31.15
	2018	174,044,652	1.78	0.00 - 0.90	(5.46) - (4.60)
BHFTII MFS® Total Return	2022	79,097,947	1.83	0.00 - 0.90	(10.44) - (9.63)
Sub-Account	2021	93,298,092	1.87	0.00 - 0.90	13.19 - 14.22
	2020	86,691,452	2.47	0.00 - 0.90	8.78 - 9.76
	2019	84,605,944	2.38	0.00 - 0.90	19.29 - 20.37
	2018	77,411,215	2.31	0.00 - 0.90	(6.42) - (5.57)
BHFTII MFS® Value	2022	96,427,386	1.72	0.00 - 0.90	(6.82) - (5.98)
Sub-Account	2021	109,272,814	1.55	0.00 - 0.90	24.42 - 25.54
	2020	93,386,324	1.98	0.00 - 0.90	3.03 - 3.96
	2019	95,374,515	1.92	0.00 - 0.90	28.97 - 30.13
	2018	78,918,981	1.54	0.00 - 0.90	(10.86) - (10.05)
BHFTII Neuberger Berman Genesis	2022	58,049,381	—	0.00 - 0.90	(19.88) - (19.15)
Sub-Account	2021	75,897,257	0.08	0.00 - 0.90	17.35 - 18.41
	2020	67,447,253	0.18	0.00 - 0.90	23.98 - 25.11
	2019	57,979,595	0.23	0.00 - 0.90	28.52 - 29.68
	2018	48,072,457	0.35	0.00 - 0.90	(7.54) - (6.70)
BHFTII T. Rowe Price Large Cap Growth	2022	30,508,114	—	0.00 - 0.90	(41.00) - (40.46)
Sub-Account	2021	55,347,456	—	0.00 - 0.90	19.15 - 20.22
	2020	48,511,005	0.23	0.00 - 0.90	35.72 - 36.95
	2019	40,222,158	0.42	0.00 - 0.90	29.81 - 30.99
	2018	32,698,393	0.42	0.00 - 0.90	(1.83) - (0.94)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

6.  FINANCIAL HIGHLIGHTS — (Concluded)

			For the year ended December 31
		Net Assets ($)	Investment[1] Income Ratio (%)	Expense Ratio[2] Lowest to Highest (%)	Total Return[3] Lowest to Highest (%)
BHFTII T. Rowe Price Small Cap Growth	2022	13,548,952	0.22	0.00 - 0.90	(22.85) - (22.15)
Sub-Account	2021	18,735,857	0.03	0.00 - 0.90	10.67 - 11.67
	2020	18,209,383	0.20	0.00 - 0.90	23.22 - 24.34
	2019	16,814,784	0.05	0.00 - 0.90	31.97 - 33.16
	2018	13,344,627	0.12	0.00 - 0.90	(7.39) - (6.55)
BHFTII Western Asset Management Strategic Bond	2022	38,017,844	6.02	0.00 - 0.90	(17.40) - (16.66)
Opportunities Sub-Account	2021	47,871,088	3.73	0.00 - 0.90	1.90 - 2.82
	2020	48,619,679	5.89	0.00 - 0.90	5.95 - 6.92
	2019	48,525,835	4.85	0.00 - 0.90	13.46 - 14.49
	2018	45,745,253	5.37	0.00 - 0.90	(4.66) - (3.80)
BHFTII Western Asset Management U.S. Government	2022	10,016,131	2.28	0.00 - 0.90	(9.82) - (9.01)
Sub-Account	2021	10,477,891	2.69	0.00 - 0.90	(2.40) - (1.52)
	2020	12,197,442	3.10	0.00 - 0.90	4.30 - 5.24
	2019	8,091,352	2.82	0.00 - 0.90	5.08 - 6.03
	2018	7,429,189	2.31	0.00 - 0.90	0.06 - 0.97
Fidelity® VIP Equity-Income	2022	120,805,675	1.89	0.00 - 0.90	(5.81) - (4.96)
Sub-Account	2021	132,893,458	1.90	0.00 - 0.90	23.77 - 24.89
	2020	113,979,166	1.82	0.00 - 0.90	5.74 - 6.69
	2019	116,483,006	2.00	0.00 - 0.90	26.30 - 27.44
	2018	100,036,880	2.25	0.00 - 0.90	(9.12) - (8.29)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Sub-Account invests.

2  These amounts represent annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of cash values and expenses of the underlying fund or portfolio have been excluded.

3  The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

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New England Life Insurance Company
(An Indirect Wholly-Owned Subsidiary of Brighthouse Financial, Inc. 31, 2022, 2021, and 2020)

Index to Statutory Basis Financial Statements

1

Deloitte & Touche LLP

650 S Tryon Street,

Suite 1800 Charlotte, NC 28202

USA

Tel: +1 704 887 1500

Fax: +1 704 887 1570

www.deloitte.com

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of
New England Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of New England Life Insurance Company (a wholly-owned subsidiary of Brighthouse Financial, Inc.) (the "Company"), which comprise the statutory- basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements.

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Commonwealth of Massachusetts Division of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

2

Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•  Exercise professional judgment and maintain professional skepticism throughout the audit.

•  Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance contracts with risk-limiting features as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

April 12, 2023

3

New England Life Insurance Company
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus

December 31, 2022 and 2021

(In millions, except share data)

	2022	2021
Admitted Assets
Bonds	$937	$956
Mortgage loans	59	63
Cash, cash equivalents and short-term investments	53	80
Contract loans	384	396
Derivative assets	13	10
Other invested assets	16	15
Total invested assets	1,462	1,520
Investment income due and accrued	17	18
Premiums and annuity considerations deferred and uncollected	5	9
Net deferred tax asset	18	18
Other assets	80	53
Total assets excluding Separate Accounts	1,582	1,618
Separate Account assets	6,085	8,239
Total Admitted Assets	$7,667	$9,857
Liabilities and Capital and Surplus
Liabilities
Reserves for life and health insurance and annuities	$1,064	$1,098
Liability for deposit-type contracts	11	12
Dividends due to policyholders	2	3
Interest maintenance reserve	13	17
Other policy liabilities	41	49
Asset valuation reserve	12	13
Payable for collateral received	12	12
Funds held under reinsurance treaties	69	78
Employee benefit plans	82	105
Net transfers to (from) Separate Accounts due and accrued	(6)	(10)
Amounts withheld or retained as agent or trustee	56	69
Other liabilities	34	33
Total liabilities excluding Separate Accounts	1,390	1,479
Separate Account liabilities	6,085	8,239
Total Liabilities	7,475	9,718
Capital and Surplus
Capital stock (par value $125 per share, 50,000 shares authorized, 20,000 issued and outstanding)	3	3
Paid-in surplus	2	2
Unassigned surplus (deficit)	187	134
Total Capital and Surplus	192	139
Total Liabilities and Capital and Surplus	$7,667	$9,857

See accompanying notes to statutory financial statements
4

New England Life Insurance Company

Statutory Statements of Operations and Changes in Capital and Surplus
For the Years Ended December 31, 2022, 2021, and 2020

(In millions)

	2022	2021	2020
Income
Premiums and annuity considerations	$91	$91	$126
Considerations for supplementary contracts and dividend accumulations	5	6	5
Net investment income	63	65	68
Reserve adjustments on reinsurance ceded	(317)	(581)	(398)
Other income (loss)	132	199	146
Total income	(26)	(220)	(53)
Benefits and Expenses
Benefit payments	401	508	436
Changes to reserves, deposit funds and other policy liabilities	(31)	9	(46)
Insurance expenses and taxes (other than Federal income and capital gains taxes)	43	57	63
Net transfers to (from) Separate Accounts	(529)	(838)	(631)
Total benefits and expenses before dividends to policyholders	(116)	(264)	(178)
Gain (loss) from operations before dividends to policyholders and Federal income tax	90	44	125
Dividends to policyholders	2	4	4
Gain (loss) from operations before Federal income tax	88	40	121
Federal income tax expense (benefit) (excluding income tax on capital gains and losses)	4	2	16
Gain (loss) from operations	84	38	105
Net realized capital gains (losses), net of Federal income tax and interest maintenance reserve transfer	(1)	2	—
Net Income (Loss)	83	40	105
Changes in Capital and Surplus
Change in General Account net unrealized capital gains (losses)	(1)	—	1
Change in net deferred income tax	(7)	(3)	(5)
Change in nonadmitted assets	12	—	6
Change in asset valuation reserve	1	—	(1)
Capital and surplus paid in (out)	—	—	2
Change in surplus as a result of reinsurance	(3)	(3)	(3)
Dividends to stockholder	(38)	(44)	(61)
Other — net	6	(2)	(9)
Net Change in Capital and Surplus	53	(12)	35
Capital and Surplus at Beginning of Year	139	151	116
Capital and Surplus at End of Year	$192	$139	$151

See accompanying notes to statutory financial statements
5

New England Life Insurance Company

Statutory Statements of Cash Flow
For the Years Ended December 31, 2022, 2021, and 2020

(In millions)

	2022	2021	2020
Cash from operations
Premiums and annuity considerations, net of reinsurance, received	$102	$191	$150
Net investment income received	61	64	66
Other income (loss) received	132	152	144
Total receipts	295	407	360
Benefits paid	745	1,100	814
Insurance expenses and taxes paid (other than Federal income and capital gains taxes)	48	101	66
Net transfers to (from) Separate Accounts	(533)	(841)	(627)
Dividends paid to policyholders	3	4	4
Federal income tax paid (recovered) (net of tax on capital gains and losses)	23	7	10
Total payments	286	371	267
Net cash provided by (used in) operations	9	36	93
Cash from investments
Proceeds from invested assets sold, matured or repaid	85	183	127
Cost of invested assets acquired	(73)	(115)	(179)
Net change in contract loans	11	12	9
Net cash provided by (used in) investments	23	80	(43)
Cash from financing and other sources
Net capital changes paid in (out)	—	—	2
Dividends to stockholder	(38)	(44)	(61)
Net change in deposit-type contracts	(1)	(1)	1
Net change in payable for collateral received	—	(2)	(2)
Other-net	(20)	(46)	(12)
Net cash provided by (used in) financing and other sources	(59)	(93)	(72)
Net change in cash, cash equivalents and short-term investments	(27)	23	(22)
Cash, cash equivalents and short-term investments:
Beginning of year	80	57	79
End of year	$53	$80	$57
Supplemental disclosures of cash flow information for non-cash transactions:
Initial settlement of ceded premiums related to reinsurance agreement	$—	$(92)	$—
Initial settlement of funds withheld related to reinsurance agreement	$—	$50	$—
Initial settlement of commissions related to reinsurance agreement	$—	$42	$—

See accompanying notes to statutory financial statements
6

New England Life Insurance Company

Notes to Statutory Financial Statements
For the Years Ended December 31, 2022, 2021, and 2020

Note 1 — Summary of Significant Accounting Policies

Business

The New England Life Insurance Company (the "Company") is an indirect wholly-owned subsidiary of Brighthouse Financial, Inc. ("Brighthouse"). The Company is domiciled in the Commonwealth of Massachusetts ("Massachusetts") and is licensed to transact insurance business in, and is subject to regulation by, all 50 states and the District of Columbia.

The Company does not currently write new insurance business. The Company has in-force variable and universal life insurance policies, fixed and variable annuities, participating and non-participating traditional life insurance policies, pension products, and group life and disability policies. The Company also has in-force a small block of health insurance policies, which are administered by a third party.

Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

Basis of Presentation

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commissioner of Insurance in the Massachusetts Division of Insurance (the "Division"). The Division requires that insurance companies domiciled in Massachusetts prepare their statutory financial statements in accordance with the National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual ("NAIC SAP").

The Division has adopted certain prescribed accounting practices that differ from those found in NAIC SAP, referred to in these statutory financial statements as Massachusetts Statutory Accounting Principles ("MA SAP"), none of which affect the financial statements of the Company.

MA SAP comprises a basis of accounting which differs from generally accepted accounting principles ("GAAP"). The more significant differences are as follows:

•  Policy acquisition costs are charged to expense as incurred under MA SAP; whereas under GAAP, certain policy acquisition costs are deferred and amortized over the estimated lives of the contracts in proportion to actual and estimated future gross premiums, margins or profits;

•  Insurance reserves are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals and company experience, except for reserves for variable annuities where assumptions are based on prudent estimates as of the valuation date; whereas under GAAP, reserving assumptions are generally based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation, or the account value plus a reserve for additional benefits, that is based on current assumptions, for fund based products;

•  Certain assets designated as nonadmitted assets are excluded from the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus by direct charges to unassigned surplus (deficit) including a portion of deferred income tax assets ("DTA"), certain prepaid assets;

•  Contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue for MA SAP; whereas under GAAP, for contracts that do not subject the Company to significant risks arising from mortality or morbidity, amounts received are reported as increases to policyholder account balances;

•  Certain reinsurance agreements are accounted for as reinsurance under both MA SAP and GAAP if certain risk transfer provisions are met. The risk transfer provisions in GAAP differ from the risk transfer provisions under MA SAP. Under GAAP, the reinsurer must assume significant insurance risk and have a reasonable possibility of realizing a significant loss from the transaction. MA SAP requires the reinsurer to assume all of certain risks deemed to be significant, regardless of the significance of loss potential. Assets and liabilities as a result of reinsurance transactions are netted under MA SAP but are reported gross under GAAP. Ceding commissions received in conjunction with reinsurance transactions are reported as revenue under MA SAP but are reported as a reduction of commission expense under GAAP;

•  Investments in bonds are generally carried at amortized cost under MA SAP. Under GAAP, investments in bonds and preferred stocks have one of three classifications. Those classified as held-to-maturity are carried at amortized cost, those classified as available-for-sale are carried at estimated fair value with adjustments for changes in estimated fair value recorded as a component of equity and those classified as trading are carried at estimated fair value with adjustments for changes in estimated fair value recorded through earnings;

7

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

•  Investments in mortgage loans that are impaired are reported at the estimated fair value of the underlying collateral less estimated costs to obtain and sell such collateral. If the estimated fair value of the impaired loan subsequently increases, the mortgage loan's carrying value may not be adjusted to reflect this increase in value. Under GAAP, impaired mortgage loans may also be assessed using observable market price or discounted cash flow ("DCF") methodologies using the loan's original effective interest rate. If the value of the impaired mortgage loan subsequently increases, under GAAP, the mortgage loan's carrying value may be adjusted to reflect this increase, through a decrease in a specific valuation allowance;

•  An asset valuation reserve ("AVR") liability is established, based upon a formula prescribed by the NAIC, to offset potential credit-related investment losses on all invested assets. Changes in the AVR are charged or credited directly to surplus. Under GAAP, no such reserve is required;

•  An Interest Maintenance Reserve ("IMR") is established to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds and mortgage loans, resulting from changes in the general level of interest rates, and is amortized into net investment income over the remaining years to expected maturity of the assets sold; whereas under GAAP, available-for-sale bonds and mortgage loan gains and losses on disposal are reported in earnings in the period that the assets are sold;

•  Derivatives that do not meet the criteria for hedge accounting are carried at estimated fair value with changes in their estimated fair value reported in changes in capital and surplus, except for: (i) income generation derivatives, which are carried at cost; (ii) derivatives used in replication synthetic asset transactions ("RSATs"), which are carried at amortized cost; and (iii) exchange-traded futures, which are carried at the amount of cash deposits outstanding. Under GAAP, if a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses);

•  Deferred income tax is calculated based on temporary differences between MA SAP and tax-basis reporting, subject to certain asset admission limitations for DTAs, rather than the difference between GAAP and tax-basis reporting, without asset admission limitations;

•  For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued; whereas under GAAP, the minimum amount in the range is accrued. In addition, the timing of recognition of certain costs related to loss contingencies may be different;

•  Gains on certain economic transactions with related parties, defined as arm's-length transactions, resulting in the transfer of risks and rewards of ownership and considered permanent, are recognized under MA SAP rather than deferred until the assets are sold to third parties as required under GAAP;

•  Under MA SAP, liabilities reported or disclosed at fair value do not incorporate the Company's non-performance risk, as they do in GAAP.

Accounting Changes and Correction of Errors

The Company had no accounting changes or correction of errors during 2022.

GAAP Equity and Income (Unaudited)

GAAP consolidated net income attributable to the Company was ($21) million, ($55) million, and $108 million for the years ended December 31, 2022, 2021, and 2020, respectively. GAAP consolidated stockholder's equity attributable to the Company was $335 million, $537 million, and $672 million at December 31, 2022, 2021, and 2020, respectively.

Use of Estimates

The preparation of financial statements requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the dates of the financial statements. Management is also required to disclose contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

Investments

Income from investments, including amortization of premium, accretion of discount and similar items, is recorded within net investment income, unless otherwise stated herein. Other-than-temporary impairment ("OTTI") losses are recorded as

8

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

realized capital losses, the cost basis of the investment is reduced and the revised cost basis is not adjusted for subsequent recoveries in value.

Bonds are generally stated at amortized cost, unless they have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value. Unrealized capital losses on bonds having a NAIC designation of 6 are charged directly to surplus. Interest and prepayment fees are recorded when earned. Amortization of premium or accretion of discount is calculated using the constant yield method taking into consideration specified interest and principal provisions over the life of the bonds or estimated timing and amount of prepayments of underlying loans for commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS") and asset-backed securities ("ABS") (collectively "loan-backed securities"). Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed securities and ABS are estimated using inputs obtained from third party specialists and are based on management's knowledge of the current market. For credit-sensitive mortgage-backed securities and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed securities and ABS, the effective yield is recalculated on a retrospective basis.

The NAIC has adopted revised designation methodologies for loan-backed securities based on the NAIC's estimate of expected losses on such securities. The revised designation methodologies resulted in certain loan-backed securities having an initial NAIC designation and a final NAIC designation, which were used for determining the carrying value of the security and for annual statement and risk-based capital ("RBC") reporting, respectively. Loan-backed securities with initial NAIC designations of 1 through 5 are stated at amortized cost. Loan-backed securities with an initial NAIC designation of 6 are stated at the lower of amortized cost or estimated fair value and are reported in accordance with the final NAIC designations.

The Company periodically evaluates bonds for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 3 " — Evaluating Temporarily Impaired Bonds for OTTI." Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) both the Company's intent to sell a security before the recovery of its estimated fair value and its intent and ability to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than amortized cost; (vii) unfavorable changes in forecasted cash flows on mortgage-backed securities and ABS; (viii) the potential for impairments due to weakening foreign currencies on foreign currency denominated bonds that are near maturity; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

The Company recognizes an OTTI loss in earnings for a loan-backed security in an unrealized loss position when it is anticipated that the amortized cost basis will not be recovered. In such situations, the OTTI loss recognized in earnings is the entire difference between the security's amortized cost and its estimated fair value only when either: (i) the Company intends to sell the security or (ii) the Company does not have the intent and ability to retain the security for the time sufficient to recover the amortized cost basis. Non-interest related OTTI losses are recorded through the AVR and interest related losses through the IMR. If neither of the two conditions exists, and the Company has the intent and ability to hold the security but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI loss.

The determination of estimated fair values for securities and other investments is described in Note 2.

Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium, discount or deferred fees, and are net of valuation allowances. Interest income and prepayment fees are recorded when earned. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premium and accretion of discount are recorded using the effective yield method. Gains and losses from sales of loans are recorded in net realized capital gains (losses).

9

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Valuation allowances are established both on a loan specific basis and, in certain circumstances described below, for pools of loans. Valuation allowances are determined separately for each of the loan portfolio segments: commercial and agricultural. In conjunction with the valuation allowance process, management identifies mortgage loans to be placed on a nonaccrual status at which time the Company recognizes income on the cash method.

Specific valuation allowances are established using the same methodology for both portfolio segments and a common evaluation framework is used for establishing general valuation allowances for the loan portfolio segments; however, a separate general valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs that are unique to each loan portfolio segment. The Company records specific valuation allowances for impaired mortgage loans when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual mortgage loans being impaired, loan specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the loan's underlying collateral (as determined by acceptable appraisal methodologies) less estimated costs to obtain and sell such collateral. Changes in these loan specific valuation allowances are reported within net realized capital gains (losses). General valuation allowances are established for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loans with similar loan-to-value or similar debt service coverage ratio factors. A loss contingency exists when, based on experience, it is probable that a credit event has occurred and the amount of credit loss can be reasonably estimated. These evaluations are based upon several loan portfolio segment specific factors, including the Company's experience with loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years or more of historical experience in these evaluations. These evaluations are revised as conditions change and new information becomes available. The general valuation allowance is established when the amount of the loan loss contingency is greater than the mortgage component of the AVR, and the amount recorded is the excess of the loss contingency amount over the mortgage component of the AVR. If the mortgage component of the AVR is greater than the loss contingency amount, no general valuation allowance is recorded. Changes in the general valuation allowance are included in change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

All commercial loans are monitored on an ongoing basis which may include an analysis of the property's financial statements and rent rolls, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios and tenant creditworthiness. The monitoring process for commercial loans focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews of the agricultural loan portfolio on a geographic and sector basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis, by aggregating groups of loans that have similar risk characteristics for potential credit loss. General valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the values utilized in calculating the ratio are updated annually on a rolling basis, with a portion of the loan portfolio updated each quarter. In addition, the loan-to-value ratio is routinely updated for all but the lowest risk loans as part of the Company's ongoing review of its commercial mortgage loan portfolio.

For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

10

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The Company may grant concessions related to a particular borrower's financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded in connection with the troubled debt restructuring. Through the recurring portfolio monitoring process, a specific valuation allowance may have been recorded prior to the period when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly or may increase if the expected recovery is higher than the pre-modification recovery assessment.

Cash equivalents, which are short-term, highly liquid securities and other investments with original maturities of three months or less at date of purchase, are stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at date of purchase and are generally stated at amortized cost, except for securities which have a NAIC designation of 6, in which case they are stated at the lower of amortized cost or estimated fair value.

Contract loans are stated at unpaid principal balance. If the unpaid balance of the loan exceeds the cash surrender value or policy reserves, the excess of the unpaid balance of the loan over the cash surrender value or policy reserves is evaluated for collectability. If the amount is considered uncollectible, it is written off as a reduction of net investment income in the Statutory Statements of Operations and Changes in Capital and Surplus during the period it is determined to be uncollectible. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Other invested assets consist primarily of other limited partnership interests and joint ventures. Other limited partnership interests and joint ventures are carried at the underlying audited GAAP equity, with the Company's share of undistributed earnings and losses included in change in General Account net unrealized capital gains (losses) which is credited or charged directly to surplus. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period. Dividends or distributions received are recognized to the extent they are not in excess of undistributed accumulated earnings. Dividend and distributions in excess of undistributed accumulated earnings are recorded as a reduction to the carrying value of the investment. The Company also periodically evaluates the partnerships' unrealized losses for recoverability. In addition to the partnerships performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairment. The Company considers financial and other information provided by such entities, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred.

Derivatives

The Company may be exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The Company uses swaps and options to manage risks that may include interest rate risk, foreign currency exchange rate risk, credit risk and equity market risk. Derivative hedges are designed to reduce risk on an economic basis while considering their impact on accounting results and statutory capital. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market (referred to herein as RSATs).

MA SAP restricts the Company's use of derivatives to: (i) hedging activities intended to offset changes in the estimated fair value of assets held, obligations and anticipated transactions; (ii) income generation transactions to generate additional income or return on covering assets; and (iii) RSATs to reproduce the investment characteristics of otherwise permissible investments. The Company is prohibited from using derivatives for speculation. OTC derivatives are carried on the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus either as derivative assets or derivative liabilities.

11

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The Company does not offset the values recognized for derivatives executed with the same counterparty under the same master netting agreement. This policy applies to the recognition of derivative assets and derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

To qualify for hedge accounting under SSAP No. 86, Derivatives ("SSAP 86"), at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of the variability of cash flows to be received or paid related to a forecasted transaction or a recognized asset or liability ("cash flow hedge"). In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship.

The Company may hold cash flow and estimated fair value derivatives that hedge various assets and liabilities including bonds and liability portfolios; the derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, if the derivatives meet the criteria for highly effective hedges. Bonds that have an NAIC designation of 1 through 5 are carried at amortized cost; therefore, the derivatives hedging such bonds are also carried at amortized cost. Bonds that have an NAIC designation of 6 are carried at the lower of amortized cost or estimated fair value; therefore, the derivatives hedging such bonds are also carried at the lower of amortized cost or estimated fair value. Any hedged liabilities of the Company are carried at amortized cost; therefore, the derivatives hedging liabilities are also carried at amortized cost. Effective foreign currency swaps have a foreign currency adjustment reported in capital and surplus pursuant to SSAP 86 by using the same procedures as used to translate the hedged item.

The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the Company removes the designation of the hedge.

When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative is carried at its estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

Upon termination of a derivative that qualified for hedge accounting, the gain or loss is reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. If the hedged item is sold, the gain or loss on the derivative is realized but is subject to the IMR.

To the extent the Company does not designate a derivative for hedge accounting, the derivative is carried at estimated fair value with changes in estimated fair value reported in change in General Account net unrealized capital gains (losses).

The Company carries RSATs at amortized cost. Upon termination of an RSAT, the gain or loss on the derivative is realized but is subject to the IMR.

Insurance Reserves and Annuity and Other Fund Reserves

Reserves for permanent plans of individual life insurance, universal life plans and certain term plans are computed on the Net Premium Method or Commissioners' Reserve Valuation Method as appropriate. Reserves for individual annuity contracts are computed on the Net Level Premium Method, the Net Single Premium Method, Commissioners' Annuity Reserve Valuation Method or VM-21 as appropriate. Reserves for group annuity contracts are computed on the Net Single Premium Method. The reserves are based on mortality, morbidity and interest rate assumptions prescribed by Massachusetts Insurance Law. Such reserves are sufficient to provide for contractual surrender values.

Periodically, to reflect changes in circumstances or regulatory requirements, the Company may change the assumptions, methodologies or procedures used to calculate reserves. Primarily, the changes in methodologies and procedures, or changes in "valuation basis," are recorded as direct adjustments to surplus cumulatively in the accounting year applied, whereas generally, changes in reserves, including certain actuarial assumptions, are reflected in net income.

Reserves for deposit-type contracts, which do not subject the reporting entity to any risks arising from policyholder mortality or morbidity, are equal to deposits received and interest credited to the benefit of contract holders, less fees and other charges assessed and surrenders or withdrawals that represent a return to the contract holders.

12

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Dividends Due to Policyholders

Policyholder dividends are determined annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Asset Valuation Reserve and Interest Maintenance Reserve

The Company has established an AVR and IMR for the General Account and Separate Account investments, where required. An AVR is established for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account and any Separate Accounts, not carried at estimated fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related Federal income tax. IMR amortization, as calculated under the Grouped Method as specified by MA SAP, is included in net investment income. Net realized capital gains (losses) are presented net of Federal income tax expense or benefit and IMR transfer.

Income

In general, premiums are recognized as income when due from policyholders under the terms of the insurance contract. Investment income is recognized as income when earned. The earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

Benefits and Expenses

Expenses, including policy acquisition costs and Federal income tax, are charged to operations as incurred. Amounts received as payment for and amounts representing return of policyholder balances relating to deposit-type contracts are not reported as income or benefits but are recorded directly to the liability for deposit-type contracts.

The Company accrues for policyholder dividends and accounts for them under various methods dependent upon the dividend type. Cash option dividends are recognized when earned and paid in cash on the policy anniversary date. Reduced annual premium option dividends earned on the policy anniversary date are credited against the next premium. Paid up additions option dividends earned on the policy anniversary date are applied to buy paid up insurance in the form of a single premium. Dividend accumulation option dividends are recognized when earned by policyholders, remain on deposit with the Company and earn interest. Terminal dividends are recognized when earned and paid at death or maturity of policy.

Foreign Currency Translation

The Company also holds investments denominated in foreign currencies, which are carried at the foreign exchange spot rate at the end of the year. Any increases or decreases in the carrying amount of the Company's investments in investments denominated in foreign currencies due to changes in exchange rates between years are recorded as a change in General Account net unrealized capital gains (losses) which are credited or charged directly to surplus.

Separate Account Operations

Separate Accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (generally stated at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities. Investment income and realized and unrealized capital gains and losses on the investments of the Separate Accounts, accrue directly to contract holders and accordingly, are not reflected in the Company's Statutory Statements of Operations and Changes in Capital and Surplus and Cash Flow.

Income Tax

The Company files a stand-alone Federal income tax return.

The future tax consequences of temporary differences between statutory financial reporting and tax basis of assets and liabilities are measured at the financial reporting dates and are recorded as DTA and deferred tax liabilities ("DTL"), subject to certain limitations. Changes in DTA and DTL, including changes attributable to changes in tax rates and changes in tax status, if any, are recognized as a separate component of gains and losses in unassigned surplus (deficit).

13

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

DTA are limited to: (i) the amount of Federal income tax paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with Internal Revenue Service ("IRS") tax loss carryback provisions, not to exceed three years; (ii) an amount expected to be realized within the applicable period that is no greater than the applicable percentage of statutory capital and surplus as required to be shown on the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus for the current reporting period's statement, adjusted to exclude any net DTA, electronic data processing equipment and operating software and any net positive goodwill plus; (iii) the amount of remaining gross DTA that can be offset against existing gross DTL. Any remaining DTA are nonadmitted.

The realization of DTA depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that DTA will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, the Company considers many factors, including:

•  the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

•  the jurisdiction in which the DTA was generated;

•  the length of time that carryforwards can be utilized in the various taxing jurisdictions;

•  future taxable income exclusive of reversing temporary differences and carryforwards;

•  future reversals of existing taxable temporary differences;

•  taxable income in prior carryback years; and

•  tax planning strategies.

The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on DTA significantly change or when receipt of new information indicates the need for an adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income taxes and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

The Company classifies interest and penalties as a component of income tax expense.

Related Party Transactions

A transaction between related parties involving the exchange of assets or liabilities is classified as either an economic transaction or a non-economic transaction. An economic transaction is defined as an arm's-length transaction which results in the transfer of risks and rewards of ownership and represents a consummated act thereof, i.e., "permanence." Non-economic transactions between the Company and a related party insurance entity are recorded at the lower of existing book values or estimated fair values at the date of the transaction. Non-economic transactions between the Company and related parties that are not insurance entities are recorded at the estimated fair value at the date of the transaction; however, to the extent that the transaction results in a gain, an offsetting unrealized capital loss and liability is recorded to defer any impact on surplus. Economic transactions between the Company and other related parties are recorded at estimated fair value at the date of the transaction. A transaction involving services between related parties is recorded at the amount charged and is generally subject to regulatory approval.

Note 2 — Fair Value Information

Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

14

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Estimated Fair Value of All Financial Instruments

Information related to the estimated fair value of financial instruments is shown below at December 31, (in millions):

	2022
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$806	$937	$47	$759	$—
Mortgage loans	56	59	—	—	56
Cash, cash equivalents and short-term investments	53	53	53	—	—
Contract loans	463	384	—	39	424
Derivative assets (1)	13	13	—	13	—
Other invested assets	2	2	—	2	—
Investment income due and accrued	17	17	—	17	—
Separate Account assets	6,085	6,085	—	6,085	—
Total assets	$7,495	$7,550	$100	$6,915	$480
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$11	$11	$—	$—	$11
Payable for collateral received	12	12	—	12	—
Investment contracts included in Separate Account liabilities	2	2	—	2	—
Total liabilities	$25	$25	$—	$14	$11
	2021
	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3
Assets
Bonds	$1,042	$956	$66	$976	$—
Mortgage loans	65	63	—	—	65
Cash, cash equivalents and short-term investments	80	80	80	—	—
Contract loans	619	396	—	38	581
Derivative assets (1)	12	10	—	12	—
Other invested assets	2	2	—	2	—
Investment income due and accrued	18	18	—	18	—
Separate Account assets	8,239	8,239	—	8,239	—
Total assets	$10,077	$9,764	$146	$9,285	$646
Liabilities
Investment contracts included in:
Liability for deposit-type contracts	$12	$12	$—	$—	$12
Payable for collateral received	12	12	—	12	—
Investment contracts included in Separate Account liabilities	3	3	—	3	—
Total liabilities	$27	$27	$—	$15	$12

(1)  Classification of derivatives is based on each derivative's positive (asset) or negative (liability) book/adjusted carrying value, which equals the net admitted assets and liabilities.

15

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2 —  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 —  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

Determination of Estimated Fair Value

The Company defines estimated fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

In general, the estimated fair value of investments classified within Level 1 are based on quoted prices in active markets that are readily and regularly obtainable. These investments are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment. Investments classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 discussions. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing such investments to be classified in Level 3.

Bonds, Cash, Cash Equivalents and Short-term Investments

For Level 1 assets, the estimated fair value is determined using quoted prices in active markets that are readily and regularly obtainable. Additionally, as the estimated fair value for cash approximates carrying value, due to the nature of cash, it is classified as Level 1.

For Level 2 assets, estimated fair values are determined using an income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary inputs being quoted prices in markets that are not active, benchmark yields, spreads off benchmark yields, new issuances, issuer rating, trades of identical or comparable securities, and duration for Level 2 assets. Privately-placed securities are valued using additional key inputs: market yield curve, call provisions, observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer, and delta spread adjustments to reflect specific credit-related issues.

For Level 3 assets, estimated fair values are determined using a market approach. The estimated fair value is determined using matrix pricing or consensus pricing, with the primary inputs being quoted and offered prices.

Mortgage Loans

For mortgage loans, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar mortgage loans. The estimated fair values for impaired mortgage loans are principally obtained by estimating the fair value of the underlying collateral using market standard appraisal and valuation methods. Mortgage loans valued using significant unobservable inputs are classified in Level 3.

16

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Contract Loans

The estimated fair value for contract loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, using observable inputs and is classified as Level 2. For contract loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar contract loans determined based on the nature of the underlying insurance liabilities, using unobservable inputs and is classified in Level 3.

Derivatives

For OTC-bilateral derivatives and OTC-cleared derivatives classified as Level 2 assets or liabilities, estimated fair values are determined using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models which are based on market standard valuation methodologies and a variety of observable inputs.

The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data.

Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect the net change in capital and surplus.

The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

Other Invested Assets

The estimated fair value of other invested assets is determined using the methodologies as described in the above sections titled "Bonds, Cash, Cash Equivalents and Short-term Investments", based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

Investment Income Due and Accrued

Due to the short-term nature of investment income due and accrued, the Company believes there is minimal risk of material changes in interest rates or the credit of the issuer such that estimated fair value approximates carrying value. These amounts are generally classified as Level 2.

Separate Account Assets and Investment Contracts Included in Separate Account Liabilities

For Separate Account assets classified as Level 2 assets, estimated fair values are determined using either a market or income approach. The estimated fair value is determined using third-party commercial pricing services, with the primary input being quoted securitization market price determined principally by independent pricing services using observable inputs or quoted prices or reported net asset value ("NAV") provided by the fund managers.

Investment contracts included in Separate Account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts. The carrying value of these Separate Account liabilities, which represents an equivalent summary total of the Separate Account assets supporting these liabilities, approximates the estimated fair value. These investment contracts are classified as Level 2 to correspond with the Separate Account assets backing the investment contracts.

17

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The difference between the estimated fair value of investment contracts included in Separate Account liabilities in the table above and the total recognized in the Statutory Statements of Assets, Liabilities, Surplus and Other Funds represents amounts due under contracts that are accounted for as insurance contracts.

Investment Contracts Included in Liability for Deposit-Type Contracts

The estimated fair value of investment contracts included in the liability for deposit-type contracts is estimated by discounting best estimate future cash flows based on assumptions that market participants would use in pricing such liabilities, with consideration of the Company's non-performance risk (own-credit risk) not reflected in the fair value calculation. The assumptions used in estimating these fair values are based in part on unobservable inputs classified in Level 3.

Payable for Collateral Received

The estimated fair value of amounts payable for collateral received approximates carrying value as these obligations are short-term in nature. These amounts are generally classified in Level 2.

Assets and Liabilities Measured and Reported at Estimated Fair Value at Reporting Date

Hierarchy Table

The following tables provide information about financial assets and liabilities measured and reported at estimated fair value at December 31, (in millions):

	2022
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	6,085	—	6,085
Total assets	$—	$6,087	$—	$6,087
	2021
	Fair Value Measurements at Reporting Date Using
	Level 1	Level 2	Level 3	Total
Assets
Derivative assets (1)
Foreign currency exchange rate	$—	$2	$—	$2
Separate Account assets (2)	—	8,239	—	8,239
Total assets	$—	$8,241	$—	$8,241

(1)  Derivative assets presented in the table above represent only those derivatives that are carried at estimated fair value. Accordingly, the amounts above exclude derivatives carried at amortized cost, which include highly effective derivatives and RSATs.

(2)  Separate Account assets are subject to General Account claims only to the extent that the value of such assets exceeds the Separate Account liabilities. Investments (stated generally at estimated fair value) and liabilities of the Separate Accounts are reported separately as assets and liabilities.

See "Determination of Estimated Fair Value" above for a description of the valuation technique(s) and the inputs used in the estimated fair value measurement for assets and liabilities measured and reported at estimated fair value.

18

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Note 3 — Investments

Bonds by Sector

The following table presents the book/adjusted carrying value, gross unrealized gains and losses and estimated fair value of bonds owned at December 31, (in millions):

	2022				2021
	Book/ Adjusted Carrying	Gross Unrealized		Estimated	Book/ Adjusted Carrying	Gross Unrealized		Estimated Fair
	Value	Gains	Losses	Fair Value	Value	Gains	Losses	Value
Bonds
U.S. corporate	$536	$—	$89	$447	$559	$49	$2	$606
U.S. government and agency	111	1	6	106	102	26	—	128
Foreign corporate	87	—	8	79	96	5	2	99
CMBS	85	—	11	74	86	3	—	89
State and political subdivision	71	1	13	59	70	6	1	75
RMBS	41	—	5	36	37	2	—	39
ABS	6	—	1	5	6	—	—	6
Total bonds	$937	$2	$133	$806	$956	$91	$5	$1,042

The Company did not hold any non-income producing bonds at December 31, 2022 or 2021.

Maturities of Bonds

The book/adjusted carrying value and estimated fair value of bonds, by contractual maturity, were as follows at December 31, 2022 (in millions):

	Book/Adjusted Carrying Value	Estimated Fair Value
Due in one year or less	$7	$8
Due after one year through five years	181	168
Due after five years through ten years	194	179
Due after ten years	423	336
Subtotal	805	691
Loan-backed securities	132	115
Total	$937	$806

Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Bonds not due at a single maturity date have been presented in the year of final contractual maturity. Loan-backed securities are shown separately, as they are not due at a single maturity.

Cash equivalents and short-term investments have contractual maturities of one year or less.

19

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Continuous Gross Unrealized Losses for Bonds — By Sector

The following table presents the estimated fair value and gross unrealized losses of bonds in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous gross unrealized loss position at December 31, (in millions, except number of securities):

	2022				2021
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. corporate	$368	$75	$68	$14	$86	$2	$1	$—
U.S. government and agency	78	6	—	—	—	—	—	—
Foreign corporate	42	3	26	5	23	2	8	—
CMBS	65	9	9	2	11	—	—	—
State and political subdivision	47	11	8	2	9	1	—	—
RMBS	26	4	3	1	3	—	3	—
ABS	—	—	5	1	5	—	—	—
Total bonds	$626	$108	$119	$25	$137	$5	$12	$—
Total number of securities in an unrealized loss position	230		64		63		4

Loan-backed Security Holdings — OTTI Losses

The Company did not impair any loan-backed securities to estimated fair value during the year ended December 31, 2022 because of either (i) an intent to sell the security or (ii) the inability or lack of intent to retain the security for a period of time sufficient to recover the amortized cost.

At December 31, 2022, the loan-backed securities for which the Company recognized an OTTI loss during the year ended December 31, 2022, measured as the difference between amortized cost and estimated present value of projected future cash flows to be collected, were as follows (in whole dollars):

CUSIP	Book/Adjusted Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Estimated Fair Value at Time of OTTI	Date of Financial Statement Where Reported
52524PAA0	$2,811,385	$2,197,135	$614,250	$2,197,135	$2,215,385	12/31/2022
61751JAK7	$1,230,002	$1,115,748	114,254	$1,115,748	$1,068,709	12/31/2022
Total			$728,504

Evaluating Temporarily Impaired Bonds for OTTI

As more fully described in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its securities holdings in accordance with its OTTI policy in order to evaluate whether such investments are other than temporarily impaired. These securities were included in the Company's OTTI review process. With respect to loan-backed securities in the bond portfolio, the Company performs scenario analyses. The scenarios attempt to project future delinquencies and principal losses. Based upon the Company's current evaluation of its securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company concluded that these securities were not other than temporarily impaired. Future impairments will depend primarily on economic fundamentals, issuer performance (including changes in estimated present value of projected future cash flows to be collected) and changes in credit ratings, collateral valuations, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, additional impairments may be incurred in upcoming periods.

Gross unrealized losses on bonds increased $128 million during the year ended December 31, 2022 to $133 million from $5 million at December 31, 2021. The increase in gross unrealized losses for the year ended December 31, 2022 was primarily attributable to increasing longer-term interest rates.

20

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Mortgage Loans

Mortgage Loans by Portfolio Segment

Mortgage loans are summarized as follows at December 31, (dollars in millions):

	2022		2021
	Amount	Percent	Amount	Percent
Agricultural	$32	54%	$36	57%
Commercial	27	46	27	43
Total mortgage loans, net	$59	100%	$63	100%

The Company had mortgage loan participations of $4 million at both December 31, 2022 and 2021.

Valuation Allowance by Portfolio Segment

At both December 31, 2022 and 2021, there were no valuation allowances on mortgage loans.

Geographic Diversification, Loan Origination and Interest Rate Changes

Mortgage loans are collateralized by real estate located in the United States and are diversified by geographic region. States where the associated real estate was located that were 5% or more of the Company's total mortgage loans at December 31, 2022 were as follows:

State	Percent of Total Mortgage Loans
Texas	41%
California	21
Florida	14
Illinois	13
Total	89%

Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate. From time to time, the Company may originate loans in excess of 75% of the purchase price of the underlying real estate, if underwriting risk is sufficiently within the Company's standards. The Company did not originate any mortgage loans during the years ended December 31, 2022 and 2021.

The Company reduced interest rates on mortgage loans by 2.1% and 1.3%, respectively, with a recorded investment of $2 million and less than $1 million, during the years ended December 31, 2022 and 2021, respectively.

Credit Quality of Agricultural Mortgage Loans

Information about the credit quality of agricultural mortgage loans is presented below at December 31, (dollars in millions):

	2022		2021
Loan-to-value ratios:	Recorded Investment	% of Total	Recorded Investment	% of Total
Less than 65%	$32	100%	$36	100%

21

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Credit Quality of Commercial Mortgage Loans

Information about the credit quality of commercial mortgage loans is presented below at December 31, (dollars in millions):

	2022
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x	Debt-Service Coverage Ratio <1.00x	Total	% of Total
Less than 65%	$2	$1	$3	13%
65% to 75%	23	—	23	85
76% to 80%	—	—	—	—
Greater than 80%	1	—	1	2
Total	$26	$1	$27	100%
	2021
	Recorded Investment
Loan-to-value ratios:	Debt-Service Coverage Ratio >1.20x	Debt-Service Coverage Ratio <1.00x	Total	% of Total
Less than 65%	$2	$1	$3	13%
65% to 75%	23	—	23	85
76% to 80%	1	—	1	2
Greater than 80%	—	—	—	—
Total	$26	$1	$27	100%

Age Analysis and Nonaccrual Status of Mortgage Loans

The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as current at both December 31, 2022 and 2021. The Company defines delinquent mortgage loans, consistent with industry practice, when mortgage loans are past due as follows: commercial mortgage loans — 60 days and agricultural mortgage loans — 90 days. The Company had no mortgage loans past due and no mortgage loans in nonaccrual status at either December 31, 2022 or 2021.

Impaired Mortgage Loans

The Company had no impaired mortgage loans at either December 31, 2022 or 2021.

Mortgage Loans Modified in a Troubled Debt Restructuring

The Company had no mortgage loans modified in a troubled debt restructuring during the years ended December 31, 2022, or 2021.

Concentrations of Credit Risk

The following table presents the book/adjusted carrying value of investments in any counterparty that were greater than 10% of surplus at December 31, (in millions):

	2022	2021
U.S government and agency securities	$112	$102
New York state and political subdivision bonds	—	16
California state and political subdivision bonds	—	16
Kite Reality Trust Group	—	15
Total	$112	$149

22

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Restricted Assets

The table below provides a summary of restricted assets, all of which are included in the General Account, at book/adjusted carrying value at December 31, (dollars in millions):

	2022			2021
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
State deposits	$3	0.0%	0.0%	$3	0.0%	0.0%

Derivatives

Types of Derivatives

The table below provides a summary of the notional amount, book/adjusted carrying value, estimated fair value and primary underlying risk exposure by type of derivative held at December 31, (in millions):

		2022			2021
Primary Underlying Risk Exposure	Instrument Type	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value	Notional Amount	Book/ Adjusted Carrying Value	Estimated Fair Value
Foreign currency exchange rate	Foreign currency swaps	$57	$13	$13	$57	$10	$12

Foreign Currency Exchange Rate Derivatives

The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party.

Hedging

Cash Flow Hedges

The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the effectiveness requirements of SSAP 86.

All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2022, 2021, and 2020 there were no gains (losses) related to cash flow derivatives that no longer qualify for hedge accounting or for which the Company removed the hedge designation.

In certain instances, the Company may discontinue cash flow hedge accounting because it is no longer probable that the original forecasted transactions will occur by the end of the originally specified time period or within two months of the anticipated date. For the years ended December 31, 2022, 2021, and 2020 there were no gains (losses) related to such discontinued cash flow hedges.

There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2022, 2021, and 2020.

Non-qualifying Derivatives

The Company enters into the following derivatives that do not qualify for hedge accounting under SSAP 86: foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates.

23

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Derivatives for Other than Hedging Purposes

The Company enters into credit default swaps used in RSATs for other than hedging purposes under SSAP 86.

The Company did not hold derivatives for other than hedging purposes at December 31, 2022 or 2021.

The Company had no net realized gains (losses) on the derivatives for other than hedging purposes, for the years ended December 31, 2022 and 2021. The net realized gains (losses) on the derivatives held for other than hedging purposes was less than $1 million for the year ended December 31, 2020.

Off-Balance Sheet Risk and Credit Risk

The table below summarizes the notional amount of the Company's financial instruments (derivatives that are designated as effective hedging instruments and derivatives used in replications) with off-balance sheet credit risk at December 31, (in millions):

	Asset
	2022	2021
Foreign currency swaps	$28	$38

The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. All of the Company's ISDA Master Agreements also include Credit Support Annex provisions which may require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

The Company's OTC-cleared derivatives are effected through central clearing counterparties. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by clearing brokers or central clearing counterparties to such derivatives.

Off-balance sheet credit exposure is the excess of positive estimated fair value over positive book/ adjusted carrying value for the Company's highly effective hedges and derivatives used in replications at the reporting date. All collateral received from counterparties to mitigate credit-related losses is deemed worthless for the purpose of calculating the Company's off-balance sheet credit exposure. The off-balance sheet credit exposure of the Company's swaps was $1 million and $2 million at December 31, 2022 and 2021, respectively.

The estimated fair value of collateral consisting of various securities received by the Company on its OTC-bilateral derivatives as variation margin was $1 million for each of the years ended December 31, 2022 and 2021.

The Company enters into various collateral arrangements, which may require both the pledging and accepting of collateral in connection with its derivatives. The Company did not pledge any collateral in connection with its OTC derivatives at December 31, 2022 and 2021.

24

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The table below summarizes the collateral received by the Company in connection with its OTC derivatives as of December 31, (in millions):

	Cash (1)		Securities (2)		Total
	2022	2021	2022	2021	2022	2021
Variation Margin:
OTC-bilateral	$12	$12	$1	$1	$13	$13

(1)  Cash collateral received is reported in cash, cash equivalents and short-term investments and the obligation to return the collateral is reported in aggregate write-ins for liabilities as cash collateral received on derivatives.

(2)  Securities collateral received is held in separate custodial accounts and is not reflected in the financial statements.

The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the amount owed by that party reaches a minimum transfer amount. Certain of these arrangements also include credit-contingent provisions that include a threshold above which collateral must be posted. Such agreements provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company or the counterparty. In addition, the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, were as follows (in millions):

	2022	2021	2020
Bonds	$36	$38	$40
Mortgage loans	2	3	4
Cash, cash equivalents and short-term investments	1	—	—
Contract loans	22	23	22
Derivatives	1	1	2
Other	2	2	1
Gross investment income	64	67	69
Less: investment expenses	2	2	3
Net investment income, before IMR amortization	62	65	66
IMR amortization	1	—	2
Net investment income	$63	$65	$68

25

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Net Realized Capital Gains (Losses), Net of Federal Income Tax and Interest Maintenance Reserve Transfer

Net realized capital gains (losses) on investments and derivatives for the years ended December 31, were as follows (in millions):

	2022	2021	2020
Bonds	$(5)	$(2)	$—
Mortgage loans	—	1	—
Derivatives	—	3	—
Net realized capital gains (losses), before Federal income tax	(5)	2	—
Less: Federal income tax expense (benefit)	—	—	—
Net realized capital gains (losses), before IMR transfer	(5)	2	—
IMR transfer, net of Federal income tax expense (benefit) of $1 million, less than $1 million, and less than $1 million, respectively	(4)	—	—
Net realized capital gains (losses), net of Federal income tax and IMR transfer	$(1)	$2	$—

Proceeds from Sales and Disposals and Realized Capital Gains (Losses) on Bonds

Proceeds from sales or disposals of bonds, the related gross realized capital gains (losses) on bonds, which are generally determined on a specific identification basis, and the related foreign exchange capital gains (losses) on bonds were as follows for the years ended December 31, (in millions):

	2022	2021	2020
Proceeds from sales and disposals	$89	$159	$149
Gross realized capital gains on sales	$—	$1	$3
Gross realized capital losses on sales	$(4)	$(1)	$(2)
Foreign exchange capital losses on sales	$—	$(2)	$(1)
OTTI losses — bonds	$(1)	$—	$—

Prepayment Penalty and Acceleration Fees

The Company had securities sold, redeemed or otherwise disposed of as a result of a callable feature. The number of securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of a prepayment penalty and/or acceleration fee were as follows for the years ended December 31, (in millions, except number of securities):

	2022	2021	2020
Number of CUSIPs	7	18	14
Aggregate Amount of Investment Income (1)	$—	$1	$1

(1)  Aggregate Amount of Investment Income for the year ended December 31, 2022 was less than $1 million.

Note 4 — Related Party Information

Service Agreements

The Company is a party to service agreements with its affiliates, including, but not limited to, Brighthouse Services, LLC ("Brighthouse Services"), that provide for a broad range of services to be rendered and facilities and equipment to be provided. Services, facilities and equipment are requested by the recipient as deemed necessary for its operations. These agreements involve cost allocation arrangements, under which the recipient pays the provider for all expenses, direct and indirect, reasonably and equitably determined to be attributable to the services, facilities and equipment provided. There are also a number of other service arrangements with affiliates pursuant to which the provider, at the request of the recipient, renders specified services for a stated fee. Income and expenses under these agreements are reflected in other income (loss) and insurance expenses and taxes (other than Federal income and capital gains taxes), respectively, on the Statutory Statements of Operations and Changes in Capital and Surplus.

26

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Reinsurance Agreements

The Company has reinsurance agreements with Brighthouse Life Insurance Company ("Brighthouse Insurance") and Brighthouse Reinsurance Company of Delaware ("BRCD"), both of which are related parties.

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2022	2021	2020
Premiums and annuity considerations	$(12)	$(14)	$(16)
Reserve adjustments on reinsurance ceded	$(317)	$(581)	$(398)
Benefits payments	$(329)	$(572)	$(386)
Changes to reserves, deposit funds and other policy liabilities	$(130)	$67	$20

Information regarding the significant effects of ceded related party reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2022	2021
Reserves for life and health insurance, annuities and deposit-type contracts	$(505)	$(374)
Funds held under reinsurance treaties	$29	$31

The Company ceded a block of business to BRCD, on a 90% coinsurance with funds withheld basis. This agreement covers certain term policies issued by the Company in 2007 and 2008. Ceded aggregate reserves related to this business were $59 million and $63 million at December 31, 2022 and 2021, respectively; the Company recorded a funds withheld liability of $29 million and $31 million at December 31, 2022 and 2021, respectively; ceded premiums related to this business were $2 million for the year ended December 31, 2022 and were less than a million for the years ended December 31, 2021 and 2020, respectively and pre-tax income (loss) was ($3) million for both years ended December 31, 2022 and 2021, and ($1) million for the year ended December 31, 2020.

The Company ceded certain variable annuities, including guaranteed minimum benefits, to Brighthouse Insurance. Financial impacts recorded by the Company for this business were aggregate ceded reserves of $303 million and $252 million at December 31, 2022 and 2021, respectively; ceded premiums of $6 million, $5 million, and $7 million for the years ended December 31, 2022, 2021, and 2020, respectively; ceded reserve adjustments on reinsurance of $317 million, $581 million, and $398 million for the years ended December 31, 2022, 2021, and 2020, respectively, ceded benefits of $314 million, $564 million, and $378 million for the years ended December 31, 2022, 2021, and 2020, respectively.

The Company ceded 100% of its share of the liabilities for certain guaranteed benefits riders to Brighthouse Insurance. The Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus includes aggregate ceded reserves related to this business of $142 million and $58 million at December 31, 2022 and 2021, respectively; ceded premiums of $7 million for the year ended December 31, 2022 and $8 million for both years ended December 31, 2021 and 2020.

Investments

The Company did not report any investments in an insurance subsidiary, controlled and affiliated ("SCA"), for which the statutory capital and surplus reflects a departure from the NAIC statutory accounting practices and procedures during the year ended December 31, 2022.

Other

In the normal course of business, the Company transfers invested assets to affiliates and receives invested assets from affiliates. The Company did not transfer invested assets to affiliates for the year ended December 31, 2022. During the year ended December 31, 2021, the Company transferred invested assets, primarily consisting of mortgage loans to an affiliate with a book adjusted carrying value of $16 million and estimated fair value of $18 million. Net investment gains (losses) recognized on these transfers was $1 million.

The Company has entered into a Limited Liability Company Agreement (the "Agreement") with Brighthouse Investments Advisers, LLC and several other affiliates that are also members of Brighthouse Advisers. Among other things, the Agreement sets forth provisions for the allocation of income and losses to the members of Brighthouse Advisers, including the Company.

27

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The Company has receivables and payables with affiliates for services necessary to conduct its business. Amounts admitted are expected to be settled within 90 days. Receivables from affiliates, included in other assets, totaled $3 million and $4 million at December 31, 2022 and 2021, respectively. Payables to affiliates, included in other liabilities, totaled $22 million and $9 million at December 31, 2022 and 2021, respectively.

Note 5 — Premium and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31, were as follows (in millions):

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary renewal	$8	$5	$13	$9

Note 6 — Reinsurance and Other Insurance Transactions

The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $5 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company also reinsures portions of certain level premium term life policies to BRCD. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

For its individual annuity business, the Company reinsures to Brighthouse Insurance, 100% of certain variable annuity risks or 100% of the living and death benefit guarantees issued in connection with certain variable annuities. Under the benefit guarantee reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

The Company reinsures its business through a diversified group of highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers and monitors ratings and the financial strength of its reinsurers. In addition, the reinsurance recoverable balance due from each reinsurer and the recoverability of such balance is evaluated as part of this overall monitoring process. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, and funds withheld accounts. No single unrelated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance agreement. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

The financial statements include the impact of reinsurance. Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Operations and Changes in Capital and Surplus was as follows for the years ended December 31, (in millions):

	2022	2021	2020
Premiums and annuity considerations	$(49)	$(67)	$(42)
Reserve adjustments on reinsurance ceded	$(317)	$(581)	$(398)
Benefits payments	$(388)	$(634)	$(417)
Changes to reserves, deposit funds and other policy liabilities	$(106)	$121	$38

28

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Information regarding the significant effects of related and unrelated ceded reinsurance included in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus was as follows at December 31, (in millions):

	2022	2021
Reserves for life and health insurance, annuities and deposit-type contracts:	$(807)	$(708)
Funds held under reinsurance treaties:	$69	$78

The Company has ceded reinsurance to related and unrelated companies that are unauthorized, or not accredited to write reinsurance agreements in the domiciliary state of the Company. The unauthorized reinsurance liability is calculated to record a liability for reserve credits taken that are not fully collateralized by each unauthorized reinsurance company. The unauthorized companies provide collateral to the Company to support the ceded liabilities. The collateral provided includes trust agreements and funds held under reinsurance treaties. There was no unauthorized liability balance for the Company at both December 31, 2022, and 2021. Assets held in trust for reinsurance agreements totaled $35 million and $44 million at December 31, 2022, and 2021, respectively. Funds held under reinsurance treaties totaled $29 million and $31 million at December 31, 2022, and 2021, respectively.

Deferred Gains on Reinsurance Agreements

The Company has entered into reinsurance agreements to cede in-force business to reinsurers. These agreements may result in deferred gains on reinsurance, net of income tax, which is recorded in unassigned surplus (deficit). The change in deferred gains on reinsurance is recognized as an adjustment to surplus and is reflected in change in surplus as a result of reinsurance. The rollforward of deferred gains on reinsurance agreements is as follows at December 31, (in millions):

	2022	2021
Balance at beginning of year	$77	$80
Amortization of deferred gains on affiliated reinsurance (1)	(3)	(3)
Balance at end of year	$74	$77

(1)  See Note 4 — Related Party Information — "Reinsurance Agreements" for additional information.

Note 7 — Reserves for Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Reserves amounting to less than $1 million at both December 31, 2022 and 2021, are held for surrender values in excess of the legally computed reserves.

The method employed in the valuation of substandard policies is identical to the method employed in the valuation of standard policies; a mean reserve method is used, but for substandard policies, the mean reserves are based on appropriate multiples of standard rates of mortality.

At December 31, 2022 and 2021, the Company had $59 million and $61 million, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the Division. Direct reserves to cover the above insurance totaled less than $1 million at both December 31, 2022 and 2021, respectively.

The tabular interest has been determined by formula as described in the NAIC instructions for all traditional product types. For universal life, variable universal life, and flexible premium annuity products, accrued interest credited to the fund balances was used in the calculations of tabular interest.

For the determination of tabular interest on funds not involving life contingencies for each valuation rate of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation period.

The general nature of other reserve changes are items that include reserves established as a result of asset adequacy analysis, reserves for secondary guarantees on universal life policies and General Account reserves held for variable annuity guaranteed minimum death benefits and for variable annuity guaranteed living benefits.

29

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The details for other changes at December 31, 2022 are as follows (in millions):

		Ordinary
Item	Total	Life Insurance	Individual Annuities
VM-21 Stochastic Reserve	$144	$—	$144
For excess of valuation net premiums over corresponding gross premiums	—	—	—
For surrender values in excess of reserves otherwise required and carried	—	—	—
Guaranteed minimum death benefits	(8)	(8)	—
Reinsurance ceded	(144)	—	(144)
Total	$(8)	$(8)	$—

Note 8 — Participating Business

Direct premiums on participating policies in the amount of $11 million, $13 million, and $16 million represented approximately 8%, 8%, and 10% of the Company's direct premiums for the years ended December 31, 2022, 2021, and 2020, respectively.

The amount of incurred policyholder dividends in 2022, 2021, and 2020 as reported in dividends to policyholders, was $2 million, $4 million, and $4 million, respectively. This is equal to the sum of the dividends paid during the year, the change in the amount of dividends due and unpaid, and the change in provision for dividends payable in the following year.

Note 9 — Accident and Health ("A&H") Policy and Claim Liabilities

A&H claim reserves represent the estimated value of the future payments for benefits (losses) and loss adjustment expenses for all incurred claims, whether reported or not. Where applicable, the reserves are adjusted for contingencies and discounted with interest.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

Claim reserves for individual disability policies are discounted using either the 1964 Commissioners Disability Table or 1985 Commissioners Individual Disability Table A at interest rates ranging from 3.0% to 6.0%, depending on the year of disablement.

Claim reserves for products with short-term liabilities (i.e., dental, short-term disability, accidental death and dismemberment and similar products) are set using current claim completion factors, loss ratio factors and include a provision for uncertainty.

All claim reserves include an expense load to cover future loss adjustment expenses.

30

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Activity for the years ended December 31, in the liability for unpaid accident and health and disability policy and contract claims, included in reserves for life and health insurance and annuities and other policy liabilities, is summarized as follows (in millions):

	2022	2021
Balance at January 1	$4	$5
Incurred related to:
Current year	1	—
Prior years	—	—
Total incurred	1	—
Paid related to:
Current year	—	—
Prior years	(1)	(1)
Total paid	(1)	(1)
Balance at December 31	$4	$4

As a result of changes in estimates of insured events in prior years, the provision for claims decreased by less than $1 million and $1 million in 2022 and 2021, respectively. The changes in 2022 and 2021, respectively, were generally the result of ongoing analysis of recent loss development trends. Original estimates are increased or decreased as additional information becomes known regarding individual claims.
31

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Note 10 — Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuities

Withdrawal characteristics of annuity actuarial reserves, deposit-type contracts and other liabilities without life or disability contingencies at December 31, were as follows (dollars in millions):

Individual Annuities:	2022
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$3	$—	$3	0.1%
At fair value	—	2,802	2,802	89.5
Total with market value adjustment or at fair value	3	2,802	2,805	89.6
At book value without adjustment	240	—	240	7.7
Not subject to discretionary withdrawal:	70	14	84	2.7
Total (gross)	313	2,816	3,129	100.0%
Reinsurance ceded	(162)	—	(162)
Total (net)	$151	$2,816	$2,967
	2021
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$1	$—	$1	—%
At fair value	—	3,908	3,908	91.9
Total with market value adjustment or at fair value	1	3,908	3,909	91.9
At book value without adjustment	266	—	266	6.2
Not subject to discretionary withdrawal:	64	17	81	1.9
Total (gross)	331	3,925	4,256	100.0%
Reinsurance ceded	(171)	—	(171)
Total (net)	$160	$3,925	$4,085

Withdrawal characteristics of group annuity actuarial reserves at both December 31, 2022 and 2021 were less than $1 million.

32

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Deposit-Type Contracts:	2022
	General Account	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	124	—	124	98.7
Not subject to discretionary withdrawal	—	2	2	1.3
Total (gross: direct + assumed)	124	2	126	100.0%
Reinsurance ceded	(113)	—	(113)
Total (net)	$11	$2	$13
	2021
	General Account	Separate Account Nonguaranteed	Total	Percent of Total
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$—	$—	$—	—%
At fair value	—	—	—	—
Total with market value adjustment or at fair value	—	—	—	—
At book value without adjustment	131	—	131	98.1
Not subject to discretionary withdrawal:	—	3	3	1.9
Total (gross)	131	3	134	100.0%
Reinsurance ceded	(119)	—	(119)
Total (net)	$12	$3	$15

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows (in millions):

	2022	2021
General Account:
Annuities (excluding supplementary contracts with life contingencies)	$101	$110
Supplementary contracts with life contingencies	50	50
Deposit-type contracts	11	12
Subtotal	162	172
Separate Account:
Annuities (excluding supplementary contracts)	2,803	3,908
Supplementary contracts with life contingencies	13	17
Other contract deposit funds	2	3
Total	$2,980	$4,100

33

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Life

Withdrawal characteristics of life actuarial reserves were as follows at December 31, were as follows (dollars in millions):

	2022
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	19	20	20	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	178	178	251	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	539	539	581	3,261	3,251	3,261
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	233	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	2	XXX	XXX	—
Disability — disabled lives	XXX	XXX	5	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	41	XXX	XXX	—
Total (gross: direct + assumed)	736	737	1,133	3,261	3,251	3,261
Reinsurance ceded	—	—	227	—	—	—
Total (Net)	$736	$737	$906	$3,261	$3,251	$3,261

34

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

	2021
	General Account			Separate Account — Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	19	20	20	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life	177	177	256	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	541	489	583	4,301	4,302	4,302
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal:
Term policies without cash value	XXX	XXX	270	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability — active lives	XXX	XXX	4	XXX	XXX	—
Disability — disabled lives	XXX	XXX	4	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	49	XXX	XXX	—
Total (gross: direct + assumed)	737	686	1,186	4,301	4,302	4,302
Reinsurance ceded	—	—	255	—	—	—
Total (Net)	$737	$686	$931	$4,301	$4,302	$4,302

Life actuarial reserves at December 31, were as follows (in millions):

	2022	2021
General Account:
Life insurance	$858	$874
Accidental death benefits	—	—
Active lives	2	4
Disability — disabled lives	5	4
Miscellaneous reserves	41	49
Subtotal	906	931
Separate Account:
Life insurance	3,261	4,302
Accident and health contracts	—	—
Miscellaneous reserves	—	—
Total	$4,167	$5,233

35

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Note 11 — Separate Accounts

The Company utilizes Separate Accounts to support and record segregated assets and liabilities related to ordinary life insurance, ordinary individual annuity and supplemental contracts, group life insurance and group annuity products. Separate Account assets and liabilities represent segregated funds which are administered for pensions and other clients. At December 31, 2022 and 2021, the Company's Separate Account assets that are legally insulated from the General Account claims were $6,085 million and $8,239 million, respectively. The assets consist of common stocks (mutual and hedge funds). The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of the minimum guarantees made by the Company with respect to certain accounts. The assets of these accounts are carried at estimated fair value.

	Nonguaranteed Separate Accounts (in millions)
	2022	2021	2020
Premiums, considerations or deposits	$93	$99	$108
Reserves at December 31
For accounts with assets at:
Fair value	$6,079	$8,229	$7,971
By withdrawal characteristics:
At fair value	$6,064	$8,210	$7,952
Not subject to discretionary withdrawal	15	19	19
Total reserves	$6,079	$8,229	$7,971

Reconciliation of net transfers to/from Separate Accounts of the Company for the years ended December 31, were as follows (in millions):

	2022	2021	2020
Transfers to Separate Accounts	$93	$99	$108
Transfers from Separate Accounts	(622)	(937)	(739)
Net transfers to (from) Separate Accounts	(529)	(838)	(631)
Reconciling difference	—	—	—
Transfers as reported in the statements of operations of the General Account	$(529)	$(838)	$(631)

Note 12 — Federal Income Tax

The Company files a stand-alone Federal income tax return.

Federal income tax expense has been calculated in accordance with the provisions of the Code.

36

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The components of net DTA and DTL consisted of the following, at December 31, (in millions):

	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTA	$57	$4	$61	$60	$2	$62
Statutory valuation allowance adjustments	—	—	—	—	—	—
Adjusted gross DTA	57	4	61	60	2	62
DTA nonadmitted	(30)	(4)	(34)	(40)	(1)	(41)
Subtotal net admitted DTA	27	—	27	20	1	21
DTL	(9)	—	(9)	(2)	(1)	(3)
Net admitted DTA/(Net DTL)	$18	$—	$18	$18	$—	$18

	Change
	Ordinary	Capital	Total
Gross DTA	$(3)	$2	$(1)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross DTA	(3)	2	(1)
DTA nonadmitted	10	(3)	7
Subtotal net admitted DTA	7	(1)	6
DTL	(7)	1	(6)
Net admitted DTA/(Net DTL)	$—	$—	$—

37

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The amount of each result or component of the calculation for SSAP No. 101 — Income Taxes, ("SSAP 101") at December 31, (in millions):

	2022			2021
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	18	—	18	18	—	18
1. Adjusted gross DTA expected to be realized following the balance sheet date	18	—	18	19	—	19
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	26	XXX	XXX	18
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	9	—	9	2	1	3
DTA admitted as the result of application of SSAP 101 total	$27	$—	$27	$21	$1	$21

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	—	—	—
1. Adjusted gross DTA expected to be realized following the balance sheet date	(1)	—	(1)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	8
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	7	(1)	6
DTA admitted as the result of application of SSAP 101 total	$6	$(1)	$6

	December 31, 2022	December 31, 2021
RBC percentage used to determine recovery period and threshold limitation amount	1411%	866%
Amount of total adjusted capital used to determine recovery period and threshold limitation	$188	$135

Management believes the Company will be able to utilize the DTA in the future without any tax planning strategies.

The Company's tax planning strategies do not include the use of reinsurance.

All DTL were recognized as of December 31, 2022 and 2021.

Current income tax incurred (benefit) for the years ended December 31, consisted of the following major components (in millions):

	2022	2021	2020
Federal	$4	$2	$16
Foreign	—	—	—
Subtotal	4	2	16
Federal income tax on net capital gains (losses)	—	—	—
Federal and foreign income taxes incurred	$4	$2	$16

38

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The changes in the main components of deferred income tax amounts were as follows (in millions):

	2022	2021	Change
DTA resulting from book/income tax differences:
Ordinary:
Employee benefits	$29	$35	$(6)
Deferred acquisition costs	1	—	1
Policyholder dividends accrual	—	—	—
Policyholder reserves	10	5	5
Ceding commissions	16	16	—
Tax credit carryforward	—	1	(1)
Investments	—	1	(1)
Nonadmitted assets	1	2	(1)
Gross ordinary DTA — (admitted and nonadmitted)	57	60	(3)
Total ordinary DTA — (nonadmitted)	(30)	(40)	10
Total ordinary DTA — (admitted)	27	20	7
Capital:
Investments	2	2	—
Unrealized capital gains (losses)	2	—	2
Gross capital DTA — (admitted and nonadmitted)	4	2	2
Total capital DTA — (nonadmitted)	(4)	(1)	(3)
Total capital DTA — (admitted)	—	1	(1)
Total DTA — (admitted)	$27	$21	$6
DTL resulting from book/income tax differences:
Deferred and uncollected premiums	$(1)	$(2)	$1
Policyholder reserves	(4)	—	(4)
Employee benefits	(1)	—	(1)
Unrealized capital gains (losses)	(3)	—	(3)
Subtotal	(9)	(2)	(7)
Capital:
Investments	—	—	—
Unrealized capital gains (losses)	—	(1)	1
Subtotal	—	(1)	1
Total DTL	(9)	(3)	(6)
Net admitted DTA/(DTL)	$18	$18	—
Income tax effect of change in nonadmitted assets			(7)
Additional minimum pension liability			1
Change in net DTA			$(6)

39

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

	2021	2020	Change
DTA resulting from book/income tax differences:
Ordinary:
Employee benefits	$35	$36	$(1)
Deferred acquisition costs	—	2	(2)
Policyholder dividends accrual	—	—	—
Policyholder reserves	5	6	(1)
Ceding commissions	16	17	(1)
Tax credit carryforward	1	—	1
Investments	1	—	1
Nonadmitted assets	2	2	—
Gross ordinary DTA — (admitted and nonadmitted)	60	63	(3)
Total ordinary DTA — (nonadmitted)	(40)	(41)	1
Total ordinary DTA — (admitted)	20	22	(2)
Capital:
Investments	2	2	—
Unrealized capital gains (losses)	—	—	—
Gross capital DTA — (admitted and nonadmitted)	2	2	—
Total capital DTA — (nonadmitted)	(1)	(1)	—
Total capital DTA — (admitted)	1	1	—
Total DTA — (admitted)	$21	$23	$(2)
DTL resulting from book/income tax differences:
Deferred and uncollected premiums	$(2)	$(2)	$—
Policyholder reserves	—	—	—
Employee benefits	—	—	—
Unrealized capital gains (losses)	—	—	—
Subtotal	(2)	(2)	—
Capital:
Investments	—	—	—
Unrealized capital gains (losses)	(1)	(1)	—
Subtotal	(1)	(1)	—
Total DTL	(3)	(3)	—
Net admitted DTA/(DTL)	$18	$20	(2)
Income tax effect of change in nonadmitted assets			(1)
Additional minimum pension liability			—
Change in net DTA			$(3)

The Company had no net operating loss carryforwards or capital loss carryforwards at December 31, 2022, 2021, or 2020.

As of December 31, 2022 and 2020, the company had no tax credit carryforwards. The Company had tax credit carryforwards of $1 million in 2021.

The Company did not have Federal income taxes available at December 31, 2022, 2021, or 2020 for recoupment in the event of future net losses.

The Company had no deposits at December 31, 2022, 2021, or 2020 under Section 6603 of the Code.

40

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The provision for Federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to net gain (loss) from operations after dividends to policyholders and before Federal income tax. The significant items causing the difference for the year ended December 31 were as follows (in millions):

	2022	2021	2020
Gain (loss) from operations after dividends to policyholders and before Federal income tax @ 21%	$19	$8	$25
Net realized capital gains (losses) @ 21%	(1)	—	—
Tax effect of:
Uncertain Tax Positions	(2)	—	1
Prior years adjustments and accruals	(1)	2	—
Change in nonadmitted assets	1	—	—
Tax credits	(2)	(1)	(1)
Separate Account dividend received deduction	(4)	(3)	(4)
Total statutory income taxes (benefit)	$10	$6	$21
Federal and foreign income taxes incurred (benefit) including tax on realized capital gains (losses)	$4	$3	$16
Change in net DTA	6	3	5
Total statutory income taxes (benefit)	$10	$6	$21

The Company is subject to examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. Federal, state or local income tax examinations for years prior to 2017. Management believes it has established adequate tax liabilities, and final resolution of any audit for the years 2017 and forward is not expected to have a material impact on the Company's statutory financial statements.

At December 31, 2022 and 2021, the Company had a liability for unrecognized tax benefits, computed in accordance with SSAP No. 5R, Liabilities, Contingencies, and Impairments of Assets ("SSAP 5R"), of $6 million and $1 million, respectively. A reconciliation of the amount recorded for unrecognized tax benefits is as follows (in millions):

	2022	2021
Balance at beginning of year	$1	$1
Net change for tax positions of current year	—	—
Net change for tax positions of prior years	6	—
Settlements with tax authorities	—	—
Lapses of statutes of limitations	(1)	—
Balance at end of year	$6	$1

The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements.

The Company recorded less than $1 million of interest expense (benefit) (net of Federal tax benefit(cost)) in Federal and foreign income taxes incurred, related to unrecognized tax benefits for the years ended December 31, 2022, and 2021, and 2020, respectively. The Company had less than $1 million accrued for the payment of interest at December 31, 2022 and 2021, respectively.

41

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Note 13 — Capital and Surplus

The portion of unassigned surplus (deficit) reduced by each item below at December 31, was as follows (in millions):

	2022	2021	2020
Unrealized capital gains (losses)	$(9)	$(8)	$(8)
Nonadmitted asset values	$(38)	$(50)	$(50)
Asset valuation reserve	$(12)	$(13)	$(13)

Dividend Restrictions

Under Massachusetts State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend as long as the amount of all such dividends, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus at the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. The Company will be permitted to pay a dividend to its parent in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds unassigned surplus (deficit) as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. Based on amounts at December 31, 2022, the Company is permitted to pay its parent a stockholder dividend in 2023 of $84 million without required prior approval of the Commissioner.

The Company paid an ordinary cash dividend of $38 million to its parent, Brighthouse Holdings LLC, on December 15, 2022. The Company paid an ordinary cash dividend of $44 million to its parent, Brighthouse Holdings, LLC, on November 15, 2021. The Company paid an ordinary cash dividend of $61 million to its parent, Brighthouse Holdings, LLC, on December 24, 2020. The Company did not receive any capital contributions in 2022 or 2021. The Company received a capital contribution of $2 million in 2020.

Note 14 — Employee Benefit Plans

Pension Plans and Other Unfunded Benefit Plans

The Company is the sponsor of a funded qualified defined benefit pension plan, an unfunded nonqualified defined benefit pension, and postretirement and other unfunded benefit plans. The Company sponsored pension and other unfunded benefit plans were amended to cease benefit accruals and are closed to new entrants. The Company accounts for the qualified defined benefit plan as a single employer plan and does not participate in any multiemployer, consolidated or holding company plans. At December 31, a summary of assets, obligations and assumptions of the pension benefit plans and the postretirement plan are as follows (in millions):

Change in Pension Benefit Obligation

	Overfunded		Underfunded
	2022	2021	2022	2021
Benefit obligation at beginning of year	$174	$182	$75	$79
Service cost and expenses	—	—	—	—
Interest cost	5	4	2	2
Actuarial (gains) losses	(43)	(4)	(14)	(1)
Benefits paid	(9)	(8)	(5)	(5)
Business combinations, divestitures, curtailments, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$127	$174	$58	$75

42

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Change in Postretirement Benefit Obligation

	Underfunded
	2022	2021
Benefit obligation at beginning of year	$29	$32
Interest cost	1	1
Contribution by plan participants	2	2
Actuarial (gains) losses	—	1
Benefits paid	(8)	(7)
Benefit obligation at end of year	$24	$29

At December 31, 2022, the post-tax surplus impact was a increase of $1 million for other postretirement benefit plans. At December 31, 2021, the post-tax surplus impact was a decrease of $1 million for other postretirement benefit plans.

Change in Compensated Absence Benefit & Postemployment Obligations

The Company did not have any special or contractual benefits per SSAP No. 11, Compensated Absences and did not have any material postemployment benefits during 2022 and 2021.

Change in Plan Assets

	Pension Benefits		Postretirement Benefits
	2022	2021	2022	2021
Fair value of plan assets at beginning of year	$183	$190	$—	$—
Actual return on plan assets	(43)	1	—	—
Reporting entity contribution	5	5	6	5
Plan participants' contributions	—	—	2	2
Benefits paid	(14)	(13)	(8)	(7)
Fair value of plan assets at end of year	$131	$183	$—	$—

Reconciliation of Funded Status

	Pension Benefits		Postretirement Benefits
	2022	2021	2022	2021
a. Components
1. Prepaid benefit costs	$(31)	$(28)	$—	$—
2. Overfunded plan assets	$3	$8	$—	$—
3. Accrued benefit costs	$54	$57	$17	$22
4. Liability for pension benefits	$(58)	$(75)	$(24)	$(29)
b. Assets and Liabilities recognized
1. Assets (nonadmitted)	$3	$8	$—	$—
2. Total liabilities recognized	$(58)	$(75)	$(24)	$(29)
c. Unrecognized liabilities	$—	$—	$—	$—

The accumulated benefit obligation for all defined benefit pension plans was $185 million and $250 million at December 31, 2022 and 2021, respectively.

43

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The components of net periodic benefit cost for the years ended December 31, were as follows (in millions):

	Pension Benefits			Postretirement Benefits
	2022	2021	2020	2022	2021	2020
Service cost and expenses	$—	$—	$—	$—	$—	$—
Interest cost	7	7	8	1	1	1
Expected return on plan assets	(9)	(9)	(9)	—	—	—
Gains and losses	1	1	—	—	—	—
Prior service cost or (credit)	—	—	—	—	—	—
(Gain) or loss recognized due to a settlement or curtailment	—	—	—	—	—	—
Total net periodic benefit cost	$(1)	$(1)	$(1)	$1	$1	$1

The amounts in unassigned surplus (deficit) recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2022	2021	2020	2022	2021	2020
Items not yet recognized as a component of net periodic cost — prior year	$38	$36	$26	$7	$7	$4
Net prior service cost or (credit) arising during the period	—	—	—	—	—	—
Net prior service cost or (credit) recognized	—	—	—	—	—	—
Net (gain) and loss arising during the period	(5)	3	10	—	—	3
Net (gain) and loss recognized	(1)	(1)	—	—	—	—
Transition surplus recognized	—	—	—	—	—	—
Change due to special event — curtailment	—	—	—	—	—	—
Items not yet recognized as a component of net periodic cost — current year	$32	$38	$36	$7	$7	$7

The amounts in unassigned surplus (deficit) that have not yet been recognized as components of net periodic benefit cost were as follows for the years ended December 31, (in millions):

	Pension Benefits			Postretirement Benefits
	2022	2021	2020	2022	2021	2020
Net prior service cost or (credit)	$—	$—	$—	$—	$—	$—
Net recognized (gains) and losses	$32	$38	$36	$7	$8	$7

Assumptions

Assumptions used in determining the aggregate projected benefit obligation for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2022	2021	2020
Weighted-average discount rate — pension	5.40%	2.85%	2.60%
Weighted-average discount rate — postretirement	5.40%	2.85%	2.60%

Assumptions used in determining the net periodic benefit cost for the pension and postretirement benefit plans for the years ended December 31, are as follows:

	2022	2021	2020
Weighted-average discount rate — pension & postretirement	2.85%	2.60%	3.55%
Expected long-term rate of return on plan assets	4.85%	4.95%	5.55%

The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate pension benefit obligation when due.

44

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

Plan Assets

The assets of the qualified defined benefit pension plan (the "Invested Plan") are invested in general and separate accounts of MetLife Insurance Company ("MLIC") and managed by MetLife Investment Advisors, LLC in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward (i) maintaining an adequate funded status under reasonable and appropriate risk controls; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) ensuring that asset benchmarks, mandates and targets are appropriate relative to the implicit risk / return characteristics of the liability; and (iv) targeting rates of return in excess of a custom benchmark over a complete market cycle, generally three to five years. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of managing the Invested Plan's investments. Investment consultants may be used periodically to evaluate the investment risk of the plan's invested assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

The table below summarizes the actual weighted average allocation of the estimated fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class for the Invested Plan:

	2022	2021	Target Allocation
Fixed maturities	84%	80%	85%
Equity securities	15	15	15%
Cash or cash equivalents	1	5	—%
Total	100%	100%

Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions. The above allocations represent actual and targeted investment strategies reflecting the aggregation of underlying assets invested in pooled separate accounts as well as those supported by general account assets backing a group annuity contract issued by MetLife. The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

45

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The defined benefit pension plan assets are measured at estimated fair value on a recurring basis. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows (in millions):

	Fair Value Measurements of Plan Assets at December 31, 2022
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$130	$—	$130
Interest in insurance company General Accounts	—	1	—	1
Total plan assets	$—	$131	$—	$131
	Fair Value Measurements of Plan Assets at December 31, 2021
Description for each class of plan assets	(Level 1)	(Level 2)	(Level 3)	Total
Interest in insurance company Separate Accounts	$—	$174	$—	$174
Interest in insurance company General Accounts	—	9	—	9
Total plan assets	$—	$183	$—	$183

Expected Future Contributions and Benefit Payments

It is the Company's practice to make contributions to the qualified defined benefit pension plan to comply with minimum funding requirements of Employee Retirement Income Security Act, the Pension Protection Act of 2006, federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code") and the applicable rules and regulations. In accordance with such practice, no contributions are required in calendar year 2021 based on the maximum quarterly requirements. For information of employer contributions, see "Change in Plan Assets."

Benefit payments due under the unfunded pension and postretirement benefit plans are primarily funded from the Company's general assets as they become due under the provision of the plans. As a result, benefit payments equal employer and participant contributions for these plans. For 2022, the Company contributions are $11 million with $8 million expected for 2023. All benefit payments for unfunded pension and postretirement benefit plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Gross benefit payments for the next 10 years are expected to be as follows (in millions):

Year	Pension and Other Benefits
2023	$17
2024	$17
2025	$17
2026	$16
2027	$16
2028 through 2032	$78

Defined Contribution Plans

The Company sponsors a frozen qualified money purchase pension plan for former agents of the Company. The Company made no contributions to that plan in 2022, 2021, or 2020. The Company also sponsors a number of frozen nonqualified deferred compensation plans. The Company incurred expenses for these plans totaling ($5) million for the year ended December 31, 2022, credit expense of $8 million for the year ended December 31, 2021, and credit expense of $3 million for the year ended December 31, 2020. All benefit payments for unfunded deferred compensation plans are subject to reimbursement annually, on an after-tax basis, by MetLife, payable to the Company's parent, Brighthouse.

Note 15 — Other Commitments and Contingencies

Insolvency Assessments

Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the

46

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

As of December 31, 2022, the Company had less than $1 million asset for the related premium tax offset. As of December 31, 2021, the Company had a less than $1 million liability for retrospective premium-based guaranty fund assessments and a less than $1 million asset for the related premium tax offset. The periods over which the guaranty fund assessments are expected to be paid and the related premium tax offsets are expected to be realized are unknown at this time.

The change in the guaranty asset balance of estimated premium tax offsets of new insolvencies accrued during 2022 and revised estimated premium tax offsets for accrued liabilities was less than $1 million during the year ended December 31, 2022.

The Company did not receive refunds of assessments for the years ended December 31, 2022, 2021, or 2020. Assessments levied against the Company were less than $1 million for the years ended December 31, 2022, 2021, and 2020, respectively.

It is possible that a large catastrophic event could render such guaranty funds inadequate and the Company may be called upon to contribute additional amounts, which may have a material impact on its financial condition or results of operations in a particular period. The Company has established liabilities for guaranty fund assessments which it considers adequate for assessments with respect to insurers that are currently subject to insolvency proceedings, but additional liabilities may be necessary.

Litigation

Sales Practice Claims and Regulatory Matters. Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, or other products. The Company vigorously defends against the claims in these matters.

Summary. Various litigations, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, investor or taxpayer. The Company also receives and responds to subpoenas or other inquiries seeking a broad range of information from various state and federal regulators, agencies and officials. The issues involved in information requests and regulatory matters vary widely, but can include inquiries or investigations concerning the Company's compliance with applicable insurance and other laws and regulations. The Company cooperates in these inquiries.

It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, may be sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts that may be sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in any particular period.

Other Contingencies

As with litigation and regulatory loss contingencies, the Company considers establishing liabilities for certain non-litigation loss contingencies when assertions are made involving disputes or other matters with counterparties to contractual arrangements entered into by the Company, including with third-party vendors. The Company establishes liabilities for such non-litigation loss contingencies when it is probable that a loss will be incurred and the amount of the loss can be reasonably estimated. In matters where it is not probable, but is reasonably possible that a loss will be incurred and the amount of loss can be reasonably estimated, such losses or range of losses are disclosed, and no accrual is made. In the absence of sufficient information to support an assessment of the reasonably possible loss or range of loss, no accrual is made and no loss or range of loss is disclosed.

Commitments to Fund Partnership Investments and Private Corporate Bond Investments

The Company makes commitments to fund partnership investments and to lend funds under private corporate bond investments in the normal course of business. The amounts of these unfunded commitments were $1 million at both December 31, 2022 and 2021.

47

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

Mortgage Loan Commitments

The Company had no mortgage loan commitments as of December 31, 2022 and 2021.

Financial Guarantees

At December 31, 2022, the Company was obligor under the following guarantees and indemnities (in millions):

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.

The Company is obligated to indemnify Great West Life and Annuity Insurance Company for losses arising out of breaches of representations and covenants by the Company under an Asset Purchase Agreement and certain ancillary agreements.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense	Less than $1 million for losses arising out of breaches of representation; there is no cap on losses arising out of breaches of covenants.	The Company has made no payments on the guarantee since inception.
The Company is obligated to indemnify the proprietary mutual fund, offered by the Separate Accounts, and the fund's directors and officers as provided in certain Participation Agreements.	Intercompany and related party guarantees that are considered "unlimited" and as such are excluded from recognition.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

The Company has provided certain indemnities, guarantees and/or commitments to affiliates and third parties in the ordinary course of its business. In the context of acquisitions, dispositions, investments and other transactions, the Company has provided indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company.

	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.

48

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

(1) Nature and circumstances of guarantee and key attributes, including date and duration of agreement	(2) Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.) (1)	(3) Ultimate financial statement impact if action under the guarantee is required.	(4) Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	(5) Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company indemnifies its directors and officers as provided in its charters and by-laws.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
The Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests.	No liability has been established as the indemnification is for future events for which neither a probability of occurrence nor a reasonable estimate can be established at this time.	Expense

Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

The Company has made no payments on the guarantee since inception.
Total (1)	$ —		$ —

(1)  Total maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee was less than $1 million.

At December 31, 2022, the Company's aggregate compilation of guarantee obligations was less than $1 million.

Note 16 — Retained Assets

The Company's retained asset account, known as the Total Control Account ("TCA"), is a settlement option or method of payment that may be used for amounts due under life insurance, critical illness insurance and annuity contracts. The TCA Customer Agreement provided to each accountholder is a contract that is supplementary to the insurance or annuity contract. TCAs are reported in the Annual Statement as amounts on deposit for ordinary supplementary contracts not involving life contingencies.

Each TCA has a guaranteed minimum annual effective interest rate. Guaranteed minimum interest rates for TCAs that remained open during calendar year 2022 were 3.0%, 1.5% or 0.5% depending on the age and origin of the account. In addition to the guaranteed minimum interest rate, the Company also agrees in the TCA Customer Agreement to credit interest at rates that will always be the greater of the guaranteed rate or the rate established by one of two market indices. During calendar year 2022, all TCAs received interest of at least the account's guaranteed minimum annual effective interest rate.

The Company's TCA business is 100% reinsured with MLIC.

49

New England Life Insurance Company

Notes to Statutory Financial Statements — (Continued)
For the Years Ended December 31, 2022, 2021, and 2020

The Company's TCA in force, categorized by age, at December 31, were as follows (in millions, except number of asset accounts):

	2022		2021
	Number	Balance	Number	Balance
Up and including 12 Months	—	$—	—	$—
13 to 24 Months	—	—	—	—
25 to 36 Months	—	—	—	—
37 to 48 Months	—	—	—	—
49 to 60 Months	—	—	16	4
Over 60 Months	895	113	944	115
Total	895	$113	960	$119

A reconciliation of the Company's TCA for the year ended December 31, 2022 was as follows (in millions, except number of asset accounts):

	Individual
	Number	Balance/Amount
Beginning of year	960	$119
Accounts issued/added	—	—
Investment earnings credited	N/A	3
Fees and other charges assessed (1)	N/A	—
Transferred to state unclaimed property funds	—	—
Closed/withdrawn	65	9
End of year	895	$113

(1)  Fees and other charges assessed may also include other account adjustments.

Note 17 — Subsequent Events

The Company has evaluated events subsequent to December 31, 2022 through April 12, 2023, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

50

New England Life Insurance Company

Table of Contents to Statutory Supplemental Schedules

Description	Page
SCHEDULE 1
Statutory Selected Financial Data As of and for the Year Ended December 31, 2022	52
SCHEDULE 2
Supplemental Investment Risks Interrogatories As of and for the Year Ended December 31, 2022	55
SCHEDULE 3
Statutory Summary Investment Schedule As of and for the Year Ended December 31, 2022	60
SCHEDULE 4
Reinsurance Contracts With Risk-Limiting Features As of and for the Year Ended December 31, 2022	62

51

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data
As of and for the Year Ended December 31, 2022

Investment Income Earned
U.S. government bonds	$3,620,692
Other bonds (unaffiliated)	31,897,457
Bonds of affiliates	—
Preferred stocks (unaffiliated)	—
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	2,351,844
Real estate	—
Contract loans	22,079,942
Cash, cash equivalents and short-term investments	941,814
Derivatives	1,159,905
Other invested assets	2,223,941
Aggregate write-ins for investment income	(8)
Gross investment income	$64,275,587
Real Estate Owned — Book Value Less Encumbrances	$—
Mortgage Loans — Book Value
Agricultural mortgages	$31,869,577
Residential mortgages	—
Commercial mortgages	27,047,822
Total mortgage loans	$58,917,399
Mortgage Loans by Standing — Book Value
Good standing	$58,917,399
Good standing with restructured terms	$—
Interest overdue more than three months, not in foreclosure	$—
Foreclosure in process	$—
Other Long Term Invested Assets — Statement Value	$14,642,761
Bonds and Stocks of Parents, Subsidiaries and Affiliates — Book Value:
Bonds	$—
Preferred Stocks	$—
Common Stocks	$—
Bonds and Short-Term Investments by Class and Maturity:
Bonds by Maturity — Statement Value
Due within one year or less	$29,549,812
Over 1 year through 5 years	216,152,191
Over 5 years through 10 years	270,353,256
Over 10 years through 20 years	89,891,568
Over 20 years	332,334,558
No maturity date	—
Total by Maturity	$938,281,385

52

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2022

Bond by Class — Statement Value
Class 1	$534,249,050
Class 2	343,098,951
Class 3	47,894,519
Class 4	9,915,484
Class 5	3,123,381
Class 6	—
Total by Class	$938,281,385
Total Bonds Publicly Traded	$698,659,115
Total Bonds Privately Placed	$239,622,270
Preferred Stocks — Book/Adjusted Carrying Value	$—
Common Stocks — Fair Value	$—
Short Term Investments — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Owned — Book/Adjusted Carrying Value	$—
Options, Caps and Floors Written and In-force — Book/Adjusted Carrying Value	$—
Collar, Swap and Forward Agreements Open — Book/Adjusted Carrying Value	$13,372,410
Futures Contracts Open — Book/Adjusted Carrying Value	$—
Cash on Deposit	$52,341,447
Life Insurance In-Force (000's)
Industrial	$—
Ordinary	$16,906,867
Credit Life	$—
Group Life	$27,490
Amount of Accidental Death Insurance In-Force Under Ordinary Policies (000's)	$57,229
Life Insurance Policies with Disability Provisions In-Force (000's)
Industrial	$—
Ordinary	$5,133,551
Credit Life	$—
Group Life	$—
Supplementary Contracts In-Force:
Ordinary — Not Involving Life Contingencies
Amount on Deposit	$237,989,812
Income Payable	$2,883,948
Ordinary — Involving Life Contingencies
Income Payable	$8,803,855
Group — Not Involving Life Contingencies
Amount on Deposit	$—
Income Payable	$—
Group — Involving Life Contingencies
Income Payable	$—

53

New England Life Insurance Company

SCHEDULE 1

Statutory Selected Financial Data — (continued)
As of and for the Year Ended December 31, 2022

Annuities:
Ordinary
Immediate — Amount of Income Payable	$—
Deferred — Fully Paid Account Balance	$—
Deferred — Not Fully Paid Account Balance	$3,048,322,118
Group:
Amount of Income Payable	$49,765
Fully Paid Account Balance	$27,785
Not Fully Paid Account Balance	$—
Accident and Health Insurance — Premiums In-Force:
Ordinary	$4,183,524
Group	$—
Credit	$—
Deposit Funds and Dividend Accumulations:
Deposit Funds — Account Balance	$—
Dividend Accumulations — Account Balance	$—
Claim Payments For The Year Ended December 31, 2022 (000's):
Group Accident and Health
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—
Other Accident & Health
2022	$40
2021	$51
2020	$290
2019	$364
2018	$102
Prior	$4,538
Other Coverages that use developmental methods to calculate claim reserves
2022	$—
2021	$—
2020	$—
2019	$—
2018	$—
Prior	$—

54

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories

Supplement for the year 2022 of the New England Life Insurance Company

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For the year ended December 31, 2022
(To be filed by April 1)
Of the New England Life Insurance Company
Address (City, State and Zip Code) Tampa, FL 33637

NAIC Group Code.....4932	NAIC Company Code.....91626	Federal Employer's Identification Number (FEIN).....04-2708937

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments.

1. Reporting entity's total admitted assets as reported on Page 2 of this annual statement.	$1,582,151,887
2. Ten largest exposures to a single issuer/borrower/investment.

	1 Issuer	2 Description of Exposure	3 Amount	4 Percentage of Total Admitted Assets
2.01	GRI Woodlands Crossing LLC a Delaware	Commercial Loans	$22,999,467	1.5%
2.02	KITE REALTY GROUP TRUST	Bonds	$15,000,000	0.9%
2.03	MASSACHUSETTS CAPITAL RESOURCE CO	Social Alternatives	$11,654,410	0.7%
2.04	COTERRA ENERGY INC	Bonds	$11,500,000	0.7%
2.05	FEDERAL NATIONAL MORTGAGE ASSOCIATION	Bonds	$11,292,825	0.7%
2.06	NASSAU AIRPORT DEVELOPMENT CO	Bonds	$10,862,500	0.7%
2.07	LITOR LTD	Bonds	$10,610,916	0.7%
2.08	ABP (JERSEY) LTD	Bonds	$9,021,750	0.6%
2.09	Alico Inc.	Agricultural Loans	$8,468,503	0.5%
2.10	CF_19-CF3	Bonds	$8,168,285	0.5%

3. Amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2
3.01	NAIC 1	$534,249,050	33.8%
3.02	NAIC 2	$343,098,951	21.7%
3.03	NAIC 3	$47,894,519	3.0%
3.04	NAIC 4	$9,915,484	0.6%
3.05	NAIC 5	$3,123,381	0.2%
3.06	NAIC 6	$0	0.0%
	Preferred Stocks	3	4
3.07	NAIC 1	$0	0.0%
3.08	NAIC 2	$0	0.0%
3.09	NAIC 3	$0	0.0%
3.10	NAIC 4	$0	0.0%
3.11	NAIC 5	$0	0.0%
3.12	NAIC 6	$0	0.0%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$77,444,546	4.9%
4.03	Foreign-currency-denominated investments	$37,205,796	2.4%
4.04	Insurance liabilities denominated in that same foreign currency	$0	0.0%

5. Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$65,582,046	4.1%
5.02	Countries designated NAIC-2	$0	0.0%
5.03	Countries designated NAIC-3 or below	$11,862,500	0.7%

55

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

6. Largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
6.01	Country 1: United Kingdom	$41,016,831	2.6%
6.02	Country 2: Netherlands	$7,470,750	0.5%
	Countries designated NAIC-2:
6.03	Country 1:	$0	0.0%
6.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
6.05	Country 1: Bahamas	$10,862,500	0.7%
6.06	Country 2: Turkey	$1,000,000	0.1%

	1	2
7. Aggregate unhedged foreign currency exposure	$0	0.0%

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0	0.0%
8.02	Countries designated NAIC-2	$0	0.0%
8.03	Countries designated NAIC-3 or below	$0	0.0%

9. Largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation:

	Countries designated NAIC-1:	1	2
9.01	Country 1:	$0	0.0%
9.02	Country 2:	$0	0.0%
	Countries designated NAIC-2:
9.03	Country 1:	$0	0.0%
9.04	Country 2:	$0	0.0%
	Countries designated NAIC-3 or below:
9.05	Country 1:	$0	0.0%
9.06	Country 2:	$0	0.0%

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1 Issuer	2 NAIC Designation	3	4
10.01	NASSAU AIRPORT DEVELOPMENT CO	3.C	$10,862,500	0.7%
10.02	LITOR LTD	1.D	$10,610,916	0.7%
10.03	ABP (JERSEY) LTD	2.B	$9,021,750	0.6%
10.04	WERELDHAVE NV	3.B	$7,470,750	0.5%
10.05	BNP PARIBAS SA	1	$6,997,231	0.4%
10.06	SHURGARD LUXEMBOURG SARL	2.C	$6,499,553	0.4%
10.07	CANADA (GOVERNMENT OF)	2.C	$6,134,790	0.4%
10.08	SSE PLC	2.A	$4,000,000	0.3%
10.09	BARCLAYS BANK PLC	1	$2,793,658	0.2%
10.10	JOHN WOOD GROUP PLC	2.C	$2,297,814	0.1%

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.
		1	2
11.02	Total admitted assets held in Canadian investments	$0	0.0%
11.03	Canadian-currency-denominated investments	$0	0.0%
11.04	Canadian-denominated insurance liabilities	$0	0.0%
11.05	Unhedged Canadian currency exposure	$0	0.0%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.
	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0	0.0%
12.04		$0	0.0%
12.05		$0	0.0%
56

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.
	1 Issuer	2	3
13.02		$0	0.0%
13.03		$0	0.0%
13.04		$0	0.0%
13.05		$0	0.0%
13.06		$0	0.0%
13.07		$0	0.0%
13.08		$0	0.0%
13.09		$0	0.0%
13.10		$0	0.0%
13.11		$0	0.0%

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.
	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0	0.0%
14.04		$0	0.0%
14.05		$0	0.0%

  Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06		$0	$0	$0
14.07		$0	$0	$0
14.08		$0	$0	$0
14.09		$0	$0	$0
14.10		$0	$0	$0
14.11		$0	$0	$0
14.12		$0	$0	$0
14.13		$0	$0	$0
14.14		$0	$0	$0
14.15		$0	$0	$0

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.
	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0	0.0%
	Largest three investments in general partnership interests:
15.03		$0	0.0%
15.04		$0	0.0%
15.05		$0	0.0%

16. Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?			Yes [ ] No [ X ]
	If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial Loans	$22,999,467	1.5%
16.03	Agricultural Loans	$8,468,503	0.5%
16.04	Agricultural Loans	$5,805,465	0.4%
16.05	Agricultural Loans	$5,173,344	0.3%
16.06	Agricultural Loans	$2,710,589	0.2%
16.07	Agricultural Loans	$2,181,910	0.1%
16.08	Agricultural Loans	$1,596,424	0.1%
16.09	Agricultural Loans	$1,513,560	0.1%
16.10	Commercial Loans	$1,360,444	0.1%
16.11	Agricultural Loans	$1,297,189	0.1%

57

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$0	0.0%
16.13	Mortgage loans over 90 days past due	$0	0.0%
16.14	Mortgage loans in the process of foreclosure	$0	0.0%
16.15	Mortgage loans foreclosed	$0	0.0%
16.16	Restructured mortgage loans	$0	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Residential		Commercial		Agricultural
		1	2	3	4	5	6
17.01	above 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.02	91 to 95%	$0	0.0%	$0	0.0%	$0	0.0%
17.03	81 to 90%	$0	0.0%	$462,883	0.0%	$0	0.0%
17.04	71 to 80%	$0	0.0%	$0	0.0%	$0	0.0%
17.05	below 70%	$0	0.0%	$26,584,940	1.7%	$31,869,577	2.0%

18. Amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.
	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$0	0.0%
18.03		$0	0.0%
18.04		$0	0.0%
18.05		$0	0.0%
18.06		$0	0.0%

19. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X ] No [ ]
	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.
	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0	0.0%
19.04		$0	0.0%
19.05		$0	0.0%

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$0	0.0%	$0	$0	$0
20.02	Repurchase agreements	$0	0.0%	$0	$0	$0
20.03	Reverse repurchase agreements	$0	0.0%	$0	$0	$0
20.04	Dollar repurchase agreements	$0	0.0%	$0	$0	$0
20.05	Dollar reverse repurchase agreements	$0	0.0%	$0	$0	$0

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$0	0.0%	$0	0.0%
21.02	Income generation	$0	0.0%	$0	0.0%
21.03	Other	$0	0.0%	$0	0.0%

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$685,091	0.0%	$738,911	$719,942	$704,789
22.02	Income generation	$0	0.0%	$0	$0	$0
22.03	Replications	$0	0.0%	$0	$0	$0
22.04	Other	$0	0.0%	$0	$0	$0

58

New England Life Insurance Company

SCHEDULE 2

Supplemental Investment Risks Interrogatories — (continued)

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$0	0.0%	$0	$0	$0
23.02	Income generation	$0	0.0%	$0	$0	$0
23.03	Replications	$0	0.0%	$0	$0	$0
23.04	Other	$0	0.0%	$0	$0	$0

59

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule

Annual Statement for the year 2022 of the New England Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	113,689,933	7.769	113,689,933	0	113,689,933	7.769
1.02 All other governments	0	0.000	0	0	0	0.000
1.03 U.S. states, territories and possessions, etc. guaranteed	8,037,099	0.549	8,037,099	0	8,037,099	0.549
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	9,062,657	0.619	9,062,657	0	9,062,657	0.619
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	71,752,711	4.903	71,752,711	0	71,752,711	4.903
1.06 Industrial and miscellaneous	729,967,697	49.884	729,967,697	0	729,967,697	49.884
1.07 Hybrid securities	4,825,000	0.330	4,825,000	0	4,825,000	0.330
1.08 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	0	0.000	0	0	0	0.000
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	937,335,097	64.054	937,335,097	0	937,335,097	64.054
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	0	0.000	0	0	0	0.000
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	0	0.000	0	0	0	0.000
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	0	0.000	0	0	0	0.000
3.02 Industrial and miscellaneous Other (Unaffiliated)	0	0.000	0	0	0	0.000
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	0	0.000	0	0	0	0.000
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	0	0.000	0	0	0	0.000

60

New England Life Insurance Company

SCHEDULE 3

Statutory Summary Investment Schedule — (continued)

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Investment Categories	1 Amount	2 Percentage of Column 1 Line 13	3 Amount	4 Securities Lending Reinvested Collateral Amount	5 Total (Col. 3 + 4) Amount	6 Percentage of Column 5 Line 13
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	31,869,577	2.178	31,869,577	0	31,869,577	2.178
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	27,047,822	1.848	27,047,822	0	27,047,822	1.848
4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	58,917,399	4.026	58,917,399	0	58,917,399	4.026
5. Real estate (Schedule A):
5.01 Properties occupied by company	0	0.000	0	0	0	0.000
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	0	0.000	0	0	0	0.000
5.04 Total real estate	0	0.000	0	0	0	0.000
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	52,341,447	3.577	52,341,447	0	52,341,447	3.577
6.02 Cash equivalents (Schedule E, Part 2)	946,288	0.065	946,288	0	946,288	0.065
6.03 Short-term investments (Schedule DA)	0	0.000	0	0	0	0.000
6.04 Total cash, cash equivalents and short-term investments	53,287,735	3.642	53,287,735	0	53,287,735	3.642
7. Contract loans	384,352,383	26.265	384,352,383	0	384,352,383	26.265
8. Derivatives (Schedule DB)	13,372,410	0.914	13,372,410	0	13,372,410	0.914
9. Other invested assets (Schedule BA)	14,642,761	1.001	14,642,761	0	14,642,761	1.001
10. Receivables for securities	1,432,231	0.098	1,432,231	0	1,432,231	0.098
11. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000
13. Total invested assets	1,463,340,016	100.000	1,463,340,016	0	1,463,340,016	100.000

61

New England Life Insurance Company

SCHEDULE 4

Reinsurance Contracts With Risk-Limiting Features

The Company had no reinsurance contracts entered on or after January 1, 1996, that are subject to Appendix A-791, Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual ("A-791"), that includes risk-limiting features, as described in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance ("SSAP 61R").

The Company had no reinsurance contracts entered on or after January 1, 1996, that are not subject to A-791, for which reinsurance accounting was applied and includes risk-limiting features, as described in SSAP 61R.

The Company had no reinsurance contracts entered into, renewed or amended reinsurance contracts on or after January 1, 1996, that contain features described below which result in delays in payment in form or in fact:

a.  Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

b.  Payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

The Company did not have any contracts entered into, renewed or amended on or after January 1, 1996, not subject to A-791 and not yearly renewable term, which meet the risk transfer requirements of SSAP 61R.

The Company did not cede any risk during the period ended December 31, 2022 which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract entered into, renewed or amended on or after January 1, 1996, and either:

a.  Accounted for that contract as reinsurance under NAIC SAP and as a deposit under GAAP; or

b.  Accounted for that contract as reinsurance under GAAP and as a deposit under NAIC SAP.

62